Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Supplement dated July 28, 2017 to the Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of each of the above-referenced Funds (each, a “Fund”), each dated July 28, 2017, and is in addition to any other supplements.

The following information is added to the sections titled “More About Your Account” in each Prospectus and “How to Buy Shares” in each SAI:

Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund, subject to the following exceptions:

•	Existing shareholders of the Fund can continue to purchase new shares of the Fund, exchange shares of other funds into the Fund, and make purchases through dividend and capital gain reinvestments.

•	Existing shareholders of the Fund in broker/dealer advisory-fee programs can continue to purchase shares and exchange into the Fund. Existing broker/dealer advisory-fee programs can add new shareholders (except for group retirement plans as described below). The Fund will not be permitted to be added to new broker/dealer advisory-fee platforms.

•	Existing registered investment advisor (“RIA”) and bank trust firms that have an investment allocation to the Fund in a fee-based advisory account, can continue to add new clients, purchase shares, and exchange into the Fund except for group retirement plans described below. The Fund will not be available to new RIA and bank trust firms.

•	Existing shareholders of the Fund in group retirement plans can continue to purchase shares of the Fund and exchange into the Fund. Group retirement plans may include but are not limited to defined contribution (DC), 401(k) (including “Single K”), 403(b), pension and profit sharing plans, defined benefit plans (including “Single DB Plus”), SIMPLE IRAs and SEP IRAs. The Fund will be closed to new group retirement plans and new participants in existing plans.

•	Existing shareholders investing in self-directed brokerage accounts can continue to purchase shares of the Fund and exchange into the Fund. The Fund will be closed to new shareholders investing in self-directed brokerage accounts.

•	The Fund reserves the right, in its discretion, to accept purchases and exchanges from institutional investors which may include, among others, corporations, endowments, foundations and insurance companies.

•	The Fund reserves the right, in its discretion, to accept purchases and exchanges from the Manager or an affiliate of the Manager.

Existing shareholders as of the Closing Date who later sell all of their shares of the Fund will not be permitted to establish new accounts in the Fund unless such purchase is through an exception listed above.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Fund’s investment adviser and its affiliates, its parent company and the subsidiaries of its parent company will not be permitted to establish a new account of the Fund after the Closing Date unless such purchase is through an exception listed above. Notwithstanding the foregoing, the Fund, at its discretion, reserves the right to offer new purchases to, and to establish new accounts for, the Fund’s investment adviser and its affiliates.

July 28, 2017	PS0000.168

Oppenheimer
Rochester® Minnesota Municipal Fund

Prospectus dated July 28, 2017
Oppenheimer Rochester Minnesota Municipal Fund is a mutual fund that seeks tax-free income. It invests mainly in municipal securities.
This prospectus contains important information about the Fund’s objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.
NYSE Ticker Symbols
Class A	OPAMX
Class B	OPBMX
Class C	OPCMX
Class Y	OPYMX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents
The Fund Summary
1	Investment Objective
1	Fees and Expenses of the Fund
2	Principal Investment Strategies
2	Principal Risks
5	The Fund’s Past Performance
6	Investment Adviser
6	Portfolio Managers
6	Purchase and Sale of Fund Shares
6	Taxes
7	Payments to Broker-Dealers and Other Financial Intermediaries
More About The Fund
8	About the Fund’s Investments
18	How the Fund is Managed
More About Your Account
20	About Your Account
20	Choosing a Share Class
21	The Price of Fund Shares
28	How to Buy, Sell and Exchange Shares
34	Dividends, Capital Gains and Taxes
36	Financial Highlights
Appendix: Special Sales Charge Arrangements and Waivers
42	Special Sales Charge Arrangements and Waivers
To Summary Prospectus

The Fund Summary
Investment Objective. The Fund seeks tax-free income.
Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section “About Your Account” beginning on page 20 of the prospectus and in the appendix to the prospectus titled “Special Sales Charge Arrangements and Waivers” and in the section “How to Buy Shares” beginning on page 69 in the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class B	Class C	Class Y
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Y
Management Fees	0.55%	0.55%	0.55%	0.55%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A

Other Expenses

Interest and Fees from Borrowing	0.14%	0.14%	0.14%	0.14%

Interest and Related Expenses from Inverse Floaters	0.06%	0.06%	0.06%	0.06%

Other Expenses	0.16%	0.17%	0.18%	0.18%

Total Other Expenses	0.36%	0.37%	0.38%	0.38%

Total Annual Fund Operating Expenses	1.16%	1.92%	1.93%	0.93%

Fee Waiver and/or Expense Reimbursement*	(0.16)%	(0.17)%	(0.18)%	None

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	1.75%	0.93%
*	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowings and interest and related expenses from inverse floaters, dividend expenses, taxes, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:
	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$573	$813	$1,072	$1,811	$573	$813	$1,072	$1,811

Class B	$679	$892	$1,231	$1,865	$179	$592	$1,031	$1,865

Class C	$279	$594	$1,035	$2,260	$179	$594	$1,035	$2,260

Class Y	$95	$298	$517	$1,148	$95	$298	$517	$1,148
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Oppenheimer Rochester Minnesota Municipal Fund	1

Principal Investment Strategies. Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from regular federal individual and, as applicable, the Fund’s state income tax. The Fund selects investments without regard to the alternative minimum tax (“AMT”). Additionally, under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Minnesota municipal securities. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The securities in which the Fund invests may also include those issuers located outside of Minnesota, such as U.S. territories, commonwealths and possessions or by their agencies, instrumentalities and authorities, if the interest on such securities is not subject to Minnesota and federal income tax. These securities are “Minnesota municipal securities” for purposes of this prospectus.
The Fund intends to invest its assets so that at least 95% of the exempt-interest dividends that it pays, including any exempt-interest dividends exempt from state taxation under federal law, are derived from Minnesota municipal obligations as required for state tax exemption under Minnesota law.
Most of the securities the Fund buys are “investment-grade,” although it can invest as much as 25% of its total assets in below investment-grade securities (commonly called “junk bonds”). This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Investment-grade securities are rated in one of the four highest rating categories of nationally recognized statistical rating organizations, such as S&P Global Ratings (“S&P”) (or, in the case of unrated securities, determined by the Fund’s Sub-Adviser, OppenheimerFunds, Inc., to be comparable to securities rated investment-grade). The Fund also invests in unrated securities, in which case the Fund’s Sub-Adviser internally assigns ratings to those securities, after assessing their credit quality and other factors, in investment-grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.
To the extent the Fund invests in pre-refunded municipal securities collateralized by U.S. government securities, the Fund may treat those securities as investment-grade (AAA) securities even if the issuer itself has a below-investment-grade rating.
The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, the Fund currently focuses on longer-term securities to seek higher yields. This portfolio strategy is subject to change. The Fund may invest in obligations that pay interest at fixed or variable rates.
The Fund can invest in inverse floating rate securities, a type of variable rate instrument, to seek increased income and return. Inverse floating rate securities are leveraged instruments and the extent of their leverage will vary depending on the security’s characteristics. The Fund limits its investments in inverse floating rate securities as further described in this prospectus under “Principal Risks.”
The Fund can borrow money to purchase additional securities, another form of leverage. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund’s total assets.
In selecting investments for the Fund, the portfolio managers look at a wide range of Minnesota municipal securities from different issuers that provide high current income, including unrated bonds, that have favorable credit characteristics and that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.
Principal Risks. The price of the Fund’s shares can go up and down substantially. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth less than what you paid for them. These risks mean that you can lose money by investing in the Fund.
Risks of Investing in Municipal Securities. Municipal securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk and prepayment risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a
2	Oppenheimer Rochester Minnesota Municipal Fund

downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders, which may be triggered by general market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.
Because the Fund can invest up to 25% of its total assets in below-investment-grade securities, the Fund’s credit risks are greater than those of funds that buy only investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 25% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.
Risks of Minnesota Municipal Securities. Because the Fund invests primarily in Minnesota municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of Minnesota and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Budgetary stress on the state or its municipalities, changes in federal, state, and local legislation or policy, erosion of the tax base, the effects of natural disasters or environmental issues, or other economic, legislative or political, or social issues may have a significant negative impact on the value of state or local securities.
Risks of Investing in U.S. Territories, Commonwealths and Possessions. The Fund also invests in obligations of the governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam, or the Northern Mariana Islands to the extent such obligations are exempt from regular federal individual and state income taxes. These investments also are considered to be “Minnesota municipal securities” for purposes of this prospectus.
Oppenheimer Rochester Minnesota Municipal Fund	3

Accordingly, the Fund may be adversely affected by local political, economic and social conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.
Certain of the municipalities in which the Fund invests, including Puerto Rico, currently experience significant financial difficulties. As a result, securities issued by certain of these municipalities are currently considered below-investment-grade securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which the Fund invests could affect the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.
Municipal Sector Focus Risk. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration. Many types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities. Those municipal securities may finance or pay interest from the revenues of projects that are subject to similar economic, business or political developments that could increase their credit risk. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, it may be subject to greater risks from adverse events affecting such municipalities than a fund that invests in different municipalities or that is more diversified.
Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA.
The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that make payments only from a state’s interest in the MSA.
Risks of Land-Secured or “Dirt” Bonds. These special assessment or special tax bonds are issued to promote residential, commercial and industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal and state income tax. Income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.
Risks of Borrowing and Leverage. The Fund can borrow up to one-third of the value of its total assets (including the amount borrowed) from banks, as permitted by the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including for purchasing securities, which can create “leverage.” In that case, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. Borrowing for investment purposes might reduce the Fund’s return if the yield on the securities purchased is less than those borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund’s investment in inverse floaters (instruments also involving the use of leverage, as discussed below). The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.
The Fund can participate in a committed reverse repurchase agreement program. Reverse repurchase agreements that the Fund may engage in also create leverage. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to a borrowing, reverse repurchase agreements provide the Fund with cash for investment and operational purposes. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Reverse repurchase agreements create fund expenses and require that the Fund have sufficient cash available to repurchase the debt obligation when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security.
4	Oppenheimer Rochester Minnesota Municipal Fund

Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.
Inverse Floaters. The Fund invests in inverse floating rate securities (“inverse floaters”) because, under ordinary circumstances, they offer higher yields and thus provide higher income than fixed-rate municipal bonds of comparable maturity and credit quality. Because inverse floaters are leveraged instruments, the value of an inverse floater will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of comparable maturity and credit quality, including the municipal bond underlying an inverse floater. During periods of rising interest rates, the market values of inverse floaters will tend to decline more quickly than those of fixed-rate securities.
An inverse floater is created when a fixed-rate municipal bond is contributed to a trust. The trust issues two separate classes of securities: short-term floating rate securities with a fixed principal amount that represent a senior interest in the underlying municipal bond, and the inverse floater that represents a residual, subordinate interest in the underlying municipal bond. The trust issues and sells the short-term floating rate securities to third parties and the inverse floater to the Fund. The short-term floating rate securities generally bear short-term rates of interest. When interest is paid on the underlying municipal bond to the trust, such proceeds are first used to pay interest owing to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floater. Accordingly, the amount of such interest paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Inverse floaters produce less income when short-term interest rates rise (and, in extreme cases, may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the inverse floater, any yield advantage to the Fund is reduced and may be eliminated. Additionally, because the principal amount of the short-term floating rate security is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floater. Upon the occurrence of certain adverse events, a trust may be collapsed and the underlying municipal bond liquidated, and the Fund could lose the entire amount of its investment in the inverse floater and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying municipal bond and the principal amount of the short-term floating rate securities.
The Fund may invest in inverse floaters with any degree of leverage (measured by comparing the outstanding principal amount of related short-term floating rate securities to the par value of the underlying municipal bond). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floaters held by the Fund to the total assets of the Fund. Nevertheless, the value of, and income earned on, an inverse floater that has a higher degree of leverage (represented by an outstanding principal amount of related short-term floating rate securities that constitutes a larger percentage of the par value of the underlying municipal bond) will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond, and are more likely to be eliminated entirely under adverse market conditions.
Who Is The Fund Designed For? The Fund is designed for investors seeking tax-free income. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or other tax-exempt or tax-deferred accounts. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance (for Class A Shares) from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Sales charges are not reflected in the bar chart and if those charges were included, returns would be less than those shown. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website: https://www.oppenheimerfunds.com/fund/RochesterMinnesotaMunicipalFund
Oppenheimer Rochester Minnesota Municipal Fund	5

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 14.75% (3rd Qtr 09) and the lowest return for a calendar quarter was -22.04% (4th Qtr 08). For the period from January 1, 2017 to June 30, 2017 the return before sales charges and taxes was 3.00%.

The following table shows the average annual total returns for each class of the Fund’s shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.
Average Annual Total Returns for the periods ending December 31, 2016
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 11/7/2006)
Return Before Taxes	(4.24)%	3.47%	3.46%
Return After Taxes on Distributions	(4.24)%	3.47%	3.46%
Return After Taxes on Distributions and Sale of Fund Shares	(0.90)%	3.60%	3.64%

Class B Shares (inception 11/7/2006)	(5.07)%	3.34%	3.51%

Class C Shares (inception 11/7/2006)	(1.19)%	3.69%	3.18%

Class Y Shares (inception 7/29/2011)	0.62%	4.56%	5.44%

Bloomberg Barclays Municipal Bond Index	0.25%	3.28%	4.25%
(reflects no deduction for fees, expenses, or taxes)			3.95%*

Consumer Price Index	2.07%	1.36%	1.81%
(reflects no deduction for fees, expenses, or taxes)			1.23%*
*	From 7/31/11

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.
Portfolio Managers. Scott S. Cottier, CFA, and Troy E. Willis, J.D., CFA, each have been a portfolio manager and a Vice President of the Fund since its inception. Mark R. DeMitry, CFA, has been a portfolio manager of the Fund since its inception and a Vice President of the Fund since June 2009. Michael L. Camarella, CFA, has been a portfolio manager of the Fund since January 2008 and a Vice President of the Fund since June 2009. Charles S. Pulire, CFA, has been a portfolio manager of the Fund since December 2010 and a Vice President of the Fund since September 2011. Elizabeth S. Mossow, CFA, has been a portfolio manager of the Fund since July 2013 and Vice President of the Fund since January 2016.
Purchase and Sale of Fund Shares. You can buy most classes of Fund shares with a minimum initial investment of $1,000. Traditional and Roth IRA, Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500. For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment. Once your account is open, subsequent purchases may be made in any amount.
Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.
Class B shares are no longer offered for new purchases.
Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal individual income tax purposes. Dividends that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the federal alternative minimum tax. Certain distributions may be taxable as ordinary income or as capital gains. The tax treatment of dividends is the same whether they are taken in cash or reinvested.
6	Oppenheimer Rochester Minnesota Municipal Fund

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Oppenheimer Rochester Minnesota Municipal Fund	7

More About The Fund
About the Fund’s Investments
The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains additional information about the Fund’s investment policies and risks.
The Fund’s Principal Investment Strategies and Risks. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.
The Sub-Adviser tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund can change daily based on changes in interest rates and market conditions and in response to other economic events.
Unless this prospectus or the Statement of Additional Information states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities).
Municipal Securities. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment.
Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called “double-barreled bonds.” The Fund can also buy securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal regular individual, and as applicable, the Fund’s state income tax (in the opinion of bond counsel to the issuer at the time the security is issued). Because municipal bond issuers may not be subject to the same disclosure obligations as other bond issuers, investments in municipal securities may be riskier than certain other investments.
The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.
Minnesota municipal securities are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to federal and Minnesota individual income tax. The term “Minnesota municipal securities” also includes debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to federal and Minnesota individual income tax. For additional discussion of the special considerations relating to the Fund’s investments in Minnesota municipal securities, including investments in U.S. territories, commonwealths and possessions, see the Statement of Additional Information. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity.
Municipal securities may be subject to the following risks:
■	Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Fund’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund’s investments in new securities may be at lower yields and may reduce the Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.
■	Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. “Effective duration” attempts to measure the expected percentage
8	Oppenheimer Rochester Minnesota Municipal Fund

change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. Duration is different from maturity, which is the length of time until the principal must be paid back. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.
■	Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Fund’s income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer’s securities.
■	Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.
■	Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.
■	Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.
■	Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund’s holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets.
Following the financial crisis, the Federal Reserve sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve also purchased large quantities of securities issued or guaranteed by the U.S.
Oppenheimer Rochester Minnesota Municipal Fund	9

government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as “quantitative easing”. Given that the Federal Reserve has since ended its securities purchases pursuant to quantitative easing, and as the Federal Reserve raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.
In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.
U.S. Territories, Commonwealths and Possessions. The Fund also invests in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from regular federal individual and state income taxes. Accordingly, the Fund may be adversely affected by local political, economic and social conditions and developments within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations. A discussion of the special considerations relating to the Fund’s municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in an Appendix to the Statement of Additional Information.
Investment in Puerto Rico Municipal Securities. The Fund may also invest in Puerto Rican municipal securities, which are exempt from federal, state, and, where applicable, local income taxes. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizeable debt service obligations and a high unemployment rate. The amount of its outstanding public debt will make it very difficult for Puerto Rico to make full repayment. Certain issuers of Puerto Rico municipal securities have failed to make payments on obligations that have come due, and additional missed payments and defaults may be likely to occur in the future. As a result of Puerto Rico’s challenging economic and fiscal environment, certain securities issued by Puerto Rico and its agencies are currently considered below-investment-grade securities. Investments in such securities may subject the Fund to additional risks as described in this prospectus. If the economic situation in Puerto Rico persists or worsens, the volatility, liquidity, credit quality and performance of the Fund could be adversely affected. In addition, certain Puerto Rico debt obligations are being restructured pursuant to legislation. The outcome of this debt restructuring is uncertain and could adversely affect the Fund.
Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of usually 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note, repurchase agreement or other credit facility agreement offered by a bank or financial institution. Because tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper, the commercial paper of a tax-exempt issuer that is unable to continue to obtain liquidity in that manner may default. There may be a limited secondary market for issues of tax-exempt commercial paper.
Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain “non-appropriation” clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.
If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.
Tobacco Related Bonds. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the Master Settlement Agreement (“MSA”) and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state’s appropriation pledge.
■	Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA, a litigation settlement agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions and the four largest U.S. tobacco manufacturers at that time. Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, which provides for annual payments by the manufacturers to the states and other jurisdictions in perpetuity. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment.
10	Oppenheimer Rochester Minnesota Municipal Fund

A number of states have securitized the future flow of those payments by selling bonds, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flows from the tobacco manufacturers. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments. The amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.
The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including challenges by participating tobacco manufacturers regarding the amount of annual payments owed under the MSA, and an adverse outcome could affect the payment streams associated with the MSA or cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges. The Statement of Additional Information contains more detailed information about the litigation related to the tobacco industry and the MSA.
■	“Subject to Appropriation” (STA) Tobacco Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge. These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, “government appropriation” or “subject to appropriation” bonds (also referred to as “appropriation debt”) are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer’s general funds.
Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state.
Municipal Sector Focus. The Fund will not concentrate its investments in issuers in any one industry. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration. Many types of municipal securities (such as general obligation, government appropriation, municipals leases, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in those types of municipal securities. Those municipal securities may finance or pay interest from the revenues of projects that are subject to similar economic, business or political developments that could increase their credit risk. Legislation that affects the financing of a particular municipal project, or economic factors that have a negative impact on a project, would be likely to affect many other similar projects. At times, the Fund may change the relative emphasis of its investments in securities issued by certain municipalities. If the Fund has a greater emphasis on investments in one or more particular municipalities, it may be subject to greater risks from adverse events affecting such municipalities than a fund that invests in different municipalities or that is more diversified.
Insured Municipal Bonds. The Fund may invest in municipal bonds that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Either the issuer of the municipal security or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees. Immediately following the financial crisis of 2008, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced certain insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Fund may lose money on its investment if the insurance company does not make payments it guarantees. In addition, if the Fund purchases the insurance, it must pay the premiums, which will reduce the Fund’s yield. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
Land-Secured or “Dirt” Bonds (Special Tax or Special Assessment Bonds). The Fund can invest more than 25% of its total assets in municipal securities for similar types of projects that are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as tax assessment, special tax or tax increment financing
Oppenheimer Rochester Minnesota Municipal Fund	11

generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks, such as the failure of property development, availability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values and the demand of properties to tenants, and changes in interest rates. These real estate risks may be heightened in the event that these projects are in foreclosure. Additionally, upon foreclosure the Fund may pay certain maintenance or operating expenses or taxes relating to such projects. These expenses may increase the overall expenses of the Fund and reduce its returns.
In addition, these projects can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the projects.
Ratings of Municipal Securities the Fund Buys. The Sub-Adviser may rely to some extent on credit ratings by nationally recognized statistical rating organizations in evaluating the credit risk of securities selected for the Fund’s portfolio. Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. The Sub-Adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.
Most of the municipal securities the Fund buys are “investment-grade” at the time of purchase. “Investment-grade” securities are those rated within the four highest rating categories of S&P Global Ratings (“S&P”), Moody’s, Fitch or another nationally recognized statistical rating organization (or, in the case of unrated securities, determined by the Sub-Adviser to be comparable to securities rated investment-grade). While securities rated within the fourth highest category by S&P (meaning BBB+, BBB or BBB-) or by Moody’s (meaning Baa1, Baa2 or Baa3) are considered “investment-grade,” they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the Sub-Adviser uses the highest rating assigned.
The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security. This Fund will treat such securities as investment-grade (AAA) securities notwithstanding the fact that the issuer of such securities has a lower (including below-investment-grade) rating from one or more rating agencies.
Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as “junk bonds”) generally have higher yields than investment-grade securities but also have higher risk profiles. Below-investment-grade securities are considered to be speculative and entail greater risk with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of below-investment-grade securities. The major risks of below-investment-grade securities include:
■	Prices of below-investment-grade securities may be subject to extreme price fluctuations, even under normal market conditions. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below-investment-grade securities than on the prices of investment-grade securities.
■	Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. Issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of investment-grade securities. Issuers of below-investment-grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of the holders of below-investment-grade securities.
■	Below-investment-grade securities may be less liquid than investment-grade securities, even under normal market conditions. There are fewer dealers in the below-investment-grade securities market and there may be significant differences in the prices quoted by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.
12	Oppenheimer Rochester Minnesota Municipal Fund

■	Below-investment-grade securities typically contain redemption provisions that permit the issuer of the securities containing such provisions to redeem the securities at its discretion. If the issuer redeems below-investment-grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income.
■	Below-investment-grade securities markets may be more susceptible to real or perceived adverse credit, economic, or market conditions than investment-grade securities.
The Fund can invest up to 25% of its total assets in below-investment-grade securities. This restriction is applied at the time of purchase and the Fund may continue to hold a security whose credit rating has been downgraded or, in the case of an unrated security, after the Fund’s Sub-Adviser has changed its assessment of the security’s credit quality. As a result, credit rating downgrades or other market fluctuations may cause the Fund’s holdings of below-investment-grade securities to exceed, at times significantly, this restriction for an extended period of time. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. If the Fund has more than 25% of its total assets invested in below-investment-grade securities, the Sub-Adviser will not purchase additional below-investment-grade securities until the level of holdings in those securities no longer exceeds the restriction.
Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Sub-Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Sub-Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Sub-Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.
In evaluating the credit quality of a particular security, whether rated or unrated, the Sub-Adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.
A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the Sub-Adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.
Taxability Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal and state income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund’s dividends with respect to that bond might be subject to federal income tax. In addition, income from tax-exempt municipal securities could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service, state tax authorities, or a court, or the non-compliant conduct of a bond issuer.
Borrowing and Leverage. The Fund can borrow from banks, a technique referred to as “leverage,” in amounts up to one-third of the Fund’s total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Sub-Adviser when available, funding amounts necessary to unwind or “collapse” trusts that issued “inverse floaters” to the Fund (an investment vehicle used by the Fund as described in this prospectus), or to contribute to such trusts to enable them to meet tenders of their other securities by the holders. The Fund currently participates in a line of credit with other Oppenheimer funds for those purposes. The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes.
Borrowing for leverage will subject the Fund to greater costs (for interest payments to the lender, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes. The interest on borrowed money is an expense that might reduce the Fund’s yield, especially if the cost of borrowing to buy securities exceeds the yield on the securities purchased with the proceeds of a loan. Using leverage may also make the Fund’s share price more sensitive, i.e. volatile, to interest rate changes than if the Fund did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements under the Investment Company Act of 1940.
Derivative Investments. The Fund can invest in different types of “derivative” instruments that are consistent with its investment strategies. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.
Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Certain derivative investments
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held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.
In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.
The Fund may use derivatives to seek income or capital gain to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. While the Fund may use derivatives for hedging purposes, it typically does not use hedging instruments, such as options, to hedge investment risks.
Inverse Floaters. The Fund may invest in inverse floaters to seek greater income and total return. Inverse floaters, under ordinary circumstances, offer higher yields and thus provide higher income than fixed-rate municipal bonds of comparable maturity and credit quality. During periods of rising interest rates, the market values of inverse floaters will tend to decline more quickly than those of fixed rate securities.
An inverse floater is created as part of a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and the inverse floater, representing a residual, subordinate interest in the underlying municipal bond, to the Fund. The proceeds of the sale of the bond by the Fund remaining after it buys the inverse floater can be used for any purpose. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.
The Fund may also purchase an inverse floater created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust.
Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floater. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floater.
Typically, the terms of an inverse floater grant the Fund, as holder, the right to voluntarily terminate the Trust and to obtain the underlying municipal bond. To do so, the Fund would generally need to pay the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust. Through the exercise of such right, the Fund can “collapse” the Trust, terminate its investment in the related inverse floater and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floater or (ii) a principal amount of the inverse floater held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.
The Fund’s investments in inverse floaters involve certain risks. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income. Thus, if short-term interest rates rise after the issuance of the inverse floater, any yield advantage to the Fund is reduced and may be eliminated. All inverse floaters entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities.
The value of, and income earned on, an inverse floater that has a higher degree of leverage (represented by an outstanding principal amount of related short-term floating rate securities that constitutes a larger percentage of the par value of the underlying municipal bond) will fluctuate more significantly in response to changes in interest rates and to
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changes in the market value of the related underlying municipal bond than that of an inverse floater having a lower degree of leverage. Changes in the value of an inverse floater will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floater to changes in interest rates and to the market value of the underlying municipal bond. An inverse floater can be expected to underperform fixed-rate municipal bonds when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase. Following such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floater, with the holder of the inverse floater (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that holders of the short-term floating rates securities receive the purchase price for their securities in connection with such termination of the Trust, in which instance the Fund may have an obligation to reimburse the liquidity provider, as described below). The sale of the underlying bond following such an event could be at an adverse price that might result in the loss by the Fund of a substantial portion, or even all, of its investment in the related inverse floater.
The Fund may enter into shortfall/reimbursement agreements with the liquidity provider in connection with certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floaters, if it deems it appropriate to do so.
Accounting Treatment of Inverse Floaters. When the Fund creates an inverse floater in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floater on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense (which affects the Fund’s annual operating expenses, shown earlier in this prospectus). As mentioned above, the Fund may also purchase an inverse floater created as part of a tender option bond transaction when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floater related to such transaction on its Statement of Investments and interest on the security is recorded as investment income on the Fund’s Statement of Operations.
Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters, discussed in this prospectus, are a type of variable rate obligation.
Other Investment Strategies and Risks. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.
To seek a higher yield, the Fund also can invest in municipal securities other than those of its state. Although any interest from those securities generally would be exempt from federal taxation, any such interest may be subject to the Fund’s state personal income tax. The Fund does not expect to invest a significant portion of its assets in securities that are not exempt from its state’s personal income tax.
When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a “when-issued” basis and may purchase or sell such securities on a “delayed-delivery” basis. “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. During the period between the purchase and the settlement dates, the buyer makes no payment for the security and receives no interest. When-issued or delayed-delivery securities the Fund buys are subject to changes in value as a result of market fluctuations during that period and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security has declined below the purchase price.
Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes (“PLNs”) which are variable rate municipal securities based on the London Interbank Offered Rate (“LIBOR”), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will
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generally pay higher levels of income in a rising short-term interest rate environment and lower levels of income as short-term interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.
The Fund’s ability to engage in transactions using PLNs may be limited due to market factors. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of a PLN or the inverse floater.
Distressed Debt Securities. The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in below-investment-grade debt securities. The Fund will generally not receive interest payments on the distressed securities and may also incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale. Distressed securities are subject to the Fund’s limitation on holding below-investment-grade securities.
Defaulted Securities. The Fund may purchase defaulted securities if the investment adviser believes that there is potential for resumption of income payments or realization of income on the sale of the securities or the collateral or other advantageous developments appear likely in the near future. Notwithstanding the investment adviser’s belief about the resumption of income payments or realization of income, the purchase of defaulted securities is highly speculative and involves a high degree of risk, including the risk of a substantial or complete loss of the Fund’s investment. Defaulted securities are subject to the Fund’s limitation on holding below-investment-grade securities. The investment adviser does not expect that this will be a significant investment strategy of the Fund.
Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities. These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.
Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Sub-Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings.
The Fund will not invest more than 15% of its net assets in illiquid securities.
Taxable Investments. The Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.
Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its total assets in investments that may be inconsistent with the Fund’s principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.
Investments in Money Market Instruments. The Fund can invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills, certain asset-backed securities and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund’s investments to fall.
The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund. It may also invest in money market instruments directly, or in other affiliated or unaffiliated money market funds. The Fund may invest in such other money market funds, such as Oppenheimer Institutional Government
16	Oppenheimer Rochester Minnesota Municipal Fund

Money Market Fund, rather than purchasing individual short-term investments. Oppenheimer Institutional Government Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. At the time of an investment, the Fund cannot always predict what will be the yield of the Oppenheimer Institutional Government Money Market Fund, or any other money market fund it may hold, because of the wide variety of instruments that such fund may hold in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of any other money market fund it may hold, including its advisory fee. However, the Manager will waive a portion of the Fund’s advisory fee to the extent of the Fund’s share of the advisory fee paid to the Manager by Oppenheimer Institutional Government Money Market Fund, or to any other similar affiliated money market fund of which the Fund is a shareholder. If the Fund invests in an unaffiliated money market fund, the Manager will not waive a portion of the Fund’s advisory fee representing the Fund’s share of the advisory fee paid by such unaffiliated fund to any unaffiliated manager.
Investments by “Funds of Funds.” Class Y shares of the Fund are offered as an investment to certain other Oppenheimer funds that act as “funds of funds,” which may invest significant portions of their assets in shares of the Fund. From time to time, those investments may also represent a significant portion of the Fund’s outstanding shares or of its outstanding Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may increase or reduce the amount of their investment in the Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of the Fund’s assets, the Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. A decline in the Fund’s assets due to large redemptions could also cause the Fund’s operating expenses to increase. Further discussion of the possible effects of frequent trading in the Fund’s shares is included elsewhere in this prospectus.
Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commission. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund’s portfolio turnover rates during past fiscal years.
Conflicts of Interest. The investment activities of the Manager, the Sub-Adviser and their affiliates with respect to other funds and accounts they manage may present potential conflicts of interest that could, under certain circumstances, disadvantage or adversely affect the Fund and its shareholders. The Manager, the Sub-Adviser or their affiliates advise other funds and accounts that have investment objectives and strategies that differ from, and may be contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund’s investment strategies or activities. Other funds or accounts advised by the Manager, the Sub-Adviser or their affiliates may also have conflicting interests arising from investment objectives and strategies that are similar to those of the Fund. For example, those funds and accounts may engage in, and compete for, the same types of investment opportunities as the Fund or invest in securities of the same issuers that have different features and interests as compared to securities held by the Fund. These features (such as seniority, guarantees and differential voting rights) may, under certain circumstances, come into conflict with or disadvantage securities held by the Fund. Because the Manager, the Sub-Adviser and their affiliates may carry out the investment activities of those other funds or accounts without regard to the investment objectives or performance of the Fund, it is possible that the value of investments held by the Fund or the Fund’s investment strategies may be adversely affected.
The Fund’s investment performance will usually differ from the performance of other funds or accounts that are also advised by the Fund’s Manager, the Sub-Adviser or their affiliates even in cases where the investment objectives and strategies of the relevant funds or accounts are similar. When managing multiple funds or accounts, the Fund’s Manager, the Sub-Adviser and their affiliates may make decisions with respect to investment positions held by certain funds or accounts that may cause the Fund to experience losses during periods in which other funds or accounts achieve gains. This may include causing another fund or account to take actions with respect to an issuer’s liquidation, restructuring, default or corporate actions that may conflict with the interests of the Fund. Similar conflicts may also arise when the Fund and other funds or accounts invest in different parts of an issuer’s capital structure, such as when the Fund holds equity or debt obligations of an issuer, and another fund or account holds more senior (or junior) debt obligations of the same issuer, or when the Fund and other funds or accounts hold securities of different issuers that have competing claims to the same assets or sources of payment. In such circumstances, decisions regarding whether to trigger an event of default, the terms of any potential workout or restructuring of a distressed issuer, liquidating or selling an investment, corporate actions, litigation or other investment decisions may, and often do, result in conflicts of interest. The Fund may receive lower returns on its investment in an issuer as a result of actions taken with respect to the same or related issuers by other investors, including other funds or accounts managed by the Manager, the Sub-Adviser or their affiliates.
The Fund’s Manager, the Sub-Adviser or their affiliates may manage funds or accounts with different fee rates and/or fee structures, including funds or accounts that pay advisory fees based on account performance (“performance fee accounts”). Such differences in fee arrangements may raise potential conflicts of interest by creating an incentive to favor
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higher-fee accounts. For example, the Manager, the Sub-Adviser or their affiliates could potentially allocate the most attractive investments to higher-fee accounts or performance fee accounts, or the trading of higher-fee accounts could potentially be favored as to timing and/or execution price.
The Manager and the Sub-Adviser have adopted policies and procedures designed to mitigate where possible potential conflicts of interest identified by the Manager and the Sub-Adviser. However, such policies and procedures may also limit the Fund’s investment activities and affect its performance. For example, the investment activities of such funds or accounts may result in the Manager’s, the Sub-Adviser’s or their affiliates’ receipt of material non-public information concerning certain securities, which could lead to restrictions in the trading of such securities or other investment activities of the Fund or other funds or accounts managed by the Manager, the Sub-Adviser or their affiliates. In certain cases, the Fund’s Manager, the Sub-Adviser or their affiliates may avoid certain investment opportunities or actions that would potentially give rise to conflicts with other funds or accounts, which could also have the effect of limiting the Fund’s investment opportunities and performance. In other cases, the Fund’s Manager, the Sub-Adviser or their affiliates may choose not to or fail to avoid investment opportunities or action that would potentially give rise to conflicts with other funds or accounts, which could under certain circumstances disadvantage the Fund while advantaging other funds or accounts or vice versa.
The Manager, the Sub-Adviser and their affiliates may also face other potential conflicts of interest in managing the Fund, and the information above is not a complete description of every conflict that could be deemed to exist when simultaneously managing the Fund and other funds and accounts.
Changes To The Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares; however, the Fund’s Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund’s investment objective is not a fundamental policy. However, the Fund has an 80% investment policy described in “Principal Investment Strategies” that is a fundamental policy. Moreover, shareholders will receive 60 days’ advance notice of any change in the 80% investment strategy described in “Principal Investment Strategies” relating to the Fund’s state municipal securities, which is not a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.
Portfolio Holdings. The Fund’s portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is a public filing that is required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund’s first and third fiscal quarters. Therefore, the Fund’s portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters. In addition, the Fund’s portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund’s website no sooner than 30 days after the end of each calendar month.
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information.
How the Fund is Managed
THE MANAGER AND THE SUB-ADVISER. OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc. The Manager oversees the Fund’s investments and its business operations. OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund’s investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund’s Board, under an investment advisory agreement with the Fund that states the Manager’s responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.
The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, New York, New York 10281-1008.
Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of average annual net assets over $1.5 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund’s advisory fee for the fiscal year ended March 31, 2017 was 0.55% of average annual net assets, before any applicable waivers.
After discussions with the Fund’s Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other unusual and infrequent expenses (including
18	Oppenheimer Rochester Minnesota Municipal Fund

litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.
The Total Annual Fund Operating Expenses shown in the Annual Fund Operating Expenses table earlier in this prospectus include certain interest and related expenses from the Fund’s investment in inverse floaters. Under accounting rules, the Fund recognized additional income in an amount that offsets those expenses. Therefore, the Fund’s total expenses and net asset values were not affected. If the interest and related expenses from the Fund’s investment in inverse floaters were excluded (after applying any applicable fee waivers and/or expense reimbursements), the expense ratios for the Fund would be 0.94% for Class A shares, 1.69% for Class B and Class C shares, and 0.87% for Class Y shares. The Fund’s annual operating expenses may vary in future years.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangements is available in the Fund’s Semi-Annual Report to shareholders for the period ended September 30, 2016.
Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals, including Scott S. Cottier, CFA, Troy E. Willis, J.D., CFA, Mark R. DeMitry, CFA, Michael L. Camarella, CFA, Charles S. Pulire, CFA, and Elizabeth S. Mossow, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Messrs. Cottier and Willis have been portfolio managers and Vice Presidents of the Fund since its inception. Mr. DeMitry has been a portfolio manager of the Fund since inception and a Vice President of the Fund since June 2009. Mr. Camarella has been a portfolio manager of the Fund since January 2008 and a Vice President of the Fund since June 2009. Mr. Pulire has been a portfolio manager of the Fund since December 2010 and a Vice President of the Fund since September 2011. Mrs. Mossow has been a portfolio manager of the Fund since July 2013 and Vice President of the Fund since January 2016.
Mr. Cottier has been a Senior Vice President of the Sub-Adviser since January 2017 and a Senior Portfolio Manager of the Sub-Adviser since September 2002. He was Vice President of the Sub-Adviser from September 2002 to December 2016. Mr. Cottier is a co-team leader, a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.
Mr. Willis has been a Senior Vice President of the Sub-Adviser since January 2017 and a Senior Portfolio Manager of the Sub-Adviser since January 2006. He was a Vice President of the Sub-Adviser from July 2009 to December 2016 and an Assistant Vice President of the Sub-Adviser from July 2005 to June 2009. He was an Associate Portfolio Manager of the Sub-Adviser from June 2003 to December 2005. Mr. Willis is a co-team leader, a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.
Mr. DeMitry has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since July 2009. He was an Associate Portfolio Manager with the Sub-Adviser from September 2006 to June 2009. He was a Research Analyst with the Sub-Adviser from June 2003 to August 2006. He was a Credit Analyst with the Sub-Adviser from July 2001 to May 2003. Mr. DeMitry is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.
Mr. Camarella has been a Vice President and Senior Portfolio Manager of the Sub-Adviser since January 2011. He was an Assistant Vice President of the Sub-Adviser from July 2009 to December 2010 and an Associate Portfolio Manager with the Sub-Adviser from January 2008 to December 2010. He was a Research Analyst with the Sub-Adviser from April 2006 to December 2007. He was a Credit Analyst with the Sub-Adviser from June 2003 to March 2006. Mr. Camarella is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.
Mr. Pulire has been a Vice President of the Sub-Adviser since February 2013 and Senior Portfolio Manager of the Sub-Adviser since January 2013. He was an Assistant Vice President and an Associate Portfolio Manager of the Sub-Adviser from December 2010 to January 2013. He was a Research Analyst with the Sub-Adviser from February 2008 to November 2010 and was a Credit Analyst with the Sub-Adviser from May 2006 to January 2008. Mr. Pulire is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.
Mrs. Mossow has been a Senior Portfolio Manager of the Sub-Adviser since January 2017 and a Vice President of the Sub-Adviser since January 2016. She was a Portfolio Manager of the Sub-Adviser from January 2016 to January 2017, an Assistant Vice President of the Sub-Adviser from January 2011 to January 2016, an Associate Portfolio Manager of the Sub-Adviser from June 2013 to January 2016 and a Portfolio Research Analyst of the Sub-Adviser from June 2011 to June 2013. Mrs. Mossow was a Credit Analyst of the Sub-Adviser from May 2007 to May 2011 and a Risk Management Analyst at Manning & Napier Associates from September 2006 to May 2007. She was an Analyst/Trading Assistant at The Baupost Group from August 2000 to March 2006. Mrs. Mossow is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.
The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.
Oppenheimer Rochester Minnesota Municipal Fund	19

More About Your Account
About Your Account
Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of “financial intermediaries” that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund “supermarkets,” fee-based advisory or wrap fee-based programs. Financial intermediaries through which you purchase fund shares may impose policies and limitations that are different from those described in this prospectus or the Statement of Additional Information. As a result, the availability of certain share classes and/or shareholder privileges or services described in this prospectus or the Statement of Additional Information will depend on the policies, procedures and trading platforms of the financial intermediary. To be eligible for the share classes and/or shareholder privileges or services described in this prospectus or the Statement of Additional Information, you may need to open an account directly with the Fund. You should consult a representative of your financial intermediary for further information. In addition, the availability of the sales charge reductions and waivers discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus titled “Special Sales Charge Arrangements and Waivers”. Your financial intermediary may also charge you fees or commissions in addition to those disclosed in this prospectus.

What Classes of Shares Does the Fund Offer? The Fund offers investors three different classes of shares. Class B shares are no longer offered for new purchases. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class or identify your financial advisor, your investment will be made in Class A shares, unless you are an eligible employee (defined below) in which case your investment will be made in Class Y shares.
Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts unless you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in “About Class A Shares” below.
Class B Shares. If you purchased Class B shares, you did not pay a sales charge at the time of purchase, but you pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares. Class B shares are no longer offered for new purchases. Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Government Money Market Fund. See “About Class B Shares” below.
Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge (distribution fee). If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.00%, as described in “About Class C Shares” below.
Class Y Shares. Class Y shares are offered only to institutional investors, wrap fee-based programs, commissionable brokerage platforms that charge a transaction based sales commission and eligible employees. See “About Class Y Shares” below.
Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available below in “Sales Charge Waivers” and in the appendix to this prospectus titled “Special Sales Charge Arrangements and Waivers,” or by visiting the OppenheimerFunds website at: www.oppenheimerfunds.com.
What is the Minimum Investment? You can buy most Fund share classes with a minimum initial investment of $1,000. Reduced initial minimums are available for other share classes in certain circumstances, including the following:
■	Traditional and Roth IRA accounts as well as Asset Builder Plan, Automatic Exchange Plan and government allotment plan accounts may be opened with a minimum initial investment of $500.
■	For wrap fee-based programs, salary reduction plans and other retirement plans and accounts, there is no minimum initial investment.
There are no subsequent purchase minimums.
Minimum Account Balance. The minimum account balance on Fund accounts is $500. Small accounts may be redeemed by the Fund with 30 days’ notice if the value has fallen below $500.
Choosing a Share Class. Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. The Fund’s operating costs that apply to a share class and the effect of the different types of sales charges on your investment
20	Oppenheimer Rochester Minnesota Municipal Fund

will affect your investment results over time. For example, expenses such as the distribution or service fees will reduce the net asset value and the dividends on share classes that are subject to those expenses.
Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the distribution fees on other share classes. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.
The discussion below is not intended to be investment advice or a recommendation, because each investor’s financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.
■	Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon, you should consider investing in Class C shares in most cases. That is because the effect of the initial sales charge on most Class A shares may be greater than the effect of the ongoing asset-based sales charge on Class C shares over the short-term. The Class C contingent deferred sales charge does not apply to redemptions of shares held for more than one year.
■	Investing for the Longer Term. If you have a longer-term investment horizon, Class A shares may be more appropriate in most cases. That is because the effect of the ongoing asset-based sales charge on Class C shares might be greater than the effect of the initial sales charge on Class A shares, regardless of the amount of your investment.
■	Amount of Your Investment. Your choice will also depend on how much you plan to invest. If you plan to invest more than $100,000, and as your investment horizon increases, Class C shares might not be as advantageous as Class A shares. That is because the effect of the ongoing asset-based sales charge on Class C shares may be greater than the effect of the reduced front-end sales charge on Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
The Distributor normally will not accept purchase orders from a single investor for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.
Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.
How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Sub-Adviser or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers’ accounts. For more information about those payments, see “Payments to Financial Intermediaries and Service Providers” below.
The Price of Fund Shares. Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.
Net Asset Value. The Fund calculates the net asset value of each class of shares based on the value of the Fund’s portfolio determined as of 4:00 p.m., Eastern time, on each day the New York Stock Exchange (the “NYSE”) is open for trading
(referred to in this prospectus as a “regular business day”), except in the case of a NYSE scheduled early closing, in which case the Fund will calculate the net asset value of each class of shares based on the value of the Fund’s portfolio determined as of the NYSE scheduled early closing time (the “Valuation Time”).
The net asset value per share for a class of shares on a “regular business day” is determined by dividing the value of the Fund’s net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund’s assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing
Oppenheimer Rochester Minnesota Municipal Fund	21

service. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lot trades.
Fair Value Pricing. If the Sub-Adviser determines that a value for any of the Fund’s assets is not readily available or the value normally obtained for it, such as from a pricing service, is not reliable when the Fund’s NAV is to be calculated, the Sub-Adviser will determine a fair value for such asset in good faith, pursuant to valuation procedures for the Fund adopted by the Board, and will incorporate that fair value in its NAV calculation. In accordance with the procedures, the Board has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser’s Valuation Committee. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. The Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Sub-Adviser and the Board believe to be more accurate values for the Fund’s portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.
About Class A Shares. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the appendix to this prospectus titled “Special Sales Charge Arrangements and Waivers.”
The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.
Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%

$50,000 or more but less than $100,000	4.50%	4.71%	4.00%

$100,000 or more but less than $250,000	3.50%	3.63%	3.00%

$250,000 or more but less than $500,000	2.50%	2.56%	2.25%

$500,000 or more but less than $1 million	2.00%	2.04%	1.80%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a “Right of Accumulation” or a “Letter of Intent” you may be eligible to buy Class A shares of the Fund at the reduced sales charge rate that would apply to a larger purchase. Purchases of “qualified shares” of the Fund and certain other Oppenheimer funds may be added to your Class A share purchases for calculating the applicable sales charge.
Class A, Class B and Class C shares of most Oppenheimer funds (including shares of the Fund), and Class A, Class B, Class C, Class G and Class H units owned in adviser sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the “Program Manager” or “Program Distributor” are “qualified shares” for satisfying the terms of a Right of Accumulation or a Letter of Intent. Purchases made by reinvestment of dividend or capital gain distributions are “qualified shares” for satisfying the terms of a Right of Accumulation, but are not “qualified shares” for satisfying the terms of a Letter of Intent. Purchases of Class R, Class Y or Class I shares of Oppenheimer funds, purchases under the “reinvestment privilege” described below, and purchases of Class A shares of Oppenheimer Government Money Market Fund or Oppenheimer Government Cash Reserves on which a sales charge has not been paid do not count as “qualified shares” for Right of Accumulation or Letter of Intent purposes. The Fund reserves the right to modify or to cease offering these programs at any time.
■	Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of qualified shares that you and your spouse currently own, and other qualified share purchases that you are currently making, to the value of your Class A share purchase of the Fund. The Distributor or the financial intermediary through which you are buying shares will determine the value of the qualified shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed will not be counted. In totaling your holdings, you may count shares held in:
■	your individual accounts (including IRAs, 403(b) plans and eligible college savings programs),
■	your joint accounts with your spouse,
22	Oppenheimer Rochester Minnesota Municipal Fund

■	accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.
A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).
If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.
To count shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current qualified share holdings. The Transfer Agent will retain the provided values of the qualified share holdings, and apply that Right of Accumulation to future purchases, until any subsequent changes in those qualified share holdings are reported to the Transfer Agent. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.
■	Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of qualified shares over a 13-month period. The total amount of your intended purchases in the same types of accounts identified above under “Right of Accumulation” will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying college savings program purchases or purchases through other financial intermediaries.
Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. Shares equal in value to 2% of the intended purchase amount will be held in escrow by the Fund’s Transfer Agent for this purpose. Please refer to “How to Buy Shares – Letter of Intent” in the Fund’s Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.
Class A Contingent Deferred Sales Charge. Although there is no initial sales charge on Class A purchases of shares of one or more of the Oppenheimer funds totaling $1 million or more, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month “holding period” measured from the date of purchase (except as described below in “Sales Charge Waivers” and in the Appendix to this prospectus titled “Special Sales Charge Arrangements and Waivers”). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares at the time of purchase or the aggregate net asset value of the redeemed shares at the time of redemption. The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions.
The Distributor pays concessions from its own resources equal to 0.50% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans) plus advances the service fee for those purchases. The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.
About Class B Shares. Class B shares were sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within a six year “holding period” from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. The “holding period” for shares purchased after February 5, 2012 will begin on the date of purchase. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.
Class B shares are no longer offered for new purchases. Dividend and/or capital gains distributions will continue to be made in Class B shares, and exchanges of Class B shares into and from other Oppenheimer funds and certain account transfers will be permitted.
Any investments for existing Class B share accounts will be made in Class A shares of Oppenheimer Government Money Market Fund.
Oppenheimer Rochester Minnesota Municipal Fund	23

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:
Years Since Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%

1-2	4.0%

2-3	3.0%

3-4	3.0%

4-5	2.0%

5-6	1.0%

More than 6	None
In the table, a “year” is a 12-month period.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert.
Existing Class B shares will continue to mature and convert to Class A shares according to their established conversion schedule. For further information on the conversion feature and its tax implications, see “Class B Conversion” in the Statement of Additional Information.
About Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month “holding period” measured from the date of purchase, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.
About Class Y Shares. Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:
■	Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment advisor or other financial intermediary;
■	Commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a transaction based commission outside of the Fund;
■	“Institutional investors” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment advisor firms; registered investment companies; bank trusts; college savings programs; and family offices; and
■	Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An institutional investor or financial intermediary that buys Class Y shares for its customers’ accounts may impose charges on those accounts that are not described in this prospectus or the Statement of Additional Information. The procedures for buying, selling, exchanging and transferring the Fund’s other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and some of the special account features available to investors buying other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.
Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.
Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in “Sales Charge Waivers” below and in the “Special Sales Charge Arrangements and Waivers” appendix to this prospectus. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.
24	Oppenheimer Rochester Minnesota Municipal Fund

A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:
■	any increase in net asset value over the initial purchase price,
■	shares purchased by the reinvestment of dividends or capital gains distributions, or
■	shares eligible for a sales charge waiver (see “Sales Charge Waivers” below).
The Fund redeems shares in the following order:
■	shares acquired by the reinvestment of dividends or capital gains distributions,
■	other shares that are not subject to the contingent deferred sales charge, and
■	shares held the longest during the holding period.
You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period. The contingent deferred sales charge applicable to the share class of the Oppenheimer fund you exchange into will apply to the acquired shares.
Sales Charge Waivers. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice. Not all Oppenheimer funds offer all of the share classes described and not all waivers apply to all Oppenheimer funds. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order or redemption request.
Class A Sales Charge Waivers
Class A shares purchased in certain circumstances described below are not subject to Class A sales charges (and no concessions are paid by the Distributor on such purchases):
■	Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
■	Exchanges of Shares. There is no sales charge on exchanges of shares except for Class A shares of Oppenheimer Government Money Market Fund or Oppenheimer Government Cash Reserves on which you have not paid a sales charge.
■	Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous three months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options.
■	Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
■	Purchases made with the reinvestment of loan repayments by a participant in a retirement plan if the participant previously paid a sales charge on those shares.
■	Purchases made in amounts of less than $5 for accounts held directly with the Transfer Agent.
■	Purchases by the Manager or its affiliates.
■	Purchases by present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
■	Purchases by current employees and registered representatives (and their spouses) of any financial intermediaries if permitted by the intermediary’s policies. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).
■	Purchases made through an advisory fee or wrap fee-based platform.
■	Purchases by group omnibus retirement plans under section 401(a), 401(k), 403(b) and 457 of the Internal Revenue Code.
■	Purchases by taxable accounts held directly with the Transfer Agent that are established with the proceeds of Required Minimum Distributions from retirement plans and accounts.
■	Rollover purchases in an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent made with the proceeds of a retirement plan distribution that was previously invested in an Oppenheimer fund.
■	Purchases by former shareholders of Atlas Strategic Income Fund for any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange if permitted by the intermediary’s policies.
Oppenheimer Rochester Minnesota Municipal Fund	25

■	Purchases by former shareholders of Oppenheimer Total Return Fund Periodic Investment Plan for any Oppenheimer fund into which shareholders of Oppenheimer Main Street Fund may exchange if permitted by the intermediary’s policies.
■	Purchases within retirement plans that were converted to Class A shares from Class B shares on July 1, 2011, if permitted by the intermediary’s policies.
Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.
The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:
■	Involuntary redemptions of small accounts (please refer to “Minimum Account Balance,” in the Prospectus).
■	For distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:
1.	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.
2.	To return excess contributions.
3.	To return contributions made due to a mistake of fact.
4.	To make hardship withdrawals, except from IRAs, as defined in the plan.
5.	To make distributions required under a Qualified Domestic Relations Order, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
6.	To meet the minimum distribution requirements of the Internal Revenue Code.
7.	To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.
8.	For loans to participants or beneficiaries except for loans from OppenheimerFunds-sponsored 403(b)(7) custodial plans or from Oppenheimer Single K plans.
9.	On account of the participant’s separation from service. This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after separation from service in or after the year age 55 is attained.
10.	Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager).
11.	Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent, if requested prior to plan termination or the elimination of the Oppenheimer funds as an investment option under the plan.
12.	Distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59 1⁄2, as long as the aggregate value of the distributions does not exceed 12% of the account’s value annually.
■	Redemptions of shares under an Automatic Withdrawal Plan for an account (other than a retirement plan) if the aggregate value of the redeemed shares does not exceed 12% of the account’s value annually.
Waivers of Class B and Class C Contingent Deferred Sales Charges
The Class B and Class C CDSCs will be waived for redemptions of shares in the following cases.
■	Involuntary redemptions of small accounts (please refer to “Minimum Account Balance,” in the applicable fund Prospectus).
■	Redemptions from accounts other than retirement plans following the death or disability of the last surviving shareholder or sole beneficiary of a Trust. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Internal Revenue Code.
■	Redemptions of Class C shares of an Oppenheimer fund, requested in writing by a retirement plan sponsor and submitted more than 12 months after the retirement plan’s first purchase of Class C shares, if the redemption proceeds are invested to purchase Class R shares of one or more Oppenheimer funds.
■	Distributions from retirement plans and accounts, deferred compensation plans or other employee benefit plans for any of the following reasons, as applicable:
1.	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established in an Oppenheimer fund.
2.	To return excess contributions.
3.	To return contributions made due to a mistake of fact.
4.	To make hardship withdrawals, except from IRAs, as defined in the plan.
5.	To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
26	Oppenheimer Rochester Minnesota Municipal Fund

6.	To meet the minimum distribution requirements of the Internal Revenue Code.
7.	To make “substantially equal periodic payments” as described in Section 72(t) of the Internal Revenue Code.
8.	For loans to participants or beneficiaries except for loans from OppenheimerFunds-sponsored 403(b)(7) custodial plans or from OppenheimerFunds Single K plans.
9.	On account of the participant’s separation from service. This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after separation from service in or after the year age 55 is attained.
10.	Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager).
11.	Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA held directly with the Transfer Agent, if requested prior to plan termination or the elimination of the Oppenheimer funds as an investment option under the plan.
12.	For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59 1⁄2, as long as the aggregate value of the distributions does not exceed 10% of the account’s value annually.
■	Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a retirement plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.
■	Redemptions of shares sold to the Manager or its affiliates.
■	Redemptions of shares issued in plans of reorganization to which the Fund is a party.
In addition, the appendix to this prospectus titled “Special Sales Charge Arrangements and Waivers” provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com and may also be ordered by calling 1.800.225.5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.
DISTRIBUTION AND SERVICE (12b-1) PLANS
Service Plan for Class A Shares. The Fund has adopted a service plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally pays intermediaries the service fee in advance for the first year after shares are purchased and then pays that fee periodically. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund’s assets on an ongoing basis, over time it will increase the cost of your investment.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund’s assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.
Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.
Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.
Payments to Financial Intermediaries and Service Providers. The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to broker-dealers, other financial intermediaries or to service providers for some or all of the following services: distribution, promotional and marketing support, operational and recordkeeping, sub-accounting, networking and administrative services.
The types of financial intermediaries that may receive compensation for providing such services include, but are not limited to, broker-dealers, financial advisors, registered investment advisers, sponsors of fund “supermarkets,” sponsors of
Oppenheimer Rochester Minnesota Municipal Fund	27

fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators, financial intermediaries that offer products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.
Payments for distribution or promotional and marketing support are made out of the Sub-Adviser’s and/or the Distributor’s own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Manager for sub-advisory services on behalf of the Fund. Such payments, which may be substantial, are paid to financial intermediaries who perform services for the Sub-Adviser, and/or the Distributor, and are in addition to payments made pursuant to an applicable 12b-1 plan. Such payments are separate from any commissions the Distributor pays to financial intermediaries out of the sales charges paid by investors.
Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as “revenue sharing.” Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor’s marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary’s sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses, including, but not limited to, educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (“FINRA”)) designed to increase sales representatives’ awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary’s sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.
Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary’s sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary’s sales system, as well as the overall quality of the services provided by the financial intermediary. The Sub- Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.
Payments may be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. These payments are made out of the Transfer Agent’s or Sub-Transfer Agent’s own resources and/or assets, including from the revenues or profits derived from the transfer agency fees the Transfer Agent receives from the Fund. Financial intermediaries that may receive these fees for providing services may include, but are not limited to, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.
Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent are not reflected in the tables in the “Fees and Expenses of the Fund” section of this prospectus because they are not paid by the Fund.
The Statement of Additional Information contains more information about revenue sharing payments made by the Sub-Adviser and/or Distributor and operational and recordkeeping, networking and sub-accounting payments made by the Transfer Agent and/or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.
How to Buy, Sell and Exchange Shares
Buying Shares. You can buy shares in several ways as described below. Your order, must be received, in proper form, before the Valuation Time for you to receive that day’s offering price. If your order is received on a day other than a regular business day or after the Valuation Time, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. If you submit a purchase request without designating which Fund you wish to invest in or if the selected Fund or share class is no longer offered, your investments
28	Oppenheimer Rochester Minnesota Municipal Fund

will be made in Class A shares of Oppenheimer Government Money Market Fund. This policy does not apply to purchases by or for certain retirement plans or accounts. A purchase order for Fund shares may be rejected for any reason.
Buying Shares Through a Financial Intermediary. You can buy shares through any financial intermediary) that has a selling agreement in place with the Distributor. Your financial intermediary will place your order on your behalf and may charge a fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for your account. When buying shares through a financial intermediary, you may not be eligible to purchase certain share classes offered by the Fund or benefit from certain policies and procedures described herein as your eligibility may be dependent upon the policies and procedures of such financial intermediary. In addition, financial intermediaries may have different policies and procedures regarding the availability of the sales charge reductions and waivers described herein and disclosed in the appendix in the section titled “Special Sales Charge Arrangements and Waivers.”
Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to “OppenheimerFunds, Inc.” at the address shown on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. For new investors who do not designate a broker-dealer, Class A shares (and Class Y shares for institutional investors) are the only purchase option. Other share classes may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has a broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.
■	Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.
Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund’s best interest to do so.
Selling Shares. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the Internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in “Payment Delays” below. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.
Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund’s portfolio and the Fund’s expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.
Redemptions “In-Kind.” Shares may be “redeemed in-kind” under certain circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund’s portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs or the risk of not being able to sell illiquid securities, and will bear market risks until such securities are converted into cash. You may incur taxable capital gain when converting securities to cash.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this prospectus.
Options for Receiving Redemption Proceeds:
■	By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
Oppenheimer Rochester Minnesota Municipal Fund	29

■	By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
■	By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.
Payment Delays. Payment for redeemed shares is typically made within one business day after the Transfer Agent receives redemption instructions in proper form, but may be delayed for up to seven days as described below. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under the Investment Company Act of 1940, the Fund may suspend the right of redemption or postpone the date of payment for more than seven days in the following unusual circumstances:
■	during any period in which the NYSE is closed other than customary weekend and holiday closings or during any period in which trading on the NYSE is deemed to be restricted;
■	during any period in which an emergency exists, as a result of which (i) it is not reasonably practicable for the Fund to dispose of securities owned by it or (ii) it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
■	during such other periods as the Securities and Exchange Commission may by order permit to protect Fund shareholders.
The Fund typically expects to use cash on hand, borrow under its credit facility and/or sell portfolio securities to meet redemption requests under both normal market conditions and during stressed market conditions. However, to meet redemption requests during stressed market conditions, the Fund may increase its borrowing activity to raise cash or redeem shares “in-kind” if there is a lack of liquidity in the Fund’s portfolio.
The Oppenheimer Exchange Privilege. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege, generally without the imposition of any sales charges. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days’ notice of any material change in the exchange privilege unless applicable law allows otherwise.
Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:
■	Shares of the fund selected for exchange must be available for sale in your state of residence.
■	The selected fund and share class must offer the exchange privilege.
■	You must meet the minimum purchase requirements for the relevant class of the selected fund.
■	Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
■	Before exchanging into a fund, you should obtain its prospectus and should read it carefully.
Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor’s shares in an “omnibus” or “street name” account) receives an exchange request that conforms to these policies. The request must be received before the Valuation Time on that day in order to receive that day’s net asset value on the exchanged shares. For requests received after the Valuation Time the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.
Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.
30	Oppenheimer Rochester Minnesota Municipal Fund

Frequent Purchase and Exchange Limitations
The Board has adopted a policy to discourage and seek to limit or eliminate frequent purchases or exchanges of shares of the Fund by shareholders or authorized broker-dealer representatives of shareholders, in order to prevent the negative impacts, if any, that this activity may impose on other shareholders of the Fund. Negative impacts may include, without limitation, interference with portfolio management, increased taxes on portfolio securities, diminishment of Fund performance due to the need to sell portfolio securities at less favorable prices, increases in portfolio and administrative transaction costs resulting from large volumes of frequent purchase or exchange activity, and the possible dilution of Fund yields as a result of such activity. In addition, a Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Fair Value Pricing” in this Prospectus.
There is no guarantee that this policy will be sufficient to identify and prevent all frequent purchases or exchanges that may have negative impacts to a Fund. In addition, the implementation of the Funds’ policy involves judgments that are inherently subjective and involve some selectivity in their application. The Fund, however, seeks to make judgments that are consistent with the interests of the Fund’s shareholders. No matter how the Fund defines frequent purchases or exchanges, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying certain frequent trading and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify violations of the policy or to reduce or eliminate all detrimental effects of frequent purchases or exchanges.
The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.
Right to Refuse Any Purchase and/or Exchange Orders. The Fund may refuse, or cancel as permitted by law, any purchase or exchange order in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order. If a shareholder has engaged in purchases and redemptions of shares that would have been prohibited had the activity been attempted as an exchange, that shareholder may be prohibited from purchasing new Fund shares unless the Fund determines that such activity is not frequent trading activity.
Right to Terminate or Suspend Account Privileges. The Fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the Fund’s policy to detect and deter frequent purchases and exchanges, the Fund may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the Fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Fund determines, in the exercise of its discretion, has engaged in such trading activity.
Omnibus Accounts. Underlying shareholder or account data, including individual transactions, in “omnibus” or “street name” accounts (“omnibus accounts”) in the name of a broker-dealer or other financial intermediaries are often not disclosed to a Fund, which may make it difficult for a Fund to monitor for frequent trading activity. Financial intermediaries holding omnibus accounts where underlying shareholder or account data is not disclosed to a Fund will, generally, enter into written agreements which require the financial intermediaries to provide such data at the Fund’s request. Overall purchase and redemption activity in omnibus accounts will be monitored to identify patterns which may suggest frequent trading by the underlying owners. Financial intermediaries will be required to apply the Fund’s policy in addition to their own frequent trading controls. For financial intermediaries, the Fund will request individual account or transaction information, and based on the information and data it receives, will apply its policy to review transactions that may constitute frequent purchase or exchange activity. The Fund may prohibit, in its sole discretion, purchases or exchanges of Fund shares by a financial intermediary or by some or all of its clients.
30-Day Exchange Limit. In addition to the discretionary ability to limit or reject any order to purchase or exchange shares of a Fund at any time, if a shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be “blocked” from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be “blocked” from further exchanges for 30 calendar days, subject to the exception described below. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange and assuming no exception applied, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days.
Oppenheimer Rochester Minnesota Municipal Fund	31

Exceptions to 30-Day Exchange Limit
■	Exchanges Into Money Market Funds. A shareholder will be permitted to exchange shares of the Fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the Fund during the prior 30 days. Exchanges from that money market fund into another fund will be monitored for excessive activity and the Fund may limit or refuse any exchange order from a money market fund in its discretion pursuant to this policy.
■	Dividend Reinvestments and Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of shares from one share class to another class within the same fund will not be considered exchanges for purposes of imposing the 30-day limit.
■	Asset Allocation Programs. Investment programs by Oppenheimer “funds of funds” that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves and execute an acknowledgement and agreement to abide by these policies with respect to their customers’ accounts. “On-demand” exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
■	Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day exchange limit as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
■	Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.
Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section “How to Exchange Shares” in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections “Contingent Deferred Sales Charge” and “Sales Charge Waivers” in this prospectus.
Submitting Share Transaction Requests. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary’s representative of record for the account, unless that authority has been revoked. Class Y share transactions may only be submitted in writing, by fax, by phone through a service representative, or through an investor’s designated financial intermediary.
Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.
You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.
The following policies apply to internet and telephone transactions:
■	Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
■	Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
■	Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 15 days of changing the address on an account.
■	Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are limited to $100,000.
■	Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
■	Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
■	Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.
The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.
32	Oppenheimer Rochester Minnesota Municipal Fund

The Transfer Agent maintains physical, electronic and procedural safeguards that are reasonably designed to protect your personal account information. It is important that you do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others. We advise you not to send personal or account information to us in non-secure emails. Instead, you are encouraged to take advantage of the secure features of our website to encrypt your email correspondence. The Transfer Agent, its affiliates, and the Fund are not responsible for any account losses incurred as a result of fraud if they have reason to believe that the person transacting business on an account is authorized to do so. By completing the terms of online registration to access an account through the OppenheimerFunds website, you waive any right to reclaim any losses from the Transfer Agent, its affiliates, or the Fund incurred through fraudulent activity.
Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.
Purchases and Redemptions by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor’s Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.
Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:
■	The Fund’s name;
■	For existing accounts, the Fund account number (from your account statement);
■	For new accounts, a completed account application;
■	For purchases, a check payable to the Fund or to OppenheimerFunds, Inc.;
■	For redemptions, any special payment instructions;
■	For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
■	For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
■	For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
■	For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
■	Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.
Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):
■	You wish to redeem more than $100,000;
■	The redemption check is not payable to all shareholders listed on the account statement;
■	The redemption check is not sent to the address of record on your account statement;
■	Shares are being transferred to a Fund account with a different owner or name; or
■	Shares are being redeemed by someone (such as an Executor) other than the owners.
Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:
■	a U.S. bank, trust company, credit union or savings association,
■	a foreign bank that has a U.S. correspondent bank,
■	a U.S. registered dealer or broker in securities, municipal securities or government securities, or
■	a U.S. national securities exchange, a registered securities association or a clearing agency.
Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus. However, requests that require a signature guarantee may not be submitted by fax.
Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has an agreement with the Distributor.
Oppenheimer Rochester Minnesota Municipal Fund	33

The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.
Intermediaries that perform account transactions for their clients by participating in “Networking” through the National Securities Clearing Corporation are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.
Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent’s judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.
Investment Plans and Services
AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:
■	transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
■	have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.
AccountLink privileges should be requested on your account application or on your broker-dealer’s settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary’s representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.
Asset Builder Plans. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.
To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the “Asset Builder Plan” information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent.
The Transfer Agent may require a reasonable period after receipt of your instructions to implement any requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.
Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.
Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called “householding,” benefits the Fund through lower printing costs and reduced mailing expense.
If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.
You may also choose to receive your account documents electronically via eDocs Direct. In order to sign up for eDocs Direct, you need to register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.
Dividends, Capital Gains and Taxes
Dividends. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.
34	Oppenheimer Rochester Minnesota Municipal Fund

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A and Class Y shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A or Class Y. The Fund cannot guarantee that it will pay any dividends or other distributions.
Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.
Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:
■	Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
■	Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
■	Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
■	Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.
Taxes. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain “private activity bonds” may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund’s exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website. The tax preference amount will vary from year to year.
Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.
After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.
If you are neither a resident nor a citizen of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends paid to you (which include distributions of net short-term capital gains) generally will be subject to a 30% U.S. withholding tax, unless a lower rate applies under an income tax treaty. Certain distributions that may be reported by the Fund as arising from Qualified Interest Income and Qualified Short-term Capital Gains (if applicable) and paid to a foreign shareholder may be eligible for an exemption from U.S. withholding tax. To the extent the Fund’s distributions are derived from ordinary dividends, they will not be eligible for this exemption. In addition, under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of the ordinary dividends it pays and the gross proceeds of share redemptions and certain capital gains it pays after December 31, 2018, to certain foreign shareholders that fail to meet prescribed information reporting or certification requirements.
Backup Withholding. Unless an exception applies, the Fund may be required to withhold U.S. federal income tax on distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct social security number or taxpayer identification number or fail to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any amounts withheld may be credited against U.S. federal income tax liability.
Avoid “Buying a Distribution.” If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares, and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because the Fund’s share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell or exchange them. Any capital gain is subject to capital gains tax.
Oppenheimer Rochester Minnesota Municipal Fund	35

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a return of capital to shareholders, which is generally non-taxable, resulting in a reduction in the basis in their shares. If this occurs, the Fund will notify you.
Cost Basis Reporting. The Fund is required to report to the Internal Revenue Service (“IRS”), and furnish to Fund shareholders, detailed “cost basis” and “holding period” information for Fund shares acquired on or after January 1, 2012 (“covered shares”) that are redeemed on or after that date. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If you redeem covered shares during any year, the Fund will report the following information to the IRS and to you on Form 1099-B: (i) the cost basis of such shares, (ii) the gross proceeds you received on the redemption and (iii) the holding period for the redeemed shares.
The default method for calculating the cost basis of covered shares is based on the average cost of all Fund shares you purchased on or after January 1, 2012 and prior to a particular redemption. If you and your financial or tax adviser determine another calculation method may be more beneficial for your individual tax situation, you may be able to elect another IRS-accepted method via the OppenheimerFunds website, www.oppenheimerfunds.com, or by notifying the Fund’s Transfer Agent in writing.
You should contact your financial or tax advisor about the application of the cost basis reporting rules to you, particularly whether you should elect a cost basis calculation method or use the default average cost basis.
This information is only a summary of certain income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.
Qualification as a Regulated Investment Company. The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, by satisfying certain income, asset diversification and income distribution requirements, but it reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.
Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.
Legislation affecting tax-exempt municipal securities is often considered by the United States Congress and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state’s legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state’s municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.
Minnesota Tax Considerations. Exempt-interest dividends paid by the Fund and derived from interest income on tax-exempt obligations of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities (“Minnesota Obligations”) will be exempt from the regular Minnesota personal income tax imposed on individuals, estates and trusts, but only if the portion of all exempt-interest dividends, including exempt-interest dividends exempt from state taxation under federal law, paid by the Fund from Minnesota Obligations represent 95% or more of the exempt-interest dividends paid by the Fund in a taxable year. Exempt-interest dividends, if any, derived from interest on obligations issued by U.S. possessions will also be exempt from the regular Minnesota personal income tax, though they are not counted as Minnesota Obligations, and if over 5% of the exempt-interest dividends, would cause the Minnesota component to be included as income. Other dividends paid by the Fund, including other exempt-interest dividends paid from sources other than Minnesota Obligations, and distributions derived from net short-term and long-term capital gains, are not exempt from the regular Minnesota personal income tax imposed on individuals, estates, and trusts, unless another exemption (such as for interest on obligations of the United States) applies.
Minnesota imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on the taxpayer’s federal alternative minimum taxable income. To the extent that exempt-interest dividends, including exempt-interest dividends exempt from state taxation under federal law, are included in federal alternative minimum taxable income, they are also included in Minnesota alternative minimum taxable income.
All Fund distributions, including exempt-interest dividends derived from Minnesota Obligations, will be includable in taxable income for purposes of determining the Minnesota franchise tax imposed on corporations.
Financial Highlights
The Financial Highlights Table is presented to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and
36	Oppenheimer Rochester Minnesota Municipal Fund

distributions). This information has been audited by KPMG LLP, the Fund’s independent registered public accounting firm. KPMG LLP’s report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.
Oppenheimer Rochester Minnesota Municipal Fund	37

Financial Highlights
Class A	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$13.12	$13.16	$12.64	$13.12	$12.71
Income (loss) from investment operations:
Net investment income[2]	0.49	0.44	0.56	0.56	0.52
Net realized and unrealized gain (loss)	(0.43)	0.01	0.51	(0.54)	0.42
Total from investment operations	0.06	0.45	1.07	0.02	0.94
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.49)	(0.55)	(0.50)	(0.53)
Net asset value, end of period	$12.71	$13.12	$13.16	$12.64	$13.12

Total Return, at Net Asset Value[3]	0.37%	3.51%	8.58%	0.35%	7.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,607	$84,636	$81,518	$89,413	$108,373
Average net assets (in thousands)	$81,810	$82,128	$82,896	$94,959	$92,625
Ratios to average net assets:[4]
Net investment income	3.73%	3.40%	4.28%	4.49%	3.95%
Expenses excluding specific expenses listed below	0.96%	0.97%	0.96%	0.98%	0.92%
Interest and fees from borrowings	0.14%	0.25%	0.26%	0.12%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.04%	0.03%	0.03%	0.04%
Total expenses	1.16%	1.26%	1.25%	1.13%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.09%	1.09%	0.95%	0.87%
Portfolio turnover rate	12%	14%	13%	19%	13%
1.	Represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
38	Oppenheimer Rochester Minnesota Municipal Fund

Financial Highlights
Class B	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$13.11	$13.15	$12.63	$13.10	$12.70
Income (loss) from investment operations:
Net investment income[2]	0.39	0.34	0.46	0.46	0.42
Net realized and unrealized gain (loss)	(0.43)	0.01	0.51	(0.52)	0.41
Total from investment operations	(0.04)	0.35	0.97	(0.06)	0.83
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.39)	(0.45)	(0.41)	(0.43)
Net asset value, end of period	$12.70	$13.11	$13.15	$12.63	$13.10

Total Return, at Net Asset Value[3]	(0.38)%	2.75%	7.78%	(0.33)%	6.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,100	$1,840	$2,341	$2,667	$3,605
Average net assets (in thousands)	$1,427	$2,115	$2,443	$3,027	$3,649
Ratios to average net assets:[4]
Net investment income	2.97%	2.65%	3.52%	3.74%	3.23%
Expenses excluding specific expenses listed below	1.72%	1.73%	1.72%	1.77%	1.72%
Interest and fees from borrowings	0.14%	0.25%	0.26%	0.12%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.04%	0.03%	0.03%	0.04%
Total expenses	1.92%	2.02%	2.01%	1.92%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.84%	1.84%	1.70%	1.62%
Portfolio turnover rate	12%	14%	13%	19%	13%
1.	Represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
Oppenheimer Rochester Minnesota Municipal Fund	39

Financial Highlights
Class C	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$13.11	$13.14	$12.63	$13.10	$12.69
Income (loss) from investment operations:
Net investment income[2]	0.39	0.35	0.46	0.46	0.42
Net realized and unrealized gain (loss)	(0.43)	0.01	0.50	(0.52)	0.42
Total from investment operations	(0.04)	0.36	0.96	(0.06)	0.84
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.39)	(0.45)	(0.41)	(0.43)
Net asset value, end of period	$12.70	$13.11	$13.14	$12.63	$13.10

Total Return, at Net Asset Value[3]	(0.38)%	2.83%	7.70%	(0.32)%	6.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,510	$37,744	$32,303	$27,930	$36,355
Average net assets (in thousands)	$36,761	$34,412	$29,501	$31,307	$30,469
Ratios to average net assets:[4]
Net investment income	2.99%	2.65%	3.51%	3.73%	3.19%
Expenses excluding specific expenses listed below	1.73%	1.72%	1.72%	1.75%	1.70%
Interest and fees from borrowings	0.14%	0.25%	0.26%	0.12%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.04%	0.03%	0.03%	0.04%
Total expenses	1.93%	2.01%	2.01%	1.90%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.84%	1.84%	1.70%	1.62%
Portfolio turnover rate	12%	14%	13%	19%	13%
1.	Represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
40	Oppenheimer Rochester Minnesota Municipal Fund

Financial Highlights
Class Y	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 28, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$13.12	$13.16	$12.64	$13.12	$12.71
Income (loss) from investment operations:
Net investment income[2]	0.50	0.45	0.56	0.56	0.52
Net realized and unrealized gain (loss)	(0.43)	0.01	0.52	(0.53)	0.43
Total from investment operations	0.07	0.46	1.08	0.03	0.95
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	(0.50)	(0.56)	(0.51)	(0.54)
Net asset value, end of period	$12.71	$13.12	$13.16	$12.64	$13.12

Total Return, at Net Asset Value[3]	0.45%	3.60%	8.67%	0.41%	7.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,199	$18,298	$15,169	$5,807	$3,390
Average net assets (in thousands)	$20,663	$16,327	$9,523	$4,053	$2,208
Ratios to average net assets:[4]
Net investment income	3.81%	3.49%	4.29%	4.55%	3.99%
Expenses excluding specific expenses listed below	0.73%	0.72%	0.71%	0.76%	0.73%
Interest and fees from borrowings	0.14%	0.25%	0.26%	0.12%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.04%	0.03%	0.03%	0.04%
Total expenses	0.93%	1.01%	1.00%	0.91%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	1.01%	1.00%	0.91%[6]	0.80%[6]
Portfolio turnover rate	12%	14%	13%	19%	13%
1.	Represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4.	Annualized for periods less than one full year.
5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6.	Waiver is less than 0.005%.
Oppenheimer Rochester Minnesota Municipal Fund	41

Appendix: Special Sales Charge Arrangements and Waivers
Special Sales Charge Arrangements and Waivers
In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge (“CDSC”) that may apply to Class A, Class B or Class C shares of the Oppenheimer funds may be waived. The availability of the sales charge reductions and waivers discussed in the Prospectus will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. Certain intermediaries have different policies and procedures regarding the availability of sales charge reductions or waivers, which are set forth below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase or redemption of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please contact your financial intermediary for questions regarding your eligibility and to receive the most current information with respect to your financial intermediary’s policies on sales charge variations, waivers and discounts.
Not all Oppenheimer funds offer all of the share classes described and not all waivers apply to all Oppenheimer funds. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, OFI Global Asset Management, Inc., and/or OppenheimerFunds, Inc. (referred to in this Appendix as the “Manager”).
Clients of financial intermediaries with self-directed brokerage accounts must check with their financial intermediary to determine if they are eligible for a particular waiver or discount.
Financial intermediary-specific sales charge waivers and/or discounts are implemented and administered by each financial intermediary. Please contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and that you understand the steps you must take to qualify for available waivers and discounts.
Sales Charge Reductions and Waivers Available Through Merrill Lynch
Class A Sales Charge Waivers (Concessions paid by Distributor*)
•	Purchases of Class A shares by retirement plans that have any of the following record-keeping arrangements:
1.	The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) on a daily valuation basis for the retirement plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).
2.	The record keeping for the retirement plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
3.	The record keeping for a retirement plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
* However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
Waivers of Class B and Class C Sales Charges
Redemptions of Class B shares held by retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
•	Shares purchased by or through a 529 Plan
42

•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
CDSC Waivers on A, B and C Shares available at Merrill Lynch
•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•	Breakpoints as described in this prospectus.
•	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Class A Sales Charge Waivers Available Through Mass Mutual Retirement Services (concessions are not paid by the Distributor)
•	Purchases in an OppenheimerFunds-sponsored Rollover IRA held directly with the Transfer Agent by clients of Mass Mutual Retirement Services.
43

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Information and Services
Statement of Additional Information and Annual and Semi-Annual Reports. The Fund’s Statement of Additional Information and Annual and Semi-Annual Reports to shareholders provide additional information about the Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s Statement of Additional Information and audited financial statements included in its most recent Annual Report dated March 31, 2017, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into (are legally considered part of) this prospectus.
How to Request More Information
You can request the above documents, the notice explaining the Fund’s privacy policy, and other information about the Fund, without charge, by:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com
Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
The Fund’s SEC File No.: 811-21881
SP0585.001.0717

Rochester State Specific Municipal Funds

July 28, 2017
Statement of Additional Information
This document contains additional information about Rochester State Specific Municipal Funds (the “Fund”) and supplements information in the Fund’s prospectus dated July 28, 2017 (the “Prospectus”).
Any reference to the term “Fund” or “Funds” throughout this SAI refers to each fund named below, unless otherwise indicated.
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read together with the Prospectus. The Fund’s financial statements are incorporated by reference into this SAI from its most recent Annual Report. The Fund’s Prospectus and most recent Annual Report may be obtained without charge, upon request, by writing to OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling OppenheimerFunds Services at the toll-free number shown below, or by downloading it from the OppenheimerFunds website at www.oppenheimerfunds.com.
Oppenheimer Rochester Arizona Municipal Fund
NYSE Ticker Symbols
Class A ORAZX	Class C ORCZX
Class B ORBZX	Class Y ORYZX
Oppenheimer Rochester Michigan Municipal Fund
NYSE Ticker Symbols
Class A ORMIX	Class C ORMCX
Class B ORMBX	Class Y ORMYX
Oppenheimer Rochester Ohio Municipal Fund
NYSE Ticker Symbols
Class A OROHX	Class C OROCX
Class B OROBX	Class Y OROYX
Oppenheimer Rochester Maryland Municipal Fund
NYSE Ticker Symbols
Class A ORMDX	Class C ORYCX
Class B ORYBX	Class Y ORYYX
Oppenheimer Rochester Minnesota Municipal Fund
NYSE Ticker Symbols
Class A OPAMX	Class C OPCMX
Class B OPBMX	Class Y OPYMX
Oppenheimer Rochester Virginia Municipal Fund
NYSE Ticker Symbols
Class A ORVAX	Class C ORVCX
Class B ORVBX	Class Y ORVYX
Oppenheimer Rochester Massachusetts Municipal Fund
NYSE Ticker Symbols
Class A ORMAX	Class C ORCAX
Class B ORBAX	Clalss Y ORYAX
Oppenheimer Rochester North Carolina Municipal Fund
NYSE Ticker Symbols
Class A OPNCX	Class C OPCCX
Class B OPCBX	Class Y OPCYX
Rochester State Specific Municipal Funds
6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (255.5677)

Contents
About the Fund
1	Additional Information About the Fund’s Investment Policies and Risks
1	The Fund’s Main Investment Policies
12	Other Investments and Investment Strategies
20	Investment Restrictions
22	Disclosure of Portfolio Holdings
24	How the Fund is Managed
25	Board of Trustees and Oversight Committees
26	Trustees and Officers of the Funds
50	The Manager and the Sub-Adviser
55	Brokerage Policies of the Fund
57	Distribution and Service Arrangements
65	Payments to Financial Intermediaries
About Your Account
68	About Your Account
69	How to Buy Shares
72	How to Sell Shares
74	How to Exchange Shares
76	Distributions and Taxes
80	Additional Information About the Funds
Appendix A
81	Appendix A: Special Considerations Relating to U.S. Territories, Commonwealths and Possessions
Appendix B
109	Appendix B: Ratings Definitions
Financial Statements
119	Financial Statements
Summary Prospectus
Rochester Arizona
Rochester Maryland
Rochester  Massachusetts
Rochester Michigan
Rochester Minnesota
Rochester North Carolina
Rochester Ohio
Rochester Virginia

Additional Information About the Fund’s Investment Policies and Risks
OFI Global Asset Management, Inc. (“OFI Global”), the Fund’s investment adviser, has retained OppenheimerFunds, Inc. (the “Sub-Adviser”) to choose the Fund’s investments and provide related advisory services to the Fund. The portfolio manager(s), who is responsible for the day-to-day management of the Fund’s portfolio, is employed by the Sub-Adviser unless indicated otherwise. In this Statement of Additional Information (“SAI”), references to the “Manager” mean OFI Global and the Sub-Adviser unless the context indicates otherwise or unless otherwise specified. Prior to January 1, 2013, all references in this SAI to the “Sub-Adviser” refer to OppenheimerFunds, Inc. in its capacity as the Manager.
The investment objective, the principal investment policies and the principal risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund’s Sub-Adviser can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.
The composition of the Fund’s portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking to achieve its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.
The municipal securities that the Fund holds to maturity are redeemable by the security’s issuer at their full principal value plus any accrued interest. During the time they are held in the Fund’s portfolio, however, the values of those securities may be affected by changes in general interest rates and other factors. The current values of debt securities vary inversely with changes in prevailing interest rates, meaning that after a security is purchased if interest rates increase, the security will normally decline in value and if interest rates decrease, normally its value would increase. Those changes in value generally will not result in realized gains or losses unless the Fund sells a security prior to its maturity. However, if the Fund disposes of a security prior to its maturity, the Fund could realize a capital gain or loss on the sale.
There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The factors affecting the yields of municipal securities include: general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue (if any).
Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). That means the Fund does not have to buy or sell securities solely to meet percentage limits if those limits were exceeded because the value of the investment changed in proportion to the size of the Fund.
The Fund’s Main Investment Policies
Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under “Principal Investment Strategies” and “About the Fund’s Investments”. Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.
•	Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.
•	Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities, in a rising interest-rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. Duration is different from maturity, which is the length of time until the principal must be paid back. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.
•	Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds. In making investments in debt securities, the Sub-Adviser may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security’s credit-worthiness. If securities the Fund buys are unrated, they may be assigned a rating by the Sub-Adviser in categories similar to those of a rating organization. The Fund does not have investment policies establishing specific maturity ranges for the Fund’s investments, and they may be within any maturity range (short, medium or long) depending on the Sub-Adviser’s evaluation of investment opportunities available within the debt securities markets.
•	Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.
•	Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.
•	Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.
•	Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in Fund redemption requests, which may be triggered by market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices. Similarly, the prices of the Fund’s holdings could be adversely affected if an investment account managed similarly to that of the Fund were to experience significant redemptions and that account were required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows. A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all).
Following the financial crisis, the Federal Reserve has sought to stabilize the economy by keeping the federal funds rate at or near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as “quantitative easing”. As the Federal Reserve tapers its securities purchases pursuant to quantitative easing or raises the federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.
Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as “municipal bonds.” The principal classifications of long-term municipal bonds are “general obligation” bonds and “revenue” bonds (including “private activity” bonds). They may have fixed, variable or floating rates of interest or may be “zero-coupon” bonds, as described below.
Some bonds may be “callable,” allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in investments that pay a lower rate of return, which could reduce the Fund’s yield.
The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security. This Fund will treat such securities as investment grade (AAA) securities notwithstanding the fact that the issuer of such securities has a lower (including below-investment-grade) rating from one or more rating agencies.
General Obligation Bonds. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits on the rate or amount of special assessments that can be levied to meet these obligations.
Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the tobacco Master Settlement Agreement (“MSA”) (as described in the section titled “Tobacco Related Bonds”). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.
Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.
Private Activity Bonds. The Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), includes rules governing tax-exemption for interest paid on certain types of municipal securities known as “private activity bonds” (referred to as “industrial development bonds” under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds can be excluded from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of “qualified private activity bonds,” consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, “exempt facility bonds” and “501(c)(3) bonds,” and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) tax-exempt organizations. The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility’s user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.
Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.
Under Internal Revenue Code Section 147(a), certain types of private activity bonds that would otherwise be qualified tax-exempt private activity bonds will not be qualified for any period during which the bond is held by a person who is a “substantial user” of the facilities financed by the bond, or a “related person” of such a substantial user. Generally a “substantial user” is a non-exempt person who regularly uses part of a facility in a trade or business.
Therefore, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements regarding the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities for the entire period during which the securities are outstanding. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.
Tax-exempt interest on certain qualified private activity bonds may nonetheless be treated as a “tax preference” item subject to the alternative minimum tax (the “AMT”). If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to shareholders that are subject to the AMT.
Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund’s portfolio could be affected by these limitations if they reduce the availability of such bonds.
Insured Municipal Bonds. Bonds purchased by the Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield. The Fund seeks to use only insurance companies with claims paying ability, financial strength, or equivalent ratings of at least investment grade. However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.
Municipal Notes. Municipal securities that have a maturity of less than one year (when the security is issued) are generally known as “municipal notes.” Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.
Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.
Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.
Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.
Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.
Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.
Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a “dutch” auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction “clears,” meaning the lowest possible interest rate at which all the securities can be sold at par. This “clearing rate” is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.
While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Municipal Lease Obligations. The Fund’s investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.
Some municipal lease securities may be deemed to be “illiquid” securities. The Sub-Adviser may determine that certain municipal leases are liquid under guidelines that require the Sub-Adviser to evaluate, among other factors, the following:
•	the frequency (or anticipated frequency) of trades and price quotations for such securities;
•	the number, quality and experience of dealers willing to purchase or sell a security and the number of other potential purchasers;
•	dealer undertakings to make a market in a security and the identity of such dealers; and
•	the nature of the security and the nature of the marketplace trades.
While the Fund holds such securities, the Sub-Adviser will also evaluate the likelihood of a continuing market for these securities and their credit quality.
Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.
Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.
Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments.
In addition to the risk of “non-appropriation,” municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.
Tobacco Related Bonds. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state’s interest in the MSA described below, and (ii) tobacco bonds subject to a state’s appropriation pledge, for which payments may come from both the MSA revenue and the applicable state’s appropriation pledge.
Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% (measured at the time of purchase) of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.
A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.
On June 22, 2009, President Obama signed into law the “Family Smoking Prevention and Tobacco Control Act” which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels. FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted. On August 31, 2009, a number of tobacco manufacturers filed suit in federal court in Kentucky alleging that certain of the provisions of the FDA Tobacco Act restricting the advertising and marketing of tobacco products are inconsistent with the freedom of speech guarantees of the First Amendment of the United States Constitution. The suit does not challenge Congress’ decision to give the FDA regulatory authority over tobacco products or the vast majority of the provisions of the law.
Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.
The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.
Tobacco Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state’s appropriation pledge (“STA Tobacco Bonds”). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.
These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, “subject to appropriation bonds” (also referred to as “appropriation debt”) are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer’s general funds. Appropriation debt differs from a state’s general obligation debt in that general obligation debt is backed by the state’s full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state.
Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the “MSA-related legislation”). One or more of the lawsuits allege, among other things, that the MSA and/or the states’ MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.
To date, challenges to the MSA or the states’ MSA-related legislation have not been ultimately successful, although several such challenges have survived initial appellate review of motions to dismiss or have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states’ MSA-related legislation.
The MSA and states’ MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states’ MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.
Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as “secondhand smoke.” Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.
The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer’s ability to make payments under the MSA.
Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch, Inc. (“Fitch”) represent the respective rating agency’s opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality or indicative of market value risk. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
“Investment-grade” securities are those rated within the four highest rating categories of S&P’s, Moody’s, Fitch or another nationally recognized statistical rating organization (or, in the case of unrated securities, determined by the Fund’s Sub-Adviser to be comparable to securities rated investment-grade). While securities rated within the fourth highest category by S&P’s (meaning BBB+, BBB or BBB-) or by Moody’s (meaning Baa1, Baa2 or Baa3) are considered “investment-grade,” they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the Sub-Adviser uses the highest rating assigned.
Below-investment-grade securities (also referred to as “junk bonds”) are those rated below investment grade by the S&P, Moody’s, Fitch or other nationally recognized statistical rating organization or unrated securities the Sub-Adviser believes are of comparable quality.
After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Sub-Adviser will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody’s, S&P, Fitch or another nationally recognized statistical rating organization change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use similar ratings as standards for investments in accordance with the Fund’s investment policies. The Sub-Adviser continuously monitors the issuers of below-investment-grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.
The Fund may buy municipal securities that are “pre-refunded.” The issuer’s obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security. This Fund will treat such securities as investment-grade (AAA) securities notwithstanding the fact that the issuer of such securities has a lower (including below-investment-grade) rating from one or more rating agencies.
A list of the rating categories of Moody’s, S&P, Fitch and other nationally recognized statistical rating organizations for municipal securities is contained in an Appendix to this SAI.
Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the Sub-Adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Sub-Adviser to be comparable to rated investment-grade or below-investment-grade securities. There can be no assurance, nor is it intended, that the Sub-Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The Sub-Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, the Sub-Adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.
Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as “junk bonds”) are those rated below investment grade by S&P, Moody’s, Fitch or other nationally recognized statistical rating organization or unrated securities the investment adviser believes are of comparable quality. The investment adviser continuously monitors the issuers of below-investment-grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. While below-investment-grade securities generally may have a higher yield than securities rated in the investment-grade categories, they are subject to increased risks. Below-investment-grade securities are considered to be speculative with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. The risks of below-investment-grade securities include:
•	Prices of below-investment-grade securities are subject to extreme price fluctuations, even under normal market conditions. Negative economic developments may have a greater impact on the prices of below-investment-grade securities than on those of investment-grade securities. In addition, the market values of below-investment-grade securities tend to reflect individual issuer developments to a greater extent than do the market values of investment-grade securities, which react primarily to fluctuations in the general level of interest rates.
•	Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. The issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of higher-grade securities. Below-investment-grade securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. If the issuer experiences financial stress, it may not be able to pay interest and principal payments in a timely manner. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments or the unavailability of additional financing. In the event of a default of an issuer of a below-investment-grade security, the Fund may incur expenses to the extent necessary to seek recovery or to negotiate new terms.
•	Below-investment-grade securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which could limit the Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. As a result, investors in below-investment-grade securities have a lower degree of protection with respect to principal and interest payments than do investors in investment-grade securities.
•	There may be less of a market for below-investment-grade securities and as a result they may be harder to sell at an acceptable price. Not all dealers maintain markets in all below-investment-grade securities. As a result, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for investment-grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many below-investment-grade securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. In addition, the trading volume for below-investment-grade securities is generally lower than that for investment-grade securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Fund may have difficulty disposing of certain below-investment-grade securities due to the limited number of investors in that sector of the market. When the secondary market for below-investment-grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Fund’s securities and judgment plays a more important role in determining such valuations.
•	Below-investment-grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. During times of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and finance them with securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them; the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.
•	Below-investment-grade securities markets may also react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. An increase in interest rates could severely disrupt the market for below-investment-grade securities. Additionally, below-investment-grade securities may be affected by legislative and regulatory developments. These developments could adversely affect the Fund’s net asset value and investment practices, the secondary market for below-investment-grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding below-investment-grade securities, especially in a thinly traded market.
These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund’s net asset value may be affected by declines in the value of below-investment-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.
While securities rated “Baa” by Moody’s, “BBB” by S&P or Fitch, or the similar category by the investment adviser if an unrated security, are investment grade, they may be subject to special risks and have some speculative characteristics.

U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer’s legal counsel when the security is issued) from federal income tax. Therefore, the Fund’s investments could be affected by the fiscal stability of, for example, Puerto Rico, the U.S. Virgin Islands, Guam, or the Northern Mariana Islands. Additionally, the Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of one or several municipal security issuers of a territory, commonwealth or possession could affect the market values and marketability of many or all municipal obligations of such territory, commonwealth or possession. A discussion of the special considerations relating to the Fund’s municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in an Appendix to this SAI.
Inverse Floaters. The Fund may invest in inverse floaters to seek greater income and total return. Inverse floaters, under ordinary circumstances, offer higher yields and thus provide higher income than fixed-rate municipal bonds of comparable maturity and credit quality. Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax-exempt interest rates. During periods of rising interest rates, the market values of inverse floaters will tend to decline more quickly than those of fixed rate securities. However, as long as the municipal yield curve remains positively sloped (meaning short-term interest rates are lower than long-term interest rates), buyers of inverse floaters will have the opportunity to earn interest at above market rates. If the yield curve flattens or becomes negatively sloped, the yield advantage offered by an inverse floater will diminish (or disappear).
An inverse floater is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as the “inverse floater”) to the Fund. The proceeds of the sale of the bond by the Fund remaining after it buys the inverse floater can be used for any purpose. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.
The Fund may also purchase an inverse floater created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust.
Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floater. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floater.
Typically, the terms of an inverse floater grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floater and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floater or (ii) a principal amount of the inverse floater held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floaters involve certain risks. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income. Thus, if short-term interest rates rise after the issuance of the inverse floater, any yield advantage is reduced or eliminated. All inverse floaters entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities and the value of, and income earned on, an inverse floater that has a higher degree of leverage (represented by a larger outstanding principal amount of related short-term floating rate securities relative to the par value of the underlying municipal bond) will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than an inverse floater with a lower degree of leverage. Changes in the value of an inverse floater will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floater to changes in interest rates and to the market value of the underlying municipal bond. An inverse floater can be expected to underperform fixed-rate municipal bonds when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floater, with the holder of the inverse floater (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that holders of the short-term floating rates securities receive the purchase price for their securities in connection with such termination of the Trust, in which instance the Fund may have an obligation to reimburse the liquidity provider, as described below). The sale of the underlying bond following such an event could be at an adverse price that might result in the loss by the Fund of a substantial portion, or even all, of its investment in the related inverse floater.
Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floater, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floaters, if it deems it appropriate to do so.
When the Fund creates an inverse floater in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floater on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. As mentioned above, the Fund may also purchase an inverse floater created as part of a tender option bond transaction when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floater related to such transaction on its Statement of Investments and interest on the security is recorded as investment income on the Fund’s Statement of Operations.
Borrowing and Leverage. The Fund can borrow from banks, as permitted by the Investment Company Act. It can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Sub-Adviser. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund borrows money, it is using a speculative investment technique known as “leverage,” and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow. Under the Fund’s investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from that Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (other than for emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed), less all liabilities and indebtedness other than borrowings, meaning that the value of those assets must be at least equal to 300% of the amount borrowed. If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce the amount of its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time and for a disadvantageous price.
The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
The Fund will pay interest and may pay other fees in connection with loans. Interest expense and the amount of any other fees incurred by the Fund in connection with loans will raise the overall expenses of the Fund and may reduce its returns. If the Fund does borrow, its expenses will usually be greater than comparable funds that do not borrow. The interest and fees paid on a loan might be more or less than the yield on any securities purchased with the loan proceeds. If those costs are more than the yield on the securities purchased, the Fund’s return will be reduced. Additionally, on the maturity date for any loan, the Fund must have sufficient cash available to pay back the lender the amount borrowed.
Loans are typically secured by assets of the Fund, meaning that the Fund will grant the lender a security interest in some or all of its assets to secure its performance under the related loan. If the Fund were to default in the payment of interest or other fees in connection with a secured loan or fail to repay the principal amount of that loan on maturity or fail to satisfy other obligations it may owe to the lender in connection with that loan, the lender would have certain rights to foreclose on, take, and liquidate those assets of the Fund in which the lender was granted a security interest in order to satisfy any outstanding amounts the Fund owed in connection with the loan.
The Fund participates in a secured line of credit (the “Line of Credit”) with certain commercial paper conduits, as lenders, Citibank, N.A. as a secondary lender and administrator, and other banks, each as lenders from time to time. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds, as borrowers, in a committed, secured borrowing facility that permits borrowings by the participants of up to a maximum aggregate amount, as negotiated from time to time. Borrowings by the Fund under the Line of Credit can be used to purchase securities for investment or for other purposes. The Fund’s Board determined that the Fund’s participation in the Line of Credit is consistent with the Fund’s investment objective and policies and is in the best interests of the Fund and its shareholders.
Under the Line of Credit, in the event that the commercial paper conduit lenders are unable or unwilling to make loans, Citibank, N.A. and the other bank lenders, if any, would then be required to make those loans. Under the Line of Credit, interest is charged to the Fund, based on its borrowings, at current commercial rates. Additionally, the Fund will pay its pro rata portion of a loan commitment fee for the Line of Credit, and pays additional fees annually to the lenders on its outstanding borrowings for management and administration of the facility. The Fund can prepay loans and terminate its participation in the Line of Credit at any time upon prior notice to Citibank, N.A. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.
Reverse Repurchase Agreements. A reverse repurchase agreement is the sale of a debt obligation to a party for a specified price, with the simultaneous agreement to repurchase it from that party on a future date at a higher price. Similar to a borrowing, reverse repurchase agreements provide the Fund with cash for investment and operational purposes. Reverse repurchase agreements that the Fund may engage in also create leverage. When the Fund engages in reverse repurchase agreements, changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not engage in these transactions due to the effect of leverage. Reverse repurchase agreements create fund expenses and require that the Fund have sufficient cash available to repurchase the debt obligation when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which a Fund is required to repurchase the security. A Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements until payment is made to the other party.
Illiquid Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the Fund’s procedures for determining liquidity, the Sub-Adviser determines the liquidity of portfolio investments. The Sub-Adviser takes into account the trading activity and potential purchasers for the securities, among other factors. The Sub-Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Liquidity may dissipate at anytime and there can be no assurance that the Sub-Adviser’s liquidity determinations will be correct or that a reduction in liquidity will not occur between the time such determination is made and an event prompting the Fund to sell a security.
Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.
The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank’s prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Sub-Adviser may determine that an unrated floating rate or variable rate demand obligation meets the Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.
Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days’ notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund’s limitations on investments in illiquid securities.
Other Investments and Investment Strategies
The Fund may also use the following types of investments and investment strategies.
Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes (“PLNs”) which are variable rate municipal securities based on the London Interbank Offered Rate (“LIBOR”), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising short-term interest rate environment and lower levels of income as short-term interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.
The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.
The Fund’s ability to engage in transactions using PLNs may be limited due to market factors. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.
Distressed Debt Securities. The Fund may invest in securities that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Sub-Adviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.
The Fund will generally make such investments only when the Sub-Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. Additionally, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Defaulted Securities. The Fund may, from time to time, purchase defaulted securities if, the Sub-Adviser believes that there is a potential for resumption of income payments or realization of income on the sale of the securities or the collateral or other advantageous developments appear likely in the near future. The purchase of defaulted securities is highly speculative and involves a high degree of risk. There is a risk of a substantial or complete loss of the Fund’s investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings and it may be difficult to obtain information about the condition of such issuers. Such bankruptcy or receivership proceedings may require participation by the Sub-Adviser on behalf of the Fund. Defaulted securities may be less actively traded than other securities, making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. Their market prices also are subject to abrupt and erratic movements and above-average price volatility and the spread between the bid and asked prices may be greater than normally expected.
When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a “when-issued” basis, and may purchase or sell such securities on a “delayed-delivery” basis. “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.
When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Sub-Adviser before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.
The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.
When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.
At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.
When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.
Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer’s credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.
Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund’s investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.
Puts and Standby Commitments. The Fund may acquire “stand-by commitments” or “puts” with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.
When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.
The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Sub-Adviser’s opinion, present minimal credit risks. The Fund’s ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.
Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund’s business relationships with the seller.
A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund’s books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.
Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Institutions must meet credit requirements set by the investment adviser from time to time.
The majority of repurchase transactions run from day to day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.
Repurchase agreements are considered “loans” under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the institution fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The investment adviser will monitor the institution’s creditworthiness to confirm that it is financially sound and will continuously monitor the collateral’s value.
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with the affiliated entities managed by the investment adviser or its affiliates, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.
Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund’s exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.
Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may:
•	sell interest rate futures or municipal bond index futures,
•	buy puts on such futures or securities, or
•	write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.
Covered calls may also be written on debt securities to attempt to increase the Fund’s income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.
The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:
•	buy interest rate futures or municipal bond index futures, or
•	buy calls on such futures or on securities
The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Sub-Adviser’s discretion, as described below. The Fund’s strategy of hedging with futures and options on futures will be incidental to the Fund’s investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.
Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called “interest rate futures”), and municipal bond indices (these are referred to as “municipal bond index futures”).
An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.
A “municipal bond index” assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.
No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the “futures broker”). Initial margin payments will be deposited with the Fund’s custodian bank in an account registered in the futures broker’s name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund’s books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.
The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.
Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful.

U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).
Put and Call Options. Put options (sometimes referred to as “puts”) give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as “calls”) give the holder the right to buy an asset at an agreed-upon price.
Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund’s call writing is subject to a number of restrictions:
1.	After the Fund writes a call, not more than 20% of the Fund’s total assets may be subject to calls.
2.	Each call the Fund writes must be “covered” while it is outstanding. That means the Fund must own the investment on which the call was written.
3.	The Fund may write calls on futures contracts whether or not it owns them.
When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.
When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.
The Fund’s custodian bank, or a securities depository acting for the custodian bank, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund’s entering into a closing purchase transaction.
When the Fund writes an over-the-counter (“OTC”) option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is “in-the-money”). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.
To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a “closing purchase transaction.” The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.
Writing Uncovered Call Options on Futures Contracts. The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund’s receipt of an exercise notice as to that future put the Fund in a “short” futures position.
Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. A call or put option may not be purchased if the purchase would cause the value of all the Fund’s put and call options to exceed 5% of its total assets.
When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.
Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.
The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).
When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).
Risks of Derivatives and Hedging Instruments. The use of derivatives and hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks include the following:
Selection Risk. If the investment adviser uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment’s value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.
Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An exchange traded option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.
Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund’s net asset value being more sensitive to changes in the value of the underlying investments.
Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.
The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.
Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund’s control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.
Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security or payments based on a reference rate. For example, they might swap the right to receive floating rate payments based on a reference rate such as “LIBOR” for the right to receive fixed rate payments.
Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, the Fund may lose the net amount of contractual interest payments that it has not yet received.

The Fund may not enter into interest rate swaps with respect to more than 25% of its total assets.
Asset Coverage for Certain Investments and Trading Practices. A Fund will segregate with its custodian or otherwise designate on its books and records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may enter into an offsetting position to “cover” its obligations with respect to such transactions. Depending upon the contractual terms of the derivatives instrument, the customary settlement practice associated with the derivative instrument and the instrument’s liquidity, among other things, the amounts that are segregated or designated may be based on the notional (or contract) amount of the derivative or on the daily mark-to-market obligation under the derivatives contract. These amounts may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. With respect to less liquid derivative instruments (or in other situations in which the Sub-Adviser believes it necessary), a Fund may segregate amounts in addition to the amounts described above. By segregating or designating liquid assets equal to only the mark-to-market obligation under a derivatives contract, a Fund will have the ability to utilize these instruments to a greater extent than if the Fund segregated or designated liquid assets equal to the full market value of the underlying asset or the notional (or contract) amount of the instrument.
In certain circumstances, a Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may “cover” a written put option with a purchased put option with the same or higher exercise price). Although the Sub-Adviser will attempt to ensure that a Fund has sufficient liquid assets to meet its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions.
Segregating or designating a large percentage of the Fund’s liquid assets could impede the Sub-Adviser’s ability to manage the Fund’s portfolio. A Fund may modify its asset segregation policies from time to time.
Regulatory Aspects of Derivatives and Hedging Instruments. As a result of recent amendments to rules under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Manager must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund, and, upon the finalization of additional CFTC rules, be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.
Previously, the CFTC permitted unlimited futures transactions and options thereon, so long as a fund had claimed an exclusion from registration as a CPO, and swap contracts were not formerly regulated by the CFTC. Under the amended rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.
While the Manager will be registered as a CPO under the CEA, the Manager currently intends to limit and monitor, consistent with internal compliance procedures, the Fund’s use of futures, options on such futures, commodity options and certain swaps in order to permit the Fund to continue to claim an exemption under the CFTC rules. As such, with respect to the management of the Fund, the Manager will not be subject to the disclosure, reporting and recordkeeping requirements under the CFTC rules.
Financial reform legislation enacted in 2010 that is currently being implemented imposes execution and clearing requirements on certain types of over-the-counter derivatives, among other things. In a cleared derivatives transaction, the Fund’s ultimate counterparty is a central derivatives clearing organization, or clearing house, rather than a bank or broker. The Fund will enter into cleared derivatives transactions with an executing broker. Such transactions then will be submitted for clearing and, if cleared, will be held in accounts at regulated futures commission merchants that are members of central clearing house counterparties. In contrast to bilateral derivatives transactions, cleared derivatives transactions are submitted for clearing to central clearing house counterparties immediately following execution of the agreement. Central clearing house counterparties and the members of such clearing houses generally can require termination of existing cleared derivatives transactions at any time, and can also require increases in margin above the margin that was required at the beginning of a transaction.
The Fund is also subject to the risk that, after entering into a cleared derivatives transaction, no futures commission merchant or clearing house counterparty is willing or able to clear the transaction on the Fund’s behalf. In such an event, the Fund is likely to have to pay a termination amount to the executing broker. Further, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s futures commission merchant or the clearing house counterparty, because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the futures commission merchant’s customers. Also, the Fund is subject to the risk that the futures commission merchant will use the Fund’s assets, which are held in an omnibus account with assets belonging to the futures commission merchant’s other customers, to satisfy payment obligations of a defaulting customer of the futures commission merchant to the clearing house counterparty. In addition, futures commission merchants generally provide to the clearing house counterparty the net amount of variation margin required for cleared derivatives for all customers in the aggregate, rather than the gross amount for each customer. The Fund is therefore subject to the risk that a clearing house counterparty will not make variation margin payments owed to the Fund if another customer of the futures commission merchant has suffered a loss and is in default. In cleared derivatives transactions, the Fund is also required to post initial as well as variation margin, thus increasing the cost of transacting in this type of instrument.
The ultimate impact of the 2010 financial reform legislation and related regulations remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions.
Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:
•	short-term municipal securities;
•	obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
•	commercial paper rated “A-1” by S&P, or a comparable rating by another nationally recognized rating agency; and
•	certificates of deposit of domestic banks with assets of $1 billion or more.
The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.
Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.
At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities, or the underlying collateral (which may include real estate) from the issuer in exchange for all or a portion of the Fund’s holdings in the municipal security. Although the Sub-Adviser will attempt to sell those assets as soon as reasonably practicable in most cases, depending upon, among other things, the Sub-Adviser’s valuation of the potential value of such assets in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities or assets in its portfolio for limited period of time in order to liquidate the assets in a manner that maximizes their value to the Fund.
Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as “portfolio turnover.” Short-term trading increases the rate of portfolio turnover and could increase the Fund’s transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund’s portfolio transactions are principal trades that do not require payment of brokerage commissions.
The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Sub-Adviser believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund’s annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund’s portfolio turnover rates during the past five fiscal years.
Investment in Debt Securities Secured by Real Estate. Although the Fund is not expected to invest in real estate, to the extent consistent with its investment objective and its policies, the Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. It is possible that the Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.
Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be prone to operational and informational security risks resulting from breaches in cyber security (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.
Cyber security failures or breaches by the Fund’s affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both the Fund and shareholder, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in attempting to prevent any cyber incidents in the future. While the investment adviser has policies and procedures (and risk management systems) designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value and may result in financial loss for Fund shareholders.
Investment Restrictions
Non-Diversification of the Fund’s Investments. Each Fund, except Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Massachusetts Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund, is “non-diversified” as defined in the Investment Company Act. Funds that are diversified are subject to limitations on the amount of their assets that can be invested in the securities of any one “issuer.” Therefore, a Fund that is non-diversified can invest more of its assets in the securities of a single issuer than a fund that is diversified.
Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer (other than government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.
The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.
Diversification of the Arizona, Massachusetts, Minnesota and Ohio Funds. Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Massachusetts Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund intend to be “diversified” as defined in the Investment Company Act. Currently, under the Investment Company Act a “diversified” fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.
In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities, which is defined as the vote of the holders of the lesser of:
•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
•	more than 50% of the outstanding shares.
The Fund’s investment objective is not a fundamental policy. Other policies described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.
Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.
•	The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
•	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.
•	The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
•	The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
•	The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
•	The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.
For purposes of the Fund’s policy not to concentrate its investments, described above, the Fund has adopted an industry classification that is not a fundamental policy.
The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.
The Investment Company Act prohibits a fund from issuing “senior securities,” which are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.
Currently, under the Investment Company Act, and an Oppenheimer funds’ exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Under the Investment Company Act a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund’s total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.
The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.
Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.
The Investment Company Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single “industry.”
Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing apply on an ongoing basis.
Non-Fundamental Restrictions. The Fund has the following additional operating policy that is not “fundamental” and can be changed by the Board without shareholder approval.
The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.
Disclosure of Portfolio Holdings
While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund’s behalf.
The Fund, the Manager/Sub-Adviser, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund’s portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund’s portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.
Portfolio Holdings Disclosure Policies. The Fund, the Manager/Sub-Adviser, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund’s non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager/Sub-Adviser and its subsidiaries pursuant to agreements approved by the Fund’s Board shall not be deemed to be “compensation” or “consideration” for these purposes. Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund’s portfolio holdings may be released in accordance with the Fund’s, the Manager’s/Sub-Adviser’s, the Distributor’s and the Transfer Agent’s policies and procedures regarding dissemination of information about the Fund’s portfolio holdings.
•	Public Disclosure. The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in its annual and semi-annual reports to shareholders and in its Schedule of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the Fund’s portfolio holdings information, as of the end of each calendar month, may be posted and available on the Fund’s website (at www.oppenheimerfunds.com) no sooner than 30 calendar days after the end of the calendar month to which the information relates. Partial holdings, listed by security or by issuer, may be posted on the Fund’s website no sooner than 5 business days following the month to which the information relates. The Fund may delay posting its holdings or may not post any holdings, if the Manager/Sub-Adviser believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund’s portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed 5 business days after the end of the calendar month to which the information relates.
The Fund’s portfolio holdings (which may include the Fund’s entire portfolio or individual securities therein) may be released to the following categories of individuals or entities pursuant to ongoing arrangements, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and will not use such information in any way that is detrimental to the Fund or (2) as a member of any service provider to the Fund or of the Fund’s legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund’s policies and procedures and (b) not to trade for his or her personal account on the basis of such information. For the categories of individuals and entities described below that have ongoing arrangements to receive portfolio holdings information, such information may be furnished as often as appropriate for the purpose for which it is being provided, which may be as frequently as daily and often with no time lag between the date of the information and the date it is furnished.
•	Employees of the Fund’s service providers who need to have access to such information;
•	The Fund’s independent registered public accounting firm;
•	Members of the Fund’s Board and the Board’s legal counsel;
•	The Fund’s custodian bank;
•	The Fund’s financial printers;
•	A proxy voting service designated by the Fund and its Board;
•	Rating/ranking organizations (such as Lipper and Morningstar);
•	Portfolio pricing services retained by the Manager/Sub-Adviser to provide portfolio security prices;
•	Brokers and dealers for purposes of providing portfolio analytic services, in connection with portfolio transactions (purchases and sales), and to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services, or to obtain prices for inter-fund trades or similar transactions); and
•	Other service providers to the Fund, the Manager, the Sub-Adviser, the Distributor, and the Transfer Agent, including providers of index services and personal trading compliance services.
Month-end lists of the Fund’s complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 5 business days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:
•	The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
•	Senior officers in the Manager’s/Sub-Adviser’s Investment Operations and Legal departments must approve the completed request for release of Fund portfolio holdings; and
•	Before receiving the data, the third-party recipient must sign a portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund’s holdings and agreeing not to use such information in any way that is detrimental to the Fund.
Portfolio holdings may be disclosed for legitimate business purposes to brokers and dealers for purposes of providing portfolio analytic services, in connection with portfolio transactions (purchases and sales), and to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund’s regular pricing services). Portfolio holdings also may be disclosed for legitimate business purposes to consultants for pension plans that invest in Oppenheimer funds and sponsors of 401(k) plans that include Oppenheimer funds.
Portfolio holdings (which may include the Fund’s entire portfolio or individual securities therein) may be provided by the Manager/Sub-Adviser or its attorneys to other third parties subject to non-disclosure agreements or available confidentiality rights, including in the following circumstances:
•	Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant; and
•	Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority (“FINRA”), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes).
Portfolio managers and analysts may, subject to the Manager’s/Sub-Adviser’s policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.The Fund’s shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund’s portfolio. In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders up to 5 business days prior to making the redemption request, provided that such shareholders have entered into a non-disclosure agreement not to disclose or trade on the basis of such portfolio holdings.Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.The Fund’s policy regarding disclosure of portfolio holdings and all material amendments have been reviewed and approved by the Fund’s Board. The investment adviser and the Chief Compliance Officer of the Fund both conduct periodic reviews of compliance with the policy and provide periodic reports relating to such reviews to the Board. The Fund’s Board reserves the right to amend the Fund’s policy regarding the disclosure of portfolio holdings from time to time without prior notice and in its sole discretion.
How the Fund is Managed
Organization and History. Each Fund, except Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Massachusetts Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund, is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Oppenheimer Rochester Arizona Municipal Fund, Oppenheimer Rochester Massachusetts Municipal Fund, Oppenheimer Rochester Minnesota Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund are open-end, diversified management investment companies each with an unlimited number of authorized shares of beneficial interest. Each Fund was organized as a Massachusetts business trust in March 2006. Each Fund was reorganized as a Delaware statutory trust in December 2013.
Classes of Shares. The Fund’s Board of Trustees (the “Board”) is authorized, without shareholder approval, to:
•	create new series and classes of shares;
•	reclassify unissued shares into additional series and classes; and
•	divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.
The Fund currently has four classes of shares: Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class of shares:
•	has its own dividends and distributions;
•	pays certain expenses which may be different for the different classes;
•	will generally have a different net asset value;
•	will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
•	votes as a class on matters that affect that class alone.
Each share of each class:
•	represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
•	is freely transferable;
•	has one vote at shareholder meetings, with fractional shares voting proportionally;
•	may be voted in person or by proxy at shareholder meetings; and
•	does not have cumulative voting rights, preemptive rights or subscription rights.
Class B Share Availability.
Class B shares are no longer offered for new purchases. See the Prospectus section “More About Your Account” for details.
Class Y Share Availability.
Class Y shares are not available directly to individual investors, except for eligible employees (defined below). Class Y shares are sold at net asset value per share without an initial sales charge, and are available only to:
•	Wrap fee-based programs and fee-based clients of a broker, dealer, registered investment adviser or other financial intermediary;
•	Commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a transaction based commission outside of the Fund;
•	“Institutional investors” which may include corporations; trust companies; endowments and foundations; defined contribution, defined benefit, and other employer sponsored retirement and deferred compensation plans; retirement plan platforms; insurance companies; registered investment adviser firms; registered investment companies; bank trusts; college savings programs; and family offices; and
•	Eligible employees, which are present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

Individual shareholders who hold Class Y shares through retirement plans or financial intermediaries will not be eligible to hold Class Y shares outside of their respective retirement plan or financial intermediary platform.
Voluntary Conversion to Class Y Shares. For shareholders who currently hold other classes of Fund shares, but are authorized to purchase Class Y shares, those shareholders can convert their eligible existing shares to Class Y shares of the Fund either through their financial intermediary or by submitting written instructions to the Transfer Agent. Shares that are subject to a contingent deferred sales charge (“CDSC”) are not eligible to convert to Class Y shares until the applicable CDSC period has expired. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the “IRS”), this voluntary conversion to Class Y shares is not treated as a taxable event. If those laws or the IRS interpretation of those laws should change, this voluntary conversion feature may be suspended.
Shareholder and Trustee Liability; Shareholder Meetings. Under Delaware law and the Fund’s Declaration of Trust, Fund shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Under Delaware law and the Fund’s Declaration of Trust, Trustees are not personally liable to any person for any obligations of the Fund. Therefore a shareholder or Trustee of the Fund generally will not be subject to personal liability for Fund obligations. The risk that a Fund shareholder or Trustee will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Fund’s Declaration of Trust.
As a Delaware statutory trust, the Fund is not required to hold regular annual meetings of shareholders and does not plan to do so. The Fund may hold shareholder meetings from time to time.
Board of Trustees and Oversight Committees
The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Delaware and Federal law. The Board is led by Brian F. Wruble, an independent trustee, who is not an “interested person” of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund’s activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager and Sub-Adviser. With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Manager, Sub-Adviser, and any Sub-Sub Advisers, internal auditors, the Fund’s Chief Compliance Officer, the Fund’s outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.
The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Trustees who are not “interested persons” under the Investment Company Act (the “Independent Trustees”). The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because it allocates areas of responsibility among the committees in a manner that enhances the Board’s oversight.
Prior to June 2013, Joanne Pace and Edmund P. Giambastiani, Jr. served as members of an Advisory Board that assisted the Board in its oversight. For purposes of the following disclosure, Ms. Pace and Admiral Giambastiani are identified as Trustees.
During the Fund’s fiscal year ended March 31, 2017, the Audit Committee held 8 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.
The members of the Audit Committee are Joanne Pace (Chair), Elizabeth Krentzman, Mary F. Miller, Daniel S. Vandivort and Brian F. Wruble. The Audit Committee selects an independent registered public accounting firm (also referred to as the “Independent Auditors”). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund’s Independent Auditors regarding the Fund’s internal accounting procedures and controls; (iii) reviewing reports from the Manager’s Internal Audit Department; (iv) maintaining a separate line of communication between the Fund’s Independent Auditors and the Independent Trustees/Directors; (v) reviewing the independence of the Fund’s Independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund’s Independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.
The members of the Regulatory & Oversight Committee are Elizabeth Krentzman (Chair), Beth Ann Brown, Edmund P. Giambastiani, Jr., Joel W. Motley, Joanne Pace and Brian F. Wruble. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund’s contractual arrangements, including the Investment Advisory, Sub-Advisory and any Sub-Sub-Advisory Agreements (if applicable, including any with a wholly-owned subsidiary), Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager’s Risk Management Department and Chief

Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee’s Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.
The members of the Governance Committee are Joel W. Motley (Chair), Beth Ann Brown, Edmund P. Giambastiani, Jr., Mary F. Miller and Daniel S. Vandivort. The Governance Committee reviews the Fund’s governance guidelines, the adequacy of the Fund’s Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund’s governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund’s proxy voting, and coordinates with organizations representing the independent directors of mutual funds among other duties set forth in the Governance Committee’s Charter.
The Governance Committee’s functions also include the nomination of Trustees/Directors, including Independent Trustees/Directors, for election to the Board. The full Board elects new Trustees/Directors except for those instances when a shareholder vote is required.
The Governance Committee will consider nominees recommended by Independent Trustees/Directors or recommended by any other Board members including Board members affiliated with the Fund’s Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund’s shareholders in its consideration of nominees.
Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 225 Liberty Street, New York, New York 10281-1008, to the attention of the Board of Trustees/Directors of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Sub-Adviser) would be deemed an “interested person” under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”
The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees/Directors, and will contribute to the Board’s deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.
Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee/Director of the Fund.
Each Independent Trustee/Director has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. Each Trustee’s/Director’s outside professional experience is outlined in the table of Biographical Information, below.
Trustees and Officers of the Funds
Except for Mr. Steinmetz, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as “New York Board Funds”):
Oppenheimer Capital Appreciation Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Dividend Opportunity Fund
Oppenheimer Emerging Markets Innovators Fund
Oppenheimer Equity Income Fund
Oppenheimer Global Fund

Oppenheimer Global Multi-Alternatives Fund
Oppenheimer Global Multi-Asset Growth Fund
Oppenheimer Global Multi-Asset Income Fund
Oppenheimer Global Multi Strategies Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Real Estate Fund
Oppenheimer Global Value Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Diversified Fund
Oppenheimer International Equity Fund
Oppenheimer International Growth and Income Fund
Oppenheimer International Growth Fund
Oppenheimer International Small-Mid Company Fund
Oppenheimer Limited-Term Bond Fund
Oppenheimer Macquarie Global Infrastructure Fund
Money Market Funds:
Oppenheimer Government Money Market Fund
Oppenheimer Institutional Government Money Market Fund
Oppenheimer Multi-State Municipal Trust:
Oppenheimer Rochester High Yield Municipal Fund
Oppenheimer Rochester New Jersey Municipal Fund
Oppenheimer Rochester Pennsylvania Municipal Fund
Oppenheimer Municipal Fund:
Oppenheimer Rochester Short Duration High Yield Municipal Fund
Oppenheimer Portfolio Series Funds:
Active Allocation Fund
Conservative Investor Fund
Equity Investor Fund
Moderate Investor Fund
Oppenheimer Quest for Value Funds:
Oppenheimer Fundamental Alternatives Fund
Oppenheimer Global Allocation Fund
Oppenheimer Mid Cap Value Fund
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester AMT-Free Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester California Municipal Fund
Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Rochester Limited Term California Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Series Fund:
Oppenheimer Value Fund
Oppenheimer Small Cap Value Fund
Rochester Portfolio Series:
Oppenheimer Rochester Limited Term New York Municipal Fund
Messrs. Camarella, Cottier, DeMitry, Edwards, Kennedy, Legg, Petersen, Pulire, Stein, Steinmetz, Sternhell, Willis and Yoder, and Mss. Bullington, Burley, Foxson, LaFond, Lo Bessette, Miller, Mossow and Picciotto, who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds.
Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Fund and other Oppenheimer funds that offer Class Y shares.
As of July 3, 2017, the Trustees/Directors and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record.
The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, Sub-Adviser and its subsidiaries, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees/Directors (nor any of their immediate family members) owns securities of either the Manager, Sub-Adviser or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.
Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.
Each Trustee has served the Fund in the following capacities from the following dates:
Independent Trustee	Position(s)	Length of Service
Brian F. Wruble	Board Chairman; Trustee	Since 2007; 2006

Independent Trustee	Position(s)	Length of Service
Beth Ann Brown	Trustee	Since 2016
Edmund P. Giambastiani, Jr.	Trustee	Since 2013
Elizabeth Krentzman	Trustee	Since 2014
Mary F. Miller	Trustee	Since 2006
Joel W. Motley	Trustee	Since 2006
Joanne Pace	Trustee	Since 2013
Daniel Vandivort	Trustee	Since 2014
Interested Trustee
Arthur P. Steinmetz	Trustee	Since 2015

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (1943) Chairman of the Board, Trustee	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	57
Beth Ann Brown (1968) Trustee	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	57

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Edmund P. Giambastiani, Jr. (1948) Trustee	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	57
Elizabeth Krentzman (1959) Trustee	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	57
Mary F. Miller (1942) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	57

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Joel W. Motley (1952) Trustee	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	57
Joanne Pace (1958) Trustee	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	57

Independent Trustees
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Daniel S. Vandivort (1954) Trustee	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.	57
 Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.
Interested Trustee and Officer
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
Arthur P. Steinmetz (1958) Trustee, President and Principal Executive Officer	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).	101
The addresses of the officers in the chart below are as follows: for Messrs. Camarella, Cottier, DeMitry, Edwards, Pulire, Stein, Steinmetz, Sternhell and Willis and Mss. Foxson, Lo Bessette, Mossow and Picciotto, 225 Liberty Street, New York, New York 10281-1008 and for Messrs. Kennedy, Legg, Petersen and Yoder and Mss. Bullington, Burley, LaFond and Miller, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
Each of the officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Scott S. Cottier	Vice President	Since 2006
Troy E. Willis	Vice President	Since 2006
Mark R. DeMitry	Vice President	Since 2009
Michael L. Camarella	Vice President	Since 2009

	Position(s)	Length of Service
Charles S. Pulire	Vice President	Since 2011
Elizabeth Mossow	Vice President	Since 2016
Richard A. Stein	Vice President	Since 2007
Arthur P. Steinmetz	President and Principal Executive Officer	Since 2014
Mary Ann Picciotto	Chief Compliance Officer & Chief Anti-Money Laundering Officer	Since 2014
Jennifer Foxson	Vice President and Chief Business Officer	Since 2014
Brian S. Petersen	Treasurer and Principal Financial & Accounting Officer	Since 2016
Julie Burley	Assistant Treasurer	Since 2013
Jan Miller	Assistant Treasurer	Since 2013
James A. Kennedy	Assistant Treasurer	Since 2011
Cynthia Lo Bessette	Secretary & Chief Legal Officer	Since 2016
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Michael Sternhell	Assistant Secretary	Since 2016
John Yoder	Assistant Secretary	Since 2016
Gloria J. LaFond	Blue Sky Officer	Since 2011

Other Information about the Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Scott S. Cottier (1971) Vice President	Senior Vice President of the Sub-Adviser (Since January 2017); Co-Team Leader for the Sub-Adviser’s Rochester Municipal Team (since July, 2016). Senior Portfolio Manager of the Sub-Adviser (since September 2002); Vice President of the Sub-Adviser (September 2002-December 2016).	20
Troy E. Willis (1972) Vice President	Senior Vice President of the Sub-Adviser (since January 2017); Co-Team Leader for the Sub-Adviser’s Rochester Municipal Team (since July, 2016); Senior Portfolio Manager of the Sub-Adviser (since January 2006);Vice President of the Sub-adviser (July 2009- January 2017); Assistant Vice President of the Sub-Adviser (July 2005-June 2009); Associate Portfolio Manager of the Sub-Adviser (June 2003-December 2005).	20
Mark R. DeMitry (1976) Vice President	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2009); Associate Portfolio Manager of the Sub-Adviser (September 2006-June 2009); Research Analyst of the Sub-Adviser (June 2003-August 2006); Credit Analyst of the Sub-Adviser (July 2001-May 2003).	20
Michael L. Camarella (1976) Vice President	Vice President and Senior Portfolio Manager of the Sub-Adviser (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010); Research Analyst with the Sub-Adviser (April 2006-December 2007); Credit Analyst with the Sub-Adviser (June 2003-March 2006).	20
Charles S. Pulire (1977) Vice President	Vice President of the Sub-Adviser (since February 2013); Senior Portfolio Manager of the Sub-Adviser (since January 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Associate Portfolio Manager of the Sub-Adviser (December 2010 –January 2013); Research Analyst with the Sub-Adviser (February 2008-November 2010); Credit Analyst with the Sub-Adviser May 2006-January 2008).	20

Other Information about the Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Elizabeth Mossow (1978) Vice President	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President of the Sub-Adviser (since January 2016); Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011 - January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013 to January 2016); Portfolio Research Analyst with the Sub-Adviser (June 2011 to June 2013); Credit Analyst with the Sub-Adviser (May 2007 to May 2011); Risk Management Analyst at Manning & Napier Associates (September2006 to May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000 to March 2006).	20
Richard A. Stein (1957) Vice President	Senior Vice President of the Sub-Adviser (since June 2011); Director of the Rochester Credit Analysis team (since March 2004) and Vice President of the Sub-Adviser (1997-May 2011). He has headed Rochester’s Credit Analysis team (since 1993).	20

Other Information about the Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Mary Ann Picciotto (1973) Chief Compliance Officer and Chief Anti-Money Laundering Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).	101
Jennifer Foxson (1969) Vice President and Chief Business Officer	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).	101
Brian S. Petersen (1970) Treasurer and Principal Financial and Accounting Officer	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007).	101
Stephanie Bullington (1977) Assistant Treasurer	Vice President of the Manager (since February 2014); Vice President of the Manager (January 2013-September 2013); Vice President of the Sub-Adviser (January 2010-December 2012); Assistant Vice President of the Sub-Adviser (October 2005-January 2010).	101
Julie Burley (1981) Assistant Treasurer	Vice President of the Manager (since October 2013). Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013), Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008).	101
James A. Kennedy (1958) Assistant Treasurer	Senior Vice President of the Manager (since January 2013); Senior Vice President of the Sub-Adviser (September 2006-December 2012).	101
Jan Miller (1963) Assistant Treasurer	Vice President of the Manager (since January 2014); Assistant Vice President of the Manager (January 2013-January 2014); Assistant Vice President of the Sub-Adviser (2005-December 2012); Assistant Vice President in the Sub-Adviser’s Fund Accounting department (November 2004 to March 2006).	101

Other Information about the Officers of the Fund
Name, Year of Birth, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Cynthia Lo Bessette (1969) Secretary and Chief Legal Officer	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.	101
Taylor V. Edwards (1967) Assistant Secretary	Senior Vice President and Managing Counsel of the Manager (since January 2017); Vice President and Senior Counsel of the Manager (January 2013-January 2017); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of the Sub-Adviser; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Sub-Adviser.	101
Randy Legg (1965) Assistant Secretary	Vice President and Senior Associate General Counsel of the Manager (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of the Sub-Adviser; Associate Counsel (January 2007-March 2011) of the Sub-Adviser.	101
Michael J. Sternhell (1975) Assistant Secretary	Senior Vice President and Managing Counsel of the Manager (since February 2015); Vice President and Associate Counsel of the Manager (January 2013-January 2015); Vice President and Associate Counsel (June 2011-December 2012) of the Sub-Adviser.	101
John Yoder (1975) Assistant Secretary	Vice President and Associate General Counsel of the Manager (since January 2013); Vice President and Assistant Counsel (July 2011-December 2012) of the Sub-Adviser.	101
Gloria J. LaFond (1945) Blue Sky Officer	Assistant Vice President of the Manager (since January 2013); Assistant Vice President (January 2006-December 2012) of the Sub-Adviser.	101
Trustees’ Share Ownership. The chart below shows information about each Trustee’s beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds (“Supervised Funds”).
As of December 31, 2016
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian Wruble	None	Over $100,000
Beth Ann Brown	None	$10,001-$50,000
Edmund P. Giambastiani, Jr.	None	Over $100,000
Elizabeth Krentzman	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Joanne Pace	None	Over $100,000
Daniel Vandivort	None	Over $100,000
Interested Trustee

As of December 31, 2016
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Arthur P. Steinmetz	None	Over $100,000
Remuneration of the Officers and Trustees. The officers and the Interested Trustee of the Fund, who are associated with the Manager, receive no salary or fee from the Fund. The Independent Trustees’ total compensation from the Fund and fund complex represents compensation for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2016.
Oppenheimer Rochester Arizona Municipal Fund
	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31, 2016
Brian F. Wruble Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	$85[2]	$313,750
Beth Ann Brown Regulatory & Oversight Committee Member and Governance Committee Member	$65	$183,750
Edmund P. Giambastiani, Jr. Regulatory & Oversight Committee Member and Governance Committee Member	$65	$241,250
Elizabeth Krentzman Regulatory & Oversight Committee Chair and Audit Committee Member	$73	$263,173
Mary F. Miller Audit Committee Member and Governance Committee Member	$65[3]	$241,250
Joel W. Motley Governance Committee Chair and Regulatory & Oversight Committee Member	$73[4]	$270,000
Joanne Pace Audit Committee Chair and Regulatory & Oversight Committee Member	$73	$270,000
Daniel Vandivort Audit Committee Member and Governance Committee Member	$65	$241,250
1.“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.
2. Includes $83 deferred by Mr. Wruble under the Compensation Deferral Plan.
3. Includes $24 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $5 deferred by Mr. Motley under the Compensation Deferral Plan.
Oppenheimer Rochester Maryland Municipal Fund
	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31, 2016
Brian F. Wruble Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	$91[2]	$313,750
Beth Ann Brown Regulatory & Oversight Committee Member and Governance Committee Member	$70	$183,750

	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31, 2016
Edmund P. Giambastiani, Jr. Regulatory & Oversight Committee Member and Governance Committee Member	$70	$241,250
Elizabeth Krentzman Regulatory & Oversight Committee Chair and Audit Committee Member	$79	$263,173
Mary F. Miller Audit Committee Member and Governance Committee Member	$70[3]	$241,250
Joel W. Motley Governance Committee Chair and Regulatory & Oversight Committee Member	$79[4]	$270,000
Joanne Pace Audit Committee Chair and Regulatory & Oversight Committee Member	$79	$270,000
Daniel Vandivort Audit Committee Member and Governance Committee Member	$70	$241,250
1.“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.
2. Includes $90 deferred by Mr. Wruble under the Compensation Deferral Plan.
3. Includes $26 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $5 deferred by Mr. Motley under the Compensation Deferral Plan.
Oppenheimer Rochester Massachusetts Municipal Fund
	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31,2016
Brian F. Wruble Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	$107[2]	$313,750
Beth Ann Brown Regulatory & Oversight Committee Member and Governance Committee Member	$82	$183,750
Edmund P. Giambastiani, Jr. Regulatory & Oversight Committee Member and Governance Committee Member	$82	$241,250
Elizabeth Krentzman Regulatory & Oversight Committee Chair and Audit Committee Member	$82	$263,173
Mary F. Miller Audit Committee Member and Governance Committee Member	$82[3]	$241,250
Joel W. Motley Governance Committee Chair and Regulatory & Oversight Committee Member	$92[4]	$270,000
Joanne Pace Audit Committee Chair and Regulatory & Oversight Committee Member	$92	$270,000
Daniel Vandivort Audit Committee Member and Governance Committee Member	$82	$241,250
1.“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.
2. Includes $104 deferred by Mr. Wruble under the Compensation Deferral Plan.
3. Includes $30 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $6 deferred by Mr. Motley under the Compensation Deferral Plan.

Oppenheimer Rochester Michigan Municipal Fund
	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31,2016
Brian F. Wruble Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	$94[2]	$313,750
Beth Ann Brown Regulatory & Oversight Committee Member and Governance Committee Member	$72	$183,750
Edmund P. Giambastiani, Jr. Regulatory & Oversight Committee Member and Governance Committee Member	$72	$241,250
Elizabeth Krentzman Regulatory & Oversight Committee Chair and Audit Committee Member	$81	$263,173
Mary F. Miller Audit Committee Member and Governance Committee Member	$72[3]	$241,250
Joel W. Motley Governance Committee Chair and Regulatory & Oversight Committee Member	$81[4]	$270,000
Joanne Pace Audit Committee Chair and Regulatory & Oversight Committee Member	$81	$270,000
Daniel Vandivort Audit Committee Member and Governance Committee Member	$72	$241,250
1.“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.
2. Includes $92 deferred by Mr. Wruble under the Compensation Deferral Plan.
3. Includes $27 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $5 deferred by Mr. Motley under the Compensation Deferral Plan.
Oppenheimer Rochester Minnesota Municipal Fund
	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31,2016
Brian F. Wruble Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	$317[2]	$313,750
Beth Ann Brown Regulatory & Oversight Committee Member and Governance Committee Member	$242	$183,750
Edmund P. Giambastiani, Jr. Regulatory & Oversight Committee Member and Governance Committee Member	$242	$241,250
Elizabeth Krentzman Regulatory & Oversight Committee Chair and Audit Committee Member	$272	$263,173
Mary F. Miller Audit Committee Member and Governance Committee Member	$242[3]	$241,250
Joel W. Motley Governance Committee Chair and Regulatory & Oversight Committee Member	$272[4]	$270,000
Joanne Pace Audit Committee Chair and Regulatory & Oversight Committee Member	$272	$270,000

	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31,2016
Daniel Vandivort Audit Committee Member and Governance Committee Member	$242	$241,250
1.“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.
2. Includes $312 deferred by Mr. Wruble under the Compensation Deferral Plan.
3. Includes $90 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $17 deferred by Mr. Motley under the Compensation Deferral Plan.
Oppenheimer Rochester North Carolina Municipal Fund
	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31,2016
Brian F. Wruble Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	$149[2]	$313,750
Beth Ann Brown Regulatory & Oversight Committee Member and Governance Committee Member	$114	$183,750
Edmund P. Giambastiani, Jr. Regulatory & Oversight Committee Member and Governance Committee Member	$114	$241,250
Elizabeth Krentzman Regulatory & Oversight Committee Chair and Audit Committee Member	$128	$263,173
Mary F. Miller Audit Committee Member and Governance Committee Member	$114[3]	$241,250
Joel W. Motley Governance Committee Chair and Regulatory & Oversight Committee Member	$128[4]	$270,000
Joanne Pace Audit Committee Chair and Regulatory & Oversight Committee Member	$128	$270,000
Daniel Vandivort Audit Committee Member and Governance Committee Member	$114	$241,250
1.“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.
2. Includes $146 deferred by Mr. Wruble under the Compensation Deferral Plan.
3. Includes $42 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $8 deferred by Mr. Motley under the Compensation Deferral Plan.
Oppenheimer Rochester Ohio Municipal Fund
	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31,2016
Brian F. Wruble Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	$160[2]	$313,750
Beth Ann Brown Regulatory & Oversight Committee Member and Governance Committee Member	$122	$183,750

	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31,2016
Edmund P. Giambastiani, Jr. Regulatory & Oversight Committee Member and Governance Committee Member	$122	$241,250
Elizabeth Krentzman Regulatory & Oversight Committee Chair and Audit Committee Member	$137	$263,173
Mary F. Miller Audit Committee Member and Governance Committee Member	$122[3]	$241,250
Joel W. Motley Governance Committee Chair and Regulatory & Oversight Committee Member	$137[4]	$270,000
Joanne Pace Audit Committee Chair and Regulatory & Oversight Committee Member	$137	$270,000
Daniel Vandivort Audit Committee Member and Governance Committee Member	$122	$241,250
1.“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.
2. Includes $156 deferred by Mr. Wruble under the Compensation Deferral Plan.
3. Includes $46 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $9 deferred by Mr. Motley under the Compensation Deferral Plan.
Oppenheimer Rochester Virginia Municipal Fund
	Aggregate Compensation From the Fund[1]	Total Compensation From the Fund and Fund Complex
Name and Other Fund Position(s) (as applicable)	Fiscal Year Ended March 31, 2017	Year Ended December 31,2016
Brian F. Wruble Chairman of the Board, Audit Committee Member and Regulatory & Oversight Committee Member	$189[2]	$313,750
Beth Ann Brown Regulatory & Oversight Committee Member and Governance Committee Member	$144	$183,750
Edmund P. Giambastiani, Jr. Regulatory & Oversight Committee Member and Governance Committee Member	$144	$241,250
Elizabeth Krentzman Regulatory & Oversight Committee Chair and Audit Committee Member	$162	$263,173
Mary F. Miller Audit Committee Member and Governance Committee Member	$144[3]	$241,250
Joel W. Motley Governance Committee Chair and Regulatory & Oversight Committee Member	$162[4]	$270,000
Joanne Pace Audit Committee Chair and Regulatory & Oversight Committee Member	$162	$270,000
Daniel Vandivort Audit Committee Member and Governance Committee Member	$144	$241,250
1.“Aggregate Compensation From the Fund” includes fees and amounts deferred under the “Compensation Deferral Plan” (described below), if any.
2. Includes $186 deferred by Mr. Wruble under the Compensation Deferral Plan.
3. Includes $53 deferred by Ms. Miller under the Compensation Deferral Plan.
4. Includes $11 deferred by Mr. Motley under the Compensation Deferral Plan.
Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.
Deferral of the Trustees’ fees under the plan will not materially affect a Fund’s assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred compensation account.
Major Shareholders. As of July 3, 2017 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund’s outstanding shares were:
Oppenheimer Rochester Arizona Municipal Fund
Name	Address	% Owned	Share Class
Rochester Arizona Municipal Fund
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	24.69%	A
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	11.99%	A
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.16%	A
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	6.56%	A
LOUISE C KNIPP TOD-SUBJECT TO STA TOD RULES AZ	PO BOX 1627 FLORENCE AZ 85132-3031	5.70%	A
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	5.52%	A
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	5.29%	A
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	34.93%	B
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	23.20%	B
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	11.72%	B
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	9.18%	B
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS	ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	6.73%	B
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.50%	B
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	5.28%	B

Name	Address	% Owned	Share Class
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	25.03%	C
MORGAN STANLEY DW	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	16.91%	C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.67%	C
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	11.43%	C
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	10.69%	C
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	42.96%	Y
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	28.25%	Y
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	18.10%	Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10.82%	Y
Oppenheimer Rochester Maryland Municipal Fund
Name	Address	% Owned	Share Class
Rochester Maryland Municipal Fund
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	24.95%	A
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.68%	A
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	10.32%	A
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	7.49%	A
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	6.19%	A
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.07%	A
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	52.42%	B
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	18.86%	B

Name	Address	% Owned	Share Class
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	10.28%	B
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	8.09%	B
MORGAN STANLEY DW	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	5.63%	B
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.98%	C
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	13.52%	C
MORGAN STANLEY DW	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	12.68%	C
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	10.87%	C
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	8.89%	C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	33.80%	Y
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	24.51%	Y
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	18.91%	Y
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.17%	Y
THOMAS J SCHMITT	110 SUSSEX DR MANHASSET NY 11030-3516	5.12%	Y
Oppenheimer Rochester Massachusetts Municipal Fund
Name	Address	% Owned	Share Class
Rochester Massachusetts Municipal Fund
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	17.17%	A
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	11.26%	A
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	8.99%	A
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.07%	A

Name	Address	% Owned	Share Class
MORGAN STANLEY & CO	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	5.03%	A
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	31.79%	B
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	30.98%	B
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 9785 TOWNE CENTRE DR SAN DIEGO CA 92121	12.42%	B
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	10.17%	B
MORGAN STANLEY & CO	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	7.49%	B
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	6.57%	B
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25.96%	C
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	17.76%	C
MORGAN STANLEY & CO	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	11.49%	C
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	9.86%	C
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	7.67%	C
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	7.30%	C
LPL FINANCIAL FBO CUSTOMER ACCOUNTS	ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	20.85%	Y
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	9.51%	Y
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	9.20%	Y
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	9.09%	Y
EDWARD J SHEEHAN III & NANCY M SHEEHAN JT-TEN	29 HORSESHOE LN N FALMOUTH MA 02556-3021	6.32%	Y

Name	Address	% Owned	Share Class
TRISTATE CAPITAL BANK FAO DEBORAH L SHEARER LIVING TRUST DEBORAH L & DANIEL H SHEARER TTEES DTD 4302013	PO BOX 934 WEST FALMOUTH MA 02574-0934	6.07%	Y
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.47%	Y
Oppenheimer Rochester Michigan Municipal Fund
Name	Address	% Owned	Share Class
Rochester Michigan Municipal Fund
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	32.50%	A
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	17.40%	A
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	7.63%	A
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	6.70%	A
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.92%	A
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	22.34%	B
OPPENHEIMER & CO INC FBO E DENNIS OCONNOR & MAUREEN OCONNOR JTWROS	2266 RED APPLE RD MANISTEE MI 49660	22.08%	B
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	13.77%	B
OPPENHEIMER & CO INC FBO ALICE J SCOTT TRUSTEE ALICE J SCOTT REVOCABLE LIV TRUS UA DTD 122076 RESTATED 1019	35300 BLUE SPRUCE DR FARMINGTON HILLS MI 48335	12.87%	B
OPPENHEIMER & CO INC FBO IRENE DEMBECK (TOD)	24735 RIVER HTS SOUTHFIELD MI 48033	8.59%	B
KEITH R HAINES & JUDITH K HAINES TRS UA NOV 21 2011 HAINES FAMILY TRUST	2377 HIGHFIELD RD WATERFORD MI 48329-3940	8.45%	B
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.79%	B
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	20.55%	C
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	15.41%	C
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	12.46%	C

Name	Address	% Owned	Share Class
MORGAN STANLEY & CO	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	10.53%	C
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	9.35%	C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.87%	C
TD AMERITRADE INC FBO OUR CUSTOMERS	PO BOX 2226 OMAHA NE 68103-2226	25.19%	Y
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	22.89%	Y
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	14.85%	Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.24%	Y
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	5.54%	Y
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.50%	Y
KEYBANK NA YOERG F J III & R L JTWROS M/AG	PO BOX 94871 CLEVELAND OH 44101-4871	5.27%	Y
Oppenheimer Rochester Minnesota Municipal Fund
Name	Address	% Owned	Share Class
Rochester Minnesota Municipal Fund
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	30.57%	A
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	11.71%	A
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.02%	A
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6.38%	A
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	6.05%	A
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	81.40%	B
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	14.34%	B
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	30.16%	C
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	14.52%	C

Name	Address	% Owned	Share Class
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	501 N BROADWAY ST LOUIS MO 63102	12.62%	C
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	8.60%	C
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	5.79%	C
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	22.28%	Y
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	21.14%	Y
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	15.25%	Y
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	10.91%	Y
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	7.61%	Y
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.13%	Y
Oppenheimer Rochester North Carolina Municipal Fund
Name	Address	% Owned	Share Class
Rochester North Carolina Municipal Fund
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	21.78%	A
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	12.21%	A
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	10.38%	A
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	9.44%	A
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.99%	A
MORGAN STANLEY DW	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	7.80%	A
RACHEL K LUYBEN TR UA FEB 12 2013 RACHEL K LUYBEN REVOCABLE TRUST	437 TOWER CT WILMINGTON NC 28412-2743	5.03%	A
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	93.16%	B
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	6.71%	B

Name	Address	% Owned	Share Class
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	19.83%	C
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	17.43%	C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16.90%	C
MORGAN STANLEY DW	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	8.60%	C
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	8.25%	C
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT	ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	7.33%	C
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	32.52%	Y
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	22.48%	Y
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	17.98%	Y
RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS	ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	6.46%	Y
Oppenheimer Rochester Ohio Municipal Fund
Name	Address	% Owned	Share Class
Rochester Ohio Municipal Fund
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	13.82%	A
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	12.40%	A
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	8.57%	A
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	8.08%	A
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	7.46%	A
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	29.61%	B
GEORGE M KOLMAN TOD-SUBJECT TO STA TOD RULES OH	3388 MCCARTNEY RD YOUNGSTOWN OH 44505-5002	22.89%	B

Name	Address	% Owned	Share Class
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	14.53%	B
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.81%	B
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	7.24%	B
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	12.25%	C
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	10.64%	C
MORGAN STANLEY & CO	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	10.37%	C
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	9.79%	C
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.78%	C
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	5.88%	C
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5.87%	C
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	25.90%	Y
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	19.19%	Y
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	13.71%	Y
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	11.10%	Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.66%	Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015	ATTN: COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	7.57%	Y
Oppenheimer Rochester Virginia Municipal Fund
Name	Address	% Owned	Share Class
Rochester Virginia Municipal Fund
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	21.86%	A

Name	Address	% Owned	Share Class
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	12.69%	A
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	12.62%	A
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	8.23%	A
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.36%	A
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS	12555 MANCHESTER RD ST LOUIS MO 63131-3710	75.78%	B
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	7.69%	B
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6.10%	B
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	13.79%	C
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	11.86%	C
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.40%	C
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	10.28%	C
MORGAN STANLEY & CO	ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	7.60%	C
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	6.26%	C
STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS	501 N BROADWAY ST LOUIS MO 63102	5.49%	C
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.13%	C
LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT--	ATTN: LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	5.11%	C
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET ST LOUIS MO 63103	21.32%	Y
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BEN OF CUSTOMERS	200 LIBERTY STREET ONE WORLD FINANCIAL CENTER ATTN: MUTUAL FUNDS 5TH FLOOR NEW YORK NY 10281-1003	20.04%	Y

Name	Address	% Owned	Share Class
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS	ATTN FUND ADMN 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.81%	Y
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	11.36%	Y
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	10.82%	Y
SPEC CDY A/C EBOC UBSFSI OMNI ACCOUNT M/F	ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	6.49%	Y
The Manager and the Sub-Adviser
The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc., the Sub-Adviser. The Sub-Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.
Code of Ethics. The Fund, the Manager, the Sub-Adviser and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees (“covered persons”) that could compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager, the Sub-Adviser and the Distributor.
The Code of Ethics is an exhibit to the Fund’s registration statement filed with the SEC. It can be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s website at www.sec.gov and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.
The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager has retained the Sub-Adviser pursuant to a separate sub-advisory agreement, described below, under which the Sub-Adviser chooses the Fund’s investments and provides related advisory services to the Fund. Prior to January 1, 2013, OppenheimerFunds, Inc. was the Manager of the Fund.
The advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.
The Fund pays expenses not expressly assumed by the Manager under the investment advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Board members, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:
Oppenheimer Rochester Arizona Municipal Fund
Fiscal Year Ended 03/31	Management Fees Paid to the Manager
2015	$355,084
2016	$265,283
2017	$209,217

Oppenheimer Rochester Maryland Municipal Fund
Fiscal Year Ended 03/31	Management Fees Paid to the Manager
2015	$364,256
2016	$295,388
2017	$222,975
Oppenheimer Rochester Massachusetts Municipal Fund
Fiscal Year Ended 03/31	Management Fees Paid to the Manager
2015	$326,420
2016	$299,117
2017	$261,249
Oppenheimer Rochester Michigan Municipal Fund
Fiscal Year Ended 03/31	Management Fees Paid to the Manager
2015	$277,426
2016	$262,619
2017	$231,216
Oppenheimer Rochester Minnesota Municipal Fund
Fiscal Year Ended 03/31	Management Fees Paid to the Manager
2015	$684,093
2016	$742,083
2017	$773,871
Oppenheimer Rochester North Carolina Municipal Fund
Fiscal Year Ended 03/31	Management Fees Paid to the Manager
2015	$481,647
2016	$417,831
2017	$363,859
Oppenheimer Rochester Ohio Municipal Fund
Fiscal Year Ended 03/31	Management Fees Paid to the Manager
2015	$374,574
2016	$397,011
2017	$389,768
Oppenheimer Rochester Virginia Municipal Fund
Fiscal Year Ended 03/31	Management Fees Paid to the Manager
2015	$680,055
2016	$552,516
2017	$461,132
The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.
The agreement permits the Manager to act as an investment adviser for any other person, firm or corporation and to use the name “Oppenheimer” in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name “Oppenheimer” as part of its name.

The Sub-Advisory Agreement. Under the sub-advisory agreement between the Manager and the Sub-Adviser, the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities, commodity interests and the property comprising the assets of the Fund. The Sub-Adviser selects securities and/or commodity interests for the Fund’s portfolio and provides related advisory services. The portfolio manager(s) of the Fund is employed by the Sub-Adviser and is principally responsible for the provision of advisory services to the Fund’s portfolio. Other members of the Sub-Adviser’s investment teams provide the portfolio manager(s) with counsel and support in managing the Fund’s portfolio.
Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of investment advisory services. The fee paid to the Sub-Adviser under the sub-advisory agreement is paid by the Manager, not by the Fund.
The sub-advisory agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.
Pending Litigation. In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel. In April 2017, the parties executed a memorandum of understanding setting forth the terms of a proposed settlement. The proposed settlement is subject to the negotiation and execution of final settlement documentation and approval by the court.
OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.
Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals, including Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.
•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of March 31, 2017. No portfolio or account has an advisory fee based on performance.

Portfolio Manager	Registered Investment Companies Managed[1]	Total Assets in Registered Investment Companies Managed[2]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[3,4]
Scott S. Cottier	12	$22.86	0	$0	2	$932.82
Troy E. Willis	12	$22.86	0	$0	2	$932.82
Mark R. DeMitry	12	$22.86	0	$0	2	$932.82
Michael L. Camarella	12	$22.86	0	$0	2	$932.82
Charles S. Pulire	12	$22.86	0	$0	2	$932.82
Elizabeth S. Mossow	12	$22.86	0	$0	2	$932.82
1.	The Portfolio Managers manage 20 registered investment companies, including the 8 funds covered in this SAI. As of 3/31/17, those funds had the following total assets (in millions, approximate): Arizona ($34.06), Maryland ($35.72), Massachusetts ($44.53), Michigan ($37.90), Minnesota ($129.43), North Carolina ($60.59), Ohio ($64.84), and Virginia ($80.05).
2.	In billions.
3.	In millions.
4.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.
Compensation of Portfolio Managers. Portfolio managers are employed and compensated by the Sub-Adviser or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.
Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.
The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.
The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.
The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.
Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive between 20% and 50% of their annual long-term award component in the form of a deferred cash award indexed to the portfolio(s) and fund(s) managed. These awards settle in cash at the end of a three-year vesting period. Through this long-term award component, the interests of the portfolio managers are further aligned with those of fund shareholders.
The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.
The Morningstar peer group categories with respect to the Funds are listed below.
Fund Name and Portfolio Managers	Peer Group Category
Oppenheimer Rochester Arizona Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	Morningstar Muni Single State Long

Oppenheimer Rochester Maryland Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	Morningstar Muni Single State Long
Oppenheimer Rochester Massachusetts Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	Morningstar Muni Massachusetts
Oppenheimer Rochester Michigan Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	Morningstar Muni Single State Long
Oppenheimer Rochester Minnesota Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	Morningstar Muni Minnesota
Oppenheimer Rochester North Carolina Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	Morningstar Muni Single State Long
Oppenheimer Rochester Ohio Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	Morningstar Muni Ohio
Oppenheimer Rochester Virginia Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	Morningstar Muni Single State Long
Ownership of Fund Shares. As of March 31, 2017, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:
Fund Name and Portfolio Managers	Range of Shares Beneficially Owned in Fund
Oppenheimer Rochester Arizona Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	None None None None None None

Oppenheimer Rochester Maryland Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	None None None None None None
Oppenheimer Rochester Massachusetts Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	None None $10,001-$50,000 None None None
Oppenheimer Rochester Michigan Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	None None None None None None
Oppenheimer Rochester Minnesota Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	None None $10,001-$50,000 None None None
Oppenheimer Rochester North Carolina Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	None None None None None None
Oppenheimer Rochester Ohio Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	None None None None None None
Oppenheimer Rochester Virginia Municipal Fund Scott S. Cottier Troy E. Willis Mark R. DeMitry Michael L. Camarella Charles S. Pulire Elizabeth S. Mossow	None None None $10,001-$50,000 $10,001-$50,000 None
Brokerage Policies of the Fund
Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Adviser under the sub-advisory agreement is to arrange the portfolio transactions for the Fund. The sub-advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The sub-advisory agreement authorizes the Sub-Adviser to employ broker-dealers, including “affiliated brokers,” as that term is defined in the Investment Company Act, that the Sub-Adviser thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the “best execution” of the Fund’s portfolio transactions. “Best execution” means executing trades in a manner such that the total costs or proceeds are the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm’s ability to provide prompt and reliable execution.
The Sub-Adviser need not seek competitive commission bidding. However, the Sub-Adviser is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory and sub-advisory agreements, in choosing brokers to execute portfolio transactions for the Fund, the Manager and the Sub-Adviser may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager or the Sub-Adviser makes a good faith determination that the commission is fair and reasonable in relation to the services provided.
Brokerage Practices Followed by the Sub-Adviser. The Sub-Adviser allocates brokerage for the Fund subject to the provisions of the sub-advisory agreement and other applicable rules and procedures described below.
The Sub-Adviser’s portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Sub-Adviser’s executive officers supervise the allocation of brokerage.
Most securities purchases made by the Fund are in principal transactions at net prices. (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Sub-Adviser may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.
Other funds advised by the Sub-Adviser have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Sub-Adviser tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Sub-Adviser or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund’s respective net asset sizes and other factors, including the fund’s cash flow requirements, investment policies and guidelines and capacity.
Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund’s shares by (1) directing to that broker or dealer any of the fund’s portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund’s portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of “step-out” transaction). In other words, a fund and its investment adviser cannot use the fund’s brokerage for the purpose of rewarding broker-dealers for selling a fund’s shares.
However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager and the Sub-Adviser have adopted procedures (and the Fund’s Board of Trustees has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the “best execution” considerations discussed above. Those procedures are designed to prevent: (1) the Sub-Adviser’s personnel who effect the Fund’s portfolio transactions from taking into account a broker’s or dealer’s promotion or sales of the Fund shares when allocating the Fund’s portfolio transactions, and (2) the Fund, the Manager, the Sub-Adviser and the Distributor from entering into agreements or understandings under which the Sub-Adviser directs or is expected to direct the Fund’s brokerage directly, or through a “step-out” arrangement, to any broker or dealer in consideration of that broker’s or dealer’s promotion or sale of the Fund’s shares or the shares of any of the other Oppenheimer funds.
The investment advisory and sub-advisory agreements permit the Manager and the Sub-Adviser to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager or Sub-Adviser by a broker through which trades are placed or by a third party at the instance of the broker.
Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager or Sub-Adviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager or Sub-Adviser in the investment decision making process may be paid in commission dollars.
Although the Manager and Sub-Adviser currently do not do so, the Board may permit the Manager and Sub-Adviser to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager or Sub-Adviser that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager and Sub-Adviser to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.
The research services provided by brokers broaden the scope and supplement the research activities of the Manager and Sub-Adviser. That research provides additional views and comparisons for consideration, and helps the Manager and Sub-Adviser to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Manager and Sub-Adviser provide information to the Board about the commissions paid to brokers furnishing such services, together with the Manager’s and Sub-Adviser’s representation that the amount of such commissions was reasonably related to the value or benefit of such services.
During the fiscal years ended March 31, 2015, 2016 and 2017, none of the Funds covered in this SAI executed transactions or paid commissions to firms that provide research services, except for Oppenheimer Rochester Massachusetts Municipal Fund, Oppenheimer Rochester Michigan Municipal Fund, Oppenheimer Rochester North Carolina Municipal Fund and Oppenheimer Rochester Ohio Municipal Fund which paid the following amounts:
Oppenheimer Rochester Massachusetts Municipal Fund
Fiscal Year ended 03/31	Total Brokerage Commissions Paid by the Fund*
2015	$173
2016	$0
2017	$0
Oppenheimer Rochester Michigan Municipal Fund
Fiscal Year ended 03/31	Total Brokerage Commissions Paid by the Fund*
2015	$5
2016	$0
2017	$0
Oppenheimer Rochester North Carolina Municipal Fund
Fiscal Year ended 03/31	Total Brokerage Commissions Paid by the Fund*
2015	$110
2016	$0
2017	$0
Oppenheimer Rochester Ohio Municipal Fund
Fiscal Year ended 03/31	Total Brokerage Commissions Paid by the Fund*
2015	$29
2016	$0
2017	$0
*	Amounts do not include spreads or commissions on principal transactions on a net trade basis.
Distribution and Service Arrangements
The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.
The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges (“CDSCs”) retained by the Distributor on the redemption of shares during the Fund’s three most recent fiscal years are shown in the tables below.
Oppenheimer Rochester Arizona Municipal Fund
Class A Front-End Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2015	$83,250	$12,189
2016	$50,046	$14,537
2017	$13,298	$2,011

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2015	$2,441	$0	$19,876
2016	$3,623	$0	$8,094
2017	$1,709	$0	$3,380

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred sales Charges Retained by Distributor	Class B Contingent Deferred sales Charges Retained by Distributor	Class C Contingent Deferred sales Charges Retained by Distributor
2015	$324	$2,720	$786
2016	$1,962	$1,524	$1,236
2017	$34	$553	$790
Oppenheimer Rochester Maryland Municipal Fund
Class A Front-End Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2015	$32,472	$5,512
2016	$10,279	$1,722
2017	$3,699	$626

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2015	$263	$0	$26,741
2016	$0	$0	$10,298
2017	$3	$0	$3,405

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred sales Charges Retained by Distributor	Class B Contingent Deferred sales Charges Retained by Distributor	Class C Contingent Deferred sales Charges Retained by Distributor
2015	$2,421	$1,005	$270
2016	$0	$2,940	$3,717
2017	$12	$239	$47
Oppenheimer Rochester Massachusetts Municipal Fund
Class A Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2015	$75,823	$9,946
2016	$46,510	$6,665
2017	$8,233	$1,477

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2015	$3,120	$0	$13,843
2016	$0	$0	$10,556
2017	$0	$0	$2,540

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred sales Charges Retained by Distributor	Class B Contingent Deferred sales Charges Retained by Distributor	Class C Contingent Deferred sales Charges Retained by Distributor
2015	$9,119	$973	$1,806
2016	$0	$664	$1,554
2017	$0	$798	$399
Oppenheimer Rochester Michigan Municipal Fund
Class A Front-End Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2015	$62,515	$9,741
2016	$49,435	$7,242
2017	$8,189	$4,746

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2015	$1,337	$0	$30,116
2016	$1,477	$0	$23,258
2017	$1,165	$0	$3,953

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred sales Charges Retained by Distributor	Class B Contingent Deferred sales Charges Retained by Distributor	Class C Contingent Deferred sales Charges Retained by Distributor
2015	$4,465	$7,480	$1,060
2016	$105	$3,186	$1,594
2017	$19	$1,833	$2,081
Oppenheimer Rochester Minnesota Municipal Fund
Class A Front-End Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2015	$116,528	$19,317
2016	$159,619	$26,805
2017	$46,515	$7,803

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2015	$14,316	$0	$46,325
2016	$7,125	$0	$49,914
2017	$502	$0	$11,374

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred sales Charges Retained by Distributor	Class B Contingent Deferred sales Charges Retained by Distributor	Class C Contingent Deferred sales Charges Retained by Distributor
2015	$869	$3,961	$1,706
2016	$70	$1,555	$3,851
2017	$7	$108	$5,692
Oppenheimer Rochester North Carolina Municipal Fund
Class A Front-End Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2015	$66,441	$16,314
2016	$46,573	$8,290
2017	$14,510	$2,002

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2015	$1,275	$0	$26,559
2016	$1,200	$0	$12,546
2017	$431	$0	$7,701

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred sales Charges Retained by Distributor	Class B Contingent Deferred sales Charges Retained by Distributor	Class C Contingent Deferred sales Charges Retained by Distributor
2015	$1,489	$13,655	$945
2016	$0	$1,319	$1,552
2017	$1,724	$87	$1,279
Oppenheimer Rochester Ohio Municipal Fund
Class A Front-End Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2015	$115,816	$22,868
2016	$155,455	$21,442
2017	$38,283	$5,653

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2015	$642	$0	$23,272
2016	$9,923	$0	$19,490
2017	$15	$0	$9,161

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred sales Charges Retained by Distributor	Class B Contingent Deferred sales Charges Retained by Distributor	Class C Contingent Deferred sales Charges Retained by Distributor
2015	$7,500	$3,104	$3,030
2016	$139	$6,752	$932
2017	$0	$332	$1,596
Oppenheimer Rochester Virginia Municipal Fund
Class A Front-End Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2015	$150,609	$22,115
2016	$84,459	$10,896
2017	$27,344	$4,735

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2015	$18,143	$0	$39,995
2016	$5,916	$0	$12,456
2017	$1,000	$0	$9,111

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred sales Charges Retained by Distributor	Class B Contingent Deferred sales Charges Retained by Distributor	Class C Contingent Deferred sales Charges Retained by Distributor
2015	$8,204	$19,288	$5,945
2016	$4,164	$4,696	$3,085
2017	$0	$1,681	$302
1.	Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2.	The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not “interested persons” of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.
Under the plans, the Sub-Adviser and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Sub-Adviser derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund’s shares. These payments, some of which may be referred to as “revenue sharing,” may relate to the Fund’s inclusion on a financial intermediary’s preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund’s Board and its Independent Trustees/Directors vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees/Directors or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.
The Board and the Independent Trustees/Directors must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.
At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made.
While each plan is in effect, the Independent Trustees/Directors of the Fund will select and nominate any other Independent Trustees/Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees/Directors.
No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees/Directors from time to time.
Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as “recipients”) for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally makes payments to recipients in advance for the first year after shares are purchased and then makes payments periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or its customers.
The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so.
The table below shows the dollar amount which was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including money paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead. For the fiscal year ended March 31, 2017 payments under the Class A service plan were as follows:
Fund	Total Payments Under the Plan	Amount Retained by the Distributor[1]
Oppenheimer Rochester Arizona Municipal Fund[2]	$54,634	$952
Oppenheimer Rochester Maryland Municipal Fund[3]	$46,981	$0
Oppenheimer Rochester Massachusetts Municipal Fund[4]	$65,882	$0
Oppenheimer Rochester Michigan Municipal Fund[5]	$63,056	$614
Oppenheimer Rochester Minnesota Municipal Fund[6]	$203,359	$2,009
Oppenheimer Rochester North Carolina Municipal Fund[7]	$84,256	$15
Oppenheimer Rochester Ohio Municipal Fund[8]	$105,723	$2,719
Oppenheimer Rochester Virginia Municipal Fund[9]	$129,649	$3,143
1. Amounts were retained by the Distributor under the arrangement described above regarding grandfathered retirement accounts.
2. Includes $664 paid to an affiliate of the Distributor’s parent company.
3. Includes $16 paid to an affiliate of the Distributor’s parent company.
4. Includes $1,910 paid to an affiliate of the Distributor’s parent company.
5. Includes $429 paid to an affiliate of the Distributor’s parent company.
6. Includes $2,096 paid to an affiliate of the Distributor’s parent company.
7. Includes $705 paid to an affiliate of the Distributor’s parent company.
8. Includes $1,742 paid to an affiliate of the Distributor’s parent company.
9. Includes $10,049 paid to an affiliate of the Distributor’s parent company.

Class B and Class C Distribution and Service Plans. Under the Class B and Class C Distribution and Service Plans (each a “Plan” and together the “Plans”), the Fund pays the asset-based sales charge (the “distribution fee”) to the Distributor for its services in distributing Class B and Class C shares. The distribution fee allows investors to buy Class B and Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.
Payments under the Plans are made in recognition that the Distributor:
•	pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession,
•	pays the service fees in advance or periodically, as described below,
•	may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate,
•	employs personnel to support distribution of Class B and Class C shares,
•	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses,
•	may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans,
•	receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees,
•	may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares,
•	may experience increased difficulty selling the Fund’s shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and
•	may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.
Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has an agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.
Service fees for the first year after Class B and Class C shares are purchased, are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has an agreement with the Distributor, the Distributor may pay the Class B service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B and Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.
Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor’s agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class C shares, but does not retain any service fees as to the assets represented by that account.
Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor’s actual expenses in selling Class B and Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC’s collected on redeemed shares. Those excess expenses are carried over on the Distributor’s books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund’s Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.
The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% of net assets.

Oppenheimer Rochester Arizona Municipal Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/17
Class	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$6,777	$5,113	0	$33,399	6.78%
Class C Plan	$115,002	$4,755	$493	$239,233	2.44%
Oppenheimer Rochester Maryland Municipal Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/17
Class	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,689	$2,773	$1	$0	0.00%
Class C Plan	$191,240	$12,115	$715	$457,748	2.72%
Oppenheimer Rochester Massachusetts Municipal Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/17
Class	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,513	$2,678	0	n/a	n/a
Class C Plan	$147,037	$7,517	$28	$338,424	2.46%
Oppenheimer Rochester Michigan Municipal Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/17
Class	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$5,831	$4,387	0	$25,987	6.33%
Class C Plan	$145,900	$14,575	$361	$355,553	2.87%
Oppenheimer Rochester Minnesota Municipal Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/17
Class	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$14,293	$10,745	0	$15,076	1.37%
Class C Plan	$367,780	$42,604	$95	$506,893	1.51%

Oppenheimer Rochester North Carolina Municipal Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/17
Class	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$3,162	$2,395	0	$11,608	5.67%
Class C Plan	$244,184	$14,481	$310	$504,666	2.24%
Oppenheimer Rochester Ohio Municipal Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/17
Class	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$4,476	$3,374	0	n/a	n/a
Class C Plan	$194,186	$21,723	$2	$417,650	2.32%
Oppenheimer Rochester Virginia Municipal Fund
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/17
Class	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$11,582	$8,795	0	$25,258	2.62%
Class C Plan	$224,842	$15,107	$2,404	$465,304	2.16%
All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.
Payments to Financial Intermediaries
Financial intermediaries may receive various forms of compensation or reimbursement in the form of 12b-1 distribution and service plan payments as described in the preceding section. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary’s clients, also described in this SAI. In addition, the Sub-Adviser, the Transfer Agent, Sub-Transfer Agent and the Distributor may make payments to broker-dealers, other financial intermediaries or to service providers for some or all of the following services: distribution, promotional and marketing support, operational and recordkeeping, sub-accounting, networking and administrative services.
The types of financial intermediaries that may receive compensation for providing such services include, but are not limited to, broker-dealers, financial advisors, registered investment advisers, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators, financial intermediaries that offer products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.
Types of payments to financial intermediaries may include, without limitation, all or portions of the following:
1.	Payments made by the Fund, or by an investor buying or selling shares of the Fund, including:
•	an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the “More About Your Account” section in the Prospectus); and
•	ongoing asset-based distribution and/or service fees (described in the section “Distribution and Service Arrangements - Distribution and Service (12b-1) Plans” above).
2.	Payments made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries, to compensate or reimburse them for services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. These payments are made out of the Transfer Agent’s or Sub-Transfer Agent’s own resources and/or assets, including from the revenues or profits derived from the transfer agency fees the Transfer Agent receives from the Fund.
Financial intermediaries will not receive any transfer agent fees, operational and recordkeeping, networking or sub-accounting fees, administrative fees, 12b-1 fees, commission payments, or so called “finder’s fees” for Class I shares.
3.	In addition, the Sub-Adviser or Distributor may, at their discretion, make the following types of payments from their own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Manager for sub-advisory services on behalf of the Fund. Payments are made based on the guidelines established by the Sub-Adviser and Distributor, subject to applicable law. These payments are often referred to as “revenue sharing” payments, and may include, but are not limited to:
•	compensation for marketing or promotional support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and other promotional or marketing services; and
•	other compensation, to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.
4.	The Distributor may also provide, accept and/or cover the cost of certain non-cash compensation items, subject to internal policies and applicable FINRA regulations.
Although an intermediary that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, neither the Manager, the Sub-Adviser nor any advisory affiliate considers a financial intermediary’s sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.
Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:
•	charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems;
•	marketing, promotional support and program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee-based programs, fund “supermarkets,” bank or trust company products or insurance companies’ variable annuity or variable life insurance products;
•	placement on the dealer’s list of offered funds;
•	providing representatives of the Distributor with access to a financial intermediary’s sales meetings, sales representatives and management representatives; or
•	firm support, which may include, but is not limited to, business planning assistance, “due diligence” or training meetings, advertising, or educating a financial intermediary’s sales personnel about the Oppenheimer funds.
These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund’s Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Transfer Agent, Sub-Transfer Agent, Sub-Adviser or the Distributor and any services it provides, as well as the fees and commissions it charges.
For the year ended December 31, 2016, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (of at least $5,000) from the Sub-Adviser or the Distributor for marketing or program support:
1st Global Capital Corp
AIG Life Insurance Company
Allianz Life Insurance Company
Allstate Life Insurance Company
American General Annuity Insurance Company
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Life Insurance Company
AXA Advisors, LLC
Bank of America Merrill Lynch
Cadaret Grant & Co.
Cambridge Investment Research
CCO Investment Services Corporation
Cetera Financial Group, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
CUNA Brokerage Services, Inc.
CUSO Financial Services, LP
Edward Jones and Company
Genworth Financial, Inc.
GWFS Equities, Inc.
H. Beck, Inc.

H.D. Vest Investment Services, Inc.
Hartford Life Insurance Company
Janney Montgomery Scott LLC
J.P. Morgan Securities LLC
Kemper Investors Life Insurance Company
Kestra Financial, Inc.
Ladenburg Thalmann & Co. Inc.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, LLC
Lincoln National Life Insurance Company
LPL Financial Corporation
Massachusetts Mutual Life Insurance Company
MetLife Investors Insurance Company
Midland National Life Insurance Company
Morgan Stanley Smith Barney LLC
MSI Financial Services, Inc.
National Planning Holdings, Inc.
Nationwide Financial Services, Inc.
Northwestern Mutual Investment Services, LLC
Oppenheimer & Co. Inc.
Pacific Life Insurance Company
Park Avenue Securities LLC
PNC Investments LLC
Protective Life and Annuity Insurance Company
Prudential Investment Management Services LLC
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Robert W. Baird & Co.
Security Benefit Life Insurance Company
Signator Investors, Inc.
State Farm VP Management Corp.
Stifel Nicolaus & Company Incorporated
Sun Life Financial
Sun Trust Investment Services, Inc.
The Guardian Insurance & Annuity Company, Inc.
Thrivent Investment Management
Transamerica Life Insurance Co.
UBS Financial Services, Inc.
Union Central Life Insurance Company
U.S. Bancorp Investments, Inc.
Voya Financial
Wells Fargo Clearing Services, LLC
For the year ended December 31, 2016, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) received payments from the Transfer Agent or Sub-Transfer Agent (of at least $2,500) for operational and recordkeeping, networking, sub-accounting or administrative services provided:
1st Global Capital Corp
ADP Broker-Dealer, Inc.
Alerus Retirement Solutions
Alliance Benefit Group
Allianz Life Insurance Company
Allstate Life Insurance Company
American General Annuity Insurance Company
American United Life Insurance Co.
Ameriprise Financial Services, Inc.
Ameritas Life Insurance Company
Annuity Investors Life Insurance Company
Ascensus, Inc.
AXA Equitable Life Insurance Company
Bank of America Merrill Lynch
Benefit Consultants Group
Benefit Plans Administrative Services, Inc.
Benefit Trust Company
Benetech, Inc.
BMO Harris Bank, N.A.
Charles Schwab & Co. Inc.
CUNA Mutual Group
Davenport & Co. LLC
David Lerner Associates, Inc.
Digital Retirement Solutions
Edward Jones and Company
Fidelity Brokerage Services LLC
Genworth Financial, Inc.
Great-West Life & Annuity Insurance Company
GWFS Equities, Inc.
H.D. Vest Investment Services, Inc.
Hartford Life Insurance Company
Hewitt Associates LLC
Jefferson National Life Insurance
John Hancock Life Insurance Company
J.P. Morgan Broker-Dealer Holdings, Inc.
J.P. Morgan Securities LLC
Kemper Investors Life Insurance Company
Lincoln Financial Advisors Corporation
Lincoln Investment Planning LLC
Lincoln National Life Insurance Company
LPL Financial Corporation
Massachusetts Mutual Life Insurance Company
Matrix Settlement & Clearance Services
Mercer HR Services
MetLife Investors Insurance Company
Mid Atlantic Capital Corporation
Midland National Life Insurance Company
Milliman, Inc.
Minnesota Life Insurance Company
Mony Life Insurance Company of America
Morgan Stanley Smith Barney, LLC
Nationwide Financial Services, Inc.
New York Life Insurance and Annuity Corporation
Newport Retirement Services
Northwest Plan Services Inc.
Oppenheimer & Co. Inc.
Pacific Life Insurance Company
PenServ Plan Services, Inc.

Pershing LLC
Phoenix Life Insurance Company
Plan Administrators Inc.
PlanMemeber Securities Corporation
PNC Bank N.A.
Principal Life Insurance Company
Protective Life and Annuity Insurance Company
Prudential Investment Management Services LLC
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Reliance Trust Co.
Robert W. Baird & Co.
Sammons Financial Network, LLC
Security Benefit Life Insurance Company
Security Financial Resources, Inc.
SEI Private Trust Company
Standard Insurance Company
Stifel Nicolaus & Company Incorporated
Sun Life Financial
T. Rowe Price
TD Ameritrade Clearing, Inc.
The Guardian Insurance & Annuity Company, Inc.
Tiaa-Cref Individual & Institutional Services, LLC
Transamerica Life Insurance Co.
Transamerica Retirement Services
Trust Company of America
UBS Financial Services, Inc.
Ultimus Fund Solutions, LLC
Union Central Life Insurance Company
U.S. Bank N.A.
VALIC Financial Advisors, Inc.
Vanguard Group
Voya Financial
Wells Fargo Clearing Services, LLC
Wilmington Trust Company
About Your Account
The Fund’s Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund’s policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. The appendix to the Fund’s Prospectus titled “Special Sales Charge Arrangements and Waivers” provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.
Determination of Net Asset Value Per Share. The net asset value, or “NAV,” per share for each class of shares of the Fund is determined by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is calculated based on the value of the Fund’s portfolio determined as of 4:00 p.m., Eastern time, on each day that the New York Stock Exchange (the “NYSE”) is open, except in the case of a NYSE scheduled early closing, in which case the Fund will calculate the net asset value of each class of shares based on the value of the Fund’s portfolio determined as of the NYSE scheduled early closing time (the “Valuation Time”). The NYSE’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.
Dealers other than NYSE members may conduct trading in municipal securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund’s net asset values will not be calculated on those days, the Fund’s net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares.
Securities Valuation. The Fund’s Board has established procedures for the valuation of the Fund’s securities. In general those procedures are as follows:
•	Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service or obtained by the investment adviser from two active market makers in the security on the basis of reasonable inquiry. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but the Fund may hold or transact in such securities in smaller, “odd lot” sizes. Odd lots may trade at lower prices than institutional round lot trades.
•	The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service or obtained by the investment adviser from two active market makers in the security on the basis of reasonable inquiry:
1.	debt instruments that have a maturity of more than 397 days when issued,
2.	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
3.	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
•	The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
1.	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and

2.	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
•	Securities not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Sub-Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker, or the “bid” price if no “asked” price is available.
In the case of municipal securities the Sub-Adviser uses pricing services who use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Sub-Adviser will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.
Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service.
Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.
For calculating the Fund’s net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund’s total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allocated equally to each outstanding share within a given class.
Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.
How to Buy Shares
The Oppenheimer Funds. The “Oppenheimer funds” are those mutual funds for which the Distributor acts as distributor and currently include the following:
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Corporate Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Discovery Mid Cap Growth Fund
Oppenheimer Dividend Opportunity Fund
Oppenheimer Emerging Markets Innovators Fund
Oppenheimer Emerging Markets Local Debt Fund
Oppenheimer Equity Income Fund
Oppenheimer Global Fund
Oppenheimer Global High Yield Fund
Oppenheimer Global Multi-Alternatives Fund
Oppenheimer Global Multi-Asset Growth Fund
Oppenheimer Global Multi-Asset Income Fund
Oppenheimer Global Multi Strategies Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Global Real Estate Fund
Oppenheimer Global Strategic Income Fund
Oppenheimer Global Value Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Integrity Funds:
Oppenheimer Total Return Bond Fund
Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Equity Fund
Oppenheimer International Growth and Income Fund
Oppenheimer International Growth Fund
Oppenheimer International Small-Mid Company Fund
Oppenheimer Limited-Term Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Macquarie Global Infrastructure Fund
Oppenheimer Main Street Funds:
Oppenheimer Main Street Fund
Oppenheimer Main Street All Cap Fund
Oppenheimer Main Street Mid Cap Fund
Oppenheimer Main Street Small Cap Fund
Money Market Funds:
Oppenheimer Government Cash Reserves
Oppenheimer Government Money Market Fund
Oppenheimer Institutional Government Money Market Fund
Oppenheimer Multi-State Municipal Trust:
Oppenheimer Rochester High Yield Municipal Fund
Oppenheimer Rochester New Jersey Municipal Fund
Oppenheimer Rochester Pennsylvania Municipal Fund

Oppenheimer Municipal Fund:
Oppenheimer Rochester Short Duration High Yield Municipal Fund
Oppenheimer Portfolio Series Funds:
Active Allocation Fund
Conservative Investor Fund
Equity Investor Fund
Moderate Investor Fund
Oppenheimer Quest for Value Funds:
Oppenheimer Fundamental Alternatives Fund
Oppenheimer Global Allocation Fund
Oppenheimer Mid Cap Value Fund
Oppenheimer Real Estate Fund
Oppenheimer Rising Dividends Fund
Oppenheimer Rochester AMT-Free Municipal Fund
Oppenheimer Rochester AMT-Free New York Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Rochester California Municipal Fund
Oppenheimer Rochester Fund Municipals
Oppenheimer Rochester Intermediate Term Municipal Fund
Oppenheimer Rochester Limited Term California Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Short Term Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Senior Floating Rate Plus Fund
Oppenheimer Series Fund:
Oppenheimer Value Fund
Oppenheimer Small Cap Value Fund
Oppenheimer SteelPath MLP Funds Trust:
Oppenheimer SteelPath MLP Alpha Fund
Oppenheimer SteelPath MLP Alpha Plus Fund
Oppenheimer SteelPath MLP Income Fund
Oppenheimer SteelPath MLP Select 40 Fund
Oppenheimer SteelPath Panoramic Fund
Oppenheimer Ultra-Short Duration Fund
Rochester Portfolio Series:
Oppenheimer Rochester Limited Term New York Municipal Fund
Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to each class of shares and the dividends payable on each class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which some share classes are subject.
The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares of the Oppenheimer funds normally are sold subject to an initial sales charge (except Oppenheimer Government Cash Reserves, Oppenheimer Institutional Government Money Market Fund, Oppenheimer Government Money Market Fund and Oppenheimer Ultra-Short Duration Fund). The purpose of the deferred sales charge and asset-based sales charge that are applicable to some other share classes is the same as that of the initial sales charge on Class A shares of many of the Oppenheimer funds—to compensate the Distributor and brokers, dealers and financial institutions that sell shares of those funds. A salesperson who is entitled to receive compensation from his or her firm for selling shares of the Oppenheimer funds may receive different levels of compensation for selling one class of shares rather than another.
Class B shares are no longer offered for new purchases. See the Prospectus section “More About Your Account” for details.
Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses, or when a financial intermediary has entered into an agreement with the Distributor and has been approved by the Distributor to offer shares to self-directed brokerage accounts that may or may not charge transaction fees to customers. The appendix to the Prospectus titled “Special Sales Charge Arrangements and Waivers” includes additional information regarding certain of these sales charge reductions and waivers.
A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.
Letter of Intent. Under a Letter of Intent (a “Letter”), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of most Oppenheimer funds (including the Fund) or Class A, Class B, Class C, Class G and Class H units of advisor sold college savings programs, for which an affiliate of the Manager or the Distributor serves as the Program Manager or Program Distributor.
A Letter is an investor’s statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the “Letter period”), which begins on the date of the investor’s first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in “Terms of Escrow That Apply to Letters of Intent” below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying college savings program holdings.
To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of “qualified” Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class R, Class Y or Class I shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Government Money Market Fund or Oppenheimer Government Cash Reserves on which a sales charge has not been paid do not count as “qualified” shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor’s total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.
If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.
If subsequent eligible purchases during the Letter period cause the amount of total eligible purchases to exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid on those subsequent purchases will be charged at the lower rate as permitted under the Fund’s Right of Accumulation policy.
By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.
Terms of Escrow That Apply to Letters of Intent.
1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.
2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.
3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled “The Oppenheimer Exchange Privilege”), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.
4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.
5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.
6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.
Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (the “IRS”), the conversion of Class B shares to Class A shares is not treated as a taxable event for the shareholder. If those laws or the IRS’ interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.
Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.
Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.
AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House (“ACH”) transfer to buy the shares before the Valuation Time. If the Distributor is instructed to initiate the ACH transfer after the Valuation Time, the shares will be purchased on the next regular business day.
Dividends will begin to accrue on the shares purchased through the ACH system on the next regular business day after the purchase date. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.
Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.
An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.
To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the “Asset Builder Plan” information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.
You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.
Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please register for online access to your account(s) through the website at www.oppenheimerfunds.com, or call 1.888.470.0862 for information and instructions. Once registered, you can select your preferences for electronic document delivery of account documents.
How to Sell Shares
Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund’s custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.
Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund’s agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day’s net asset value if the order was received by the broker or dealer from its customer prior to the Valuation Time.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.
Payments “In Kind.” As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution “in kind” of liquid securities from the Fund’s portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under “Determination of Net Asset Value Per Share.” That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. A redemption in kind may result in a taxable gain or loss to a shareholder, based on the difference between the value of the securities received and the shareholder’s tax basis in its Fund shares, to the same extent as a redemption for cash. Additional taxable gain or loss may be realized upon a later sale or disposition of such securities.
Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.
Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.
Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B or Class C account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.
The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.
The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.
The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.
If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.
Minimum Account Balance. The minimum account balance is $500.
Involuntary Redemptions. The Fund has the right to redeem shares held in any account with a value of less than $500. If the Fund exercises this right, a minimum of 30 days notice will be provided. Alternatively, the Transfer Agent may set requirements for shareholders so that the shares would not be involuntarily redeemed.
Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.
The Fund reserves the authority to modify the minimum balance policies in its discretion.
Reinvestment Privilege. Within three months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds in Class A shares without a sales charge if:
•	An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
•	The Class B CDSC was paid on the redeemed Class B shares.
The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in “How to Exchange Shares” below. This privilege does not apply to any other share class or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.
Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if shares on which a sales charge was paid are redeemed before the 91st day after such shares were acquired and if the redemption proceeds are reinvested in shares of the Fund or another of the Oppenheimer funds on or before January 31 of the calendar year following the calendar year in which the shares were redeemed, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid for the purposes of determining the amount of gain or loss on the redemption. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.
How to Exchange Shares
Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.
As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.
You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.
The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in “Reinvestment Privilege,” above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.
The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days’ notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.
How Exchanges Affect Contingent Deferred Sales Charges. If shares acquired by exchange are later redeemed within the CDSC holding period applicable to those acquired shares, the CDSC applicable to the share class of the Oppenheimer fund you are exchanging into will apply to the acquired shares. This includes the redemption of shares of Oppenheimer Government Cash Reserves and Oppenheimer Government Money Market Fund that were acquired by exchange.
When shares that are subject to a CDSC are exchanged, the priorities for the imposition of the CDSC described in “About Your Account” in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of any remaining shares.
For circumstances in which a CDSC on shares acquired by exchange may be waived, see the appendix to the Prospectus titled “Special Sales Charge Arrangements and Waivers.”
Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.
Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in “The Oppenheimer Exchange Privilege” section in the Prospectus.
The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.
The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.
Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the Valuation Time (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.
When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.
Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes
Dividends and Other Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in “How to Buy Shares.” Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank’s account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.
Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.
The Fund’s practice of attempting to pay dividends on Class A shares at a constant level requires the Manager and/or the Sub-Adviser to monitor the Fund’s portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund’s investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.
Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B and Class C shares are expected to be lower than distributions on Class A and Class Y shares because of the effect of the asset-based sales charge on Class B and Class C shares. Distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another Oppenheimer fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.
Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Government Money Market Fund. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.
Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State, local and non-U.S. tax treatment may differ from the treatment under the Internal Revenue Code as described below.
Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction’s tax rules affecting an investment in the Fund.
Qualification and Taxation as a Regulated Investment Company. The Fund intends to qualify each year to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.
If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund would (unless certain cure provisions apply) be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund’s dividends would be taxable to shareholders.
Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal

Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.
Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in “qualified publicly traded partnerships.”
Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund’s assets must consist of U.S. government securities, securities of other RICs, securities of other issuers (“Other Issuers”) and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund’s assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or greater voting stock interest, in (1) the securities of any one issuer (other than U.S. government securities and the securities of other RICs), (2) the securities of two or more issuers (other than the securities of other RICs) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.
Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least the sum of 90% of its investment company taxable income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain over its net long-term capital loss, and 90% of its net tax-exempt income for the taxable year.
Failure to Qualify. If the Fund failed to qualify as a RIC, it would (unless certain cure provisions apply) then be unable to deduct from its taxable income the dividend distributions made to its shareholders and therefore those amounts would be subject to a Fund-level corporate income tax. In addition, the Fund would not be able to characterize the distributions made to its shareholders as anything other than ordinary corporate distributions. To the extent the Fund had “earnings and profits” (as determined for tax purposes), distributions to its shareholders would be taxable as ordinary dividend income. In the case of individuals, those distributions might qualify for the maximum 15% or 20% tax rate on qualified dividend income and, in the case of corporations, they might qualify for the dividends-received deduction.
As discussed above, the Fund needs to satisfy certain requirements relating to the source of its income, diversification of assets, and distribution of income, in order to qualify for favorable U.S. federal tax treatment as a RIC. If the Fund enters into derivative financial instruments or similar transactions, it will consider the requirements for qualification as a RIC, the expected tax treatment of such transactions, as well as the applicable regulatory rules and authorities. However, there may be no direct authority specifically addressing the application of the rules applicable to RICs to certain potential derivative financial instrument activities, including for instance securities lending activities, that may be entered into by the Fund. As a result, in certain cases, the tax treatment of an activity entered into by the Fund may be uncertain and there can be no assurance that the tax authorities in question or a court of law, will agree with the Fund’s characterization of a transaction in applying the qualification requirements for tax treatment as a RIC, or with respect to the recognition of income, deductions, gain, or loss, or any liability for taxes arising from such transaction.
Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager and/or OFI may determine that it would be in the shareholders’ best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce shareholder total returns from the Fund.
Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund’s distributions will be treated as dividends to the extent paid from the Fund’s earnings and profits (as determined by the Internal Revenue Code). Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund’s dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, or one of the other Oppenheimer funds, will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay “exempt-interest dividends” to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and reported as “exempt-interest dividends” in a written notice sent by the Fund to its shareholders after the close of the Fund’s taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.
The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund’s income that was tax-exempt during a particular portion of the year. This percentage normally will be determined after the close of the taxable year.
Exempt-interest dividends are excludable from a shareholder’s gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.
A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of “tax preference” that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. “Private activity bonds” are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.
In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.
Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a “substantial user” or “related person” under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.
Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources generally will be treated as ordinary income to the shareholder:
•	income from certain taxable investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, or its agencies and instrumentalities) or from bonds or other debt obligations;
•	income from loans of portfolio securities;
•	income or gains from certain options or futures;
•	any net short-term capital gain;
•	any market discount accrual on tax-exempt bonds; and
•	certain foreign currency gains.
Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly reported will be taxable to the Fund’s shareholders as long-term capital gain. The amount of distributions reported as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.
If the Fund elects to retain all or a portion of its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. If the Fund so elects, each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report that portion of the gain as long-term capital gain, will be able to claim that portion of the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

3.8% Medicare Tax. An additional 3.8% tax applies to certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Backup Withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders after the end of each calendar year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability, provided the required information is timely provided to the IRS.
Tax Consequences of Share Redemptions. If all or a portion of a shareholder’s investment in the Fund is redeemed, the shareholder will generally recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder’s adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.
All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares unless the Fund declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and pays such dividends at least monthly. If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, and no later than January 31 of the following calendar year, in certain circumstances, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that any sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.
Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder’s income from the Fund is effectively connected with the conduct of a U.S. trade or business. A “foreign shareholder” includes, but is not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.
If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status (using the applicable IRS Form W-8), the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not “effectively connected income,” will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign shareholder’s country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.
Properly reported dividends will generally be exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may report some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through a financial intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.
The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above and the possible applicability of U.S. estate tax.
Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), ordinary dividends the Fund pays and, after December 31, 2018, the gross proceeds of share redemptions and certain capital gains dividends it pays to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or IRS Form W-8BEN, respectively. No such withholding will occur with respect to a non-U.S. entity that timely provides the Fund with a valid IRS Form W-8BEN-E (or other applicable Form W-8) indicating the entity’s compliance with, or exemption from, FATCA. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this legislation to them.
Tax Shelter and Other Reporting Requirements. If a shareholder realizes a loss on the disposition of Fund shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years (for an individual shareholder); or at least $10 million in any single taxable year or $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances. Some states may similarly require such transactions to be reported separately with the appropriate state taxing authorities.
Additional Information About the Funds
The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Sub-Adviser that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds.
The Transfer Agent. OFI Global Asset Management, Inc. is the Fund’s Transfer Agent. It serves as the Transfer Agent for a fee based on annual net assets. Shareholder Services, Inc., an affiliate of the Transfer Agent, doing business as OppenheimerFunds Services, is the Fund’s Sub-Transfer Agent. OppenheimerFunds Services is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to OppenheimerFunds Services at the address and toll-free numbers shown on the back cover.
Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.
The Custodian. Citibank, N.A. is the custodian of the Fund’s cash balances and portfolio securities, except affiliated mutual fund shares. The custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $250,000 are not protected by the Federal Deposit Insurance Corporation (“FDIC”). These uninsured balances may at times be substantial. The Sub-Transfer Agent records the Fund’s positions in affiliated mutual fund shares that may be held by the Fund.
Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund’s financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager, the Sub-Adviser and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A: Special Considerations Relating to U.S. Territories, Commonwealths and Possessions
Special Considerations Relating to State Municipal Obligations and U.S. Territories, Commonwealths and Possessions. As explained in each Fund’s Prospectus, the Funds’ investments are highly sensitive to the fiscal stability of the jurisdictions in which the Funds principally invest, including the subdivisions, agencies, instrumentalities or authorities of those jurisdictions that issue municipal securities contained in the Funds’ portfolios. Because each Fund invests primarily in securities issued by a single state or entities within a single state, an investment in a Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in each Fund’s investments in municipal securities.
The Funds also invest in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer’s legal counsel when the security is issued) from federal income tax and state personal income tax. Therefore, each Fund’s investments could be affected by the fiscal stability of, for example, Puerto Rico, Guam, the U.S. Virgin Islands, or the Northern Mariana Islands. Additionally, a Fund’s investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions.
The following information represents a summary of the risks associated with the concentration of a Fund’s investments in the municipal securities of these jurisdictions. This information is intended to supplement the information contained in each Fund’s Prospectus, and does not purport to be a complete analysis of every risk factor that may affect the obligations of the issuers of these municipal securities.
The following information is based on publicly available reports prepared by officials of each jurisdiction’s government or their designees. The information is also be based on official statements and other offering documents relating to securities issued by or on behalf of these jurisdictions, their agencies, instrumentalities and political subdivisions, as available on the date of this Statement of Additional Information. Although this information is generally compiled from government resources, the Funds do not make any representation as to the accuracy of the information contained herein. Municipal bond issuers may not be subject to the same disclosure obligations as other bond issuers, which may impact the reliability of the information provided by municipal issuers that is used to determine fund investments and can potentially make investments in municipal securities riskier than other investment. The Funds have not independently verified this information and the Funds do not have any obligation to update this information throughout the year.
In addition, this information is subject to change rapidly, substantially and without notice. Such changes may negatively impact the fiscal condition of the jurisdictions in which a Fund invests, which could harm the performance of a Fund. Accordingly, inclusion of the information herein shall not create an implication that there has not been any change in the affairs of the relevant jurisdictions since the date of this Statement of Additional Information. More information about the specific risks facing each jurisdiction may be available from official resources published by those jurisdictions.
The bond ratings provided below are current as of the date specified. Unless otherwise stated, the ratings indicated are for obligations of the state, commonwealth or territory referenced below. The political subdivisions of a given jurisdiction may have different ratings that are unrelated to the ratings assigned to the obligations of the state, commonwealth or territory. Investors should note that the creditworthiness of obligations issued by a jurisdiction’s local municipal issuers may be unrelated to the creditworthiness of obligations issued by the jurisdiction itself, and that there may be no obligation on the part of the jurisdiction to make payment on such local obligations in the event of default.
To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements,” which must be read with an abundance of caution because they may not be realized or may not occur in the future.
In addition, investors should note that municipal securities may be more susceptible to being downgraded, and issuers of municipal securities may be more susceptible to default, insolvency or bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections, lower sales tax revenue and lower income tax revenue, among others. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the municipal securities and thus the value of a Fund’s investments in those securities.
Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue securities or access the market to sell their issues. For some issuers that have been able to access the market, they have had to issue securities at much higher rates, which may reduce revenues available for the municipal issuers to pay existing obligations. Should a State, Puerto Rico, Guam, the U.S. Virgin Islands or the Northern Mariana Islands, or their applicable municipalities or subdivisions, fail to sell their securities when and at the rates projected, these jurisdictions or their subdivisions could experience a weakened overall cash position in the current fiscal year.
An insolvent municipality may take steps to reorganize its debt, which might include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures that may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments in those securities. Pursuant to Chapter 9 of the U.S. Bankruptcy Code, certain state municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts. Federal legislation enacted in 2016 known as “PROMESA” provides territories and territorial instrumentalities that meet specific conditions with similar protection from creditors. The U.S. Bankruptcy Code provides that individual U.S. states are not permitted to pass their own laws purporting to bind non-consenting creditors to a restructuring of a municipality’s indebtedness, and thus all such restructurings must be pursuant to Chapter 9 of the Bankruptcy Code or, with respect to territories and territorial instrumentalities, PROMESA.
The U.S. Bankruptcy Code does not apply to territories of the United States. On June 30, 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was enacted by the U.S. Congress. PROMESA allows Puerto Rico to restructure its outstanding debt obligations and the obligations of its instrumentalities. It also establishes an oversight and management board (the “Oversight Board”) that is empowered to approve Puerto Rico’s fiscal plans and budgets. The Oversight Board is comprised of seven members appointed by the President who are nominated by a bipartisan selection process. Additionally, PROMESA stayed creditor litigation until the later of February 15, 2017 or six months after the establishment of the Oversight Board. The stay also applies retroactively to litigation commenced since December 18, 2015. Pursuant to PROMESA, the Oversight Board extended this initial stay on creditor litigation through May 1, 2017, at which time the stay expired.
Arizona
Introduction. With a population of 6.9 million, the State of Arizona (“State”) is the fourteenth most populous state in the United States. Although its economy is diverse, it has major components in the trade, transportation, and utilities sectors, education and health services, and professional and business services. Combined, these sectors employ approximately 49% of the State’s workers. As these sectors represent the largest share of employment in the State, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the State’s municipal securities, which may reduce the performance of a fund.
The State faces significant fiscal challenges, including a high unemployment rate, a stalled construction sector, and substantial unfunded liabilities in the State’s public retirement systems. An economic downturn could significantly impact the State’s finances and, therefore, its municipal securities. Moreover, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship. As a result of these and other factors, the State has faced fiscal stress in recent years.
From year-to-year, the State may experience a number of political, social and economic circumstances that influence the State’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities.
Furthermore, there can be no guarantee that future developments, including events affecting the State’s economic or fiscal condition, will not have a materially adverse impact on the State’s finances. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could reduce the performance of a fund.
Economic Climate. According to the U.S. Department of Commerce, residents of Arizona received approximately $279 billion in estimated personal income in 2016. As a result, residents of Arizona had a per capita income of $40,243, which was below the national average of $49,571 during that period.
Arizona’s civilian labor force consists of approximately 3.3 million individuals. As of April 2017, Arizona had an unemployment rate of 5.0%, which was down from 5.4% in April 2016. Arizona’s unemployment rate was higher than the national average of 4.4% in April 2017.
Between May 2016 and May 2017, the State’s employment growth was driven primarily by an increase of approximately 17,100 jobs (a 5.5% increase) in the leisure and hospitality sector, approximately 11,200 jobs (a 2.7% increase) in the education and health services sector, approximately 9,700 jobs (a 4.8% increase) in the financial activities sector, and approximately 4,600 jobs (a 3.4% increase) in the construction sector. State employment growth was weakened by a decrease of 4,600 jobs (a 5.1% decrease) in the other services sector over the same period.
Recent forecasts project that Arizona could add approximately 138,553 jobs over the two-year period between 2016 and 2018, which represents an increase of 2.4%. In addition, real personal income growth in the State is projected to continue. Between the fourth quarter of FY2015 and the fourth quarter of FY2016, Arizona’s total personal income grew by 3.2%. Recent forecasts project that the State will continue to experience growth as the employment numbers further improve. However, this is highly uncertain.
Immigration for Arizona has been an important driver for the economy, but the State has experienced declining immigration over time. Although the State has experienced signs of improvement for immigration, the pace of that resurgence will be important for Arizona’s future growth.
Although the overall economic situation in Arizona is expected to improve, the historical drivers of economic growth have not materialized in recent years. The most significant risk to Arizona’s economy is the threat of the United States falling into a recession, which could negatively impact cyclically sensitive sectors and further constrain immigration.
Budget. After being confronted with a historically weak economy and a persistent structural deficit for ten years, the State achieved its first structural balance in over a decade. Arizona sought to maintain this structural balance while increasing the State’s investment in education.
In January 2017, the Governor presented the proposed budget for FY2018 (“Proposed Budget”). The Proposed Budget called for $9.8 billion in General Fund expenditures. Appropriations to the Department of Education were the largest expenditure in the Proposed Budget. These expenditures totaled $4.2 billion, which would represent a $151 million increase from the budget proposed for FY2017. The Proposed Budget would also allocate $1.8 billion to the State’s Medicaid system, an approximately $20 million increase from the FY2017 proposal. In addition, the Proposed Budget would also allocate a combined total of approximately $1.0 billion to the Department of Corrections, which is commensurate with the FY2017 proposal.
The Proposed Budget forecasts $9.7 billion in General Fund revenue for FY2018, which represents a 1.0% increase from FY2017. The majority of State revenue would derive from the State’s sales and use tax and the State’s income tax. For FY2018, the Proposed Budget projected sales and use tax revenue of $4.7 billion (a 4.2% increase from FY2017) and individual income tax revenue of $4.3 billion (a 4.5% increase from FY2017).
The Proposed Budget forecasted a structural balance of $11 million and an ending cash balance of $17 million. It allows for General Fund spending to grow by 1.8%.
On May 12, 2017, the Arizona Governor signed the General Fund budget for FY2018 (“Enacted Budget”). The Enacted Budget largely reflects the Governor’s proposal by appropriating $9.8 billion in General Fund expenditures for FY2018, with expected General Fund revenues of $9.8 billion. The Enacted Budget provided the State with an ending balance of approximately $38 million for FY2018.
Underfunded retirement and pension plans may present a risk to the State’s finances. The Arizona State Retirement System (“ASRS”) is a cost-sharing system, requiring both employees and employers to contribute equally to the fund. Employers include public schools, public charter schools, colleges, universities, municipal and county governments, and various departments. Participants in the ASRS consist of 578 employers and more than 573,000 members. As of June 30, 2015, ASRS had an unfunded actuarial liability of $10 billion and a funding ratio of 77.5%. As of June 30, 2016, the three other state-sponsored retirement plans, the Corrections Officer Retirement Plan (“CORP”), Elected Officials’ Retirement Plan (“EORP”), and Public Safety Personnel Retirement Plan (“PSPRS”), had funding ratios of 59.1%, 39.8%, and 47.3%, respectively.
A State law regarding the funding of the pension systems faced legal challenges in recent years. Senate Bill 1609, which was passed in 2011, increased member contribution rates in PSPRS to 11.65% from 7.65% and in EORP to 13% from 7% over a four-year period. It also added conditions to future benefit increases for benefit recipients. However, those provisions have been challenged in Hall vs. EORP. A Superior Court ruling declared both provisions to be unconstitutional, and that decision was upheld by the Arizona Supreme Court in November 2016. Based on that opinion, member contribution rates for certain active members will need to be reduced back to their pre-SB 1609 levels, and it is anticipated that refunds for contributions made at the higher rates will need to be made in fiscal year 2017. Likewise, some retirees will be receiving additional increases in their pensions. The long-term cost of the court’s ruling to the System is substantial. However, this impact will be mitigated and offset by pension reforms enacted in 2016 for PSPRS that are expected to still produce estimated savings of $475 million. Without the passing of these 2016 pension reforms, primarily Proposition 124, the Hall ruling would have generated an estimated combined increase of $1.7 billion in future liabilities System-wide. Contemplated pension reforms for CORP and EORP are designed to increase that $475 million savings.
Debt. The Arizona Constitution limits debt backed by General Fund revenue to $350,000. Therefore, most bonds are secured by lottery revenue, highway user fees, and university tuition. Total FY2016 outstanding bond, lease-purchase and payments deferral balances were $8.84 billion. Excluding payments deferrals, the outstanding FY2016 balance was $7.91 billion, a 2.0% decrease from FY2015. The General Fund share of the debt totaled $2.51 billion for FY2016. Should the State fail to meet its projected revenue requirements, there is an increased risk that the State may fail to satisfy its obligations on its outstanding debt. During FY2016, the State paid $326 million to service its outstanding debt.
Litigation. The State, its officials, and its employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit Rating. As of July 17, 2017, Arizona was assigned an issuer rating of Aa2 by Moody’s Investors Service, Inc. and Arizona’s general obligation bonds were assigned a credit rating of AA by S&P Global Ratings. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.
Maryland
Introduction. With a population of approximately 6.0 million, the State of Maryland (“State”) is the nineteenth most populous state in the country. Employment is based largely in the trade, transportation and utilities sectors, the education and health services sectors, and the professional and business services sectors. In addition, government agencies at the federal, state, and local levels employ a significant portion of Maryland’s population. As these sectors represent a significant share of employment in the State, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the State’s municipal securities, which may reduce the performance of a fund.
The State faces serious fiscal challenges, including substantial unfunded liabilities in the State’s pension and retirement systems and growing debt service obligations. Moreover, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship. As a result of these and other factors, the State has faced fiscal stress in recent years.
From year-to-year, the State may experience a number of political, social and economic circumstances that influence the State’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities.
There can be no guarantee that future developments, including events affecting the State’s economic and fiscal condition, will not have a materially adverse impact on the State’s finances. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could reduce the performance of a fund.
Economic Climate. According to the U.S. Department of Commerce, residents of Maryland received approximately $348.6 billion in estimated personal income in 2016. As a result, residents of Maryland had a per capita income of $57,936, which compared favorably to the national average of $49,571 during that period.
Maryland’s civilian labor force consists of approximately 3.2 million individuals. As of April 2017, Maryland had an unemployment rate of approximately 4.3%, which is down from the April 2016 unemployment rate of 4.4%. Maryland’s unemployment rate was slightly below the national average of 4.4% in April 2017.
In recent years, Maryland has experienced personal income growth lower than national averages. Between 2010 and 2015, total personal income in Maryland grew on average by 3.1% annually, compared to a national growth rate of 4.4%. However, in 2016, Maryland’s total personal income increased by 3.7%, which was slightly above the national average of 3.6%.
Relative to the nation as a whole, Maryland’s economy has been disproportionately affected by federal budget uncertainty, federal hiring freezes, and higher income tax rates. In 2016, federal employment directly accounted for 5.4% of payroll jobs in Maryland versus 1.9% of jobs nationwide. Wages and salaries in Maryland grew by 4.0% in 2016, which was lower than the national average of 4.3%. Total employment in Maryland grew by 1.7% in 2016, which matched the national average during the same period.
Total non-agricultural employment in Maryland is expected to grow by 1.0% and 0.8% in 2017 and 2018, respectively. Total personal income in Maryland is projected to rise by 4.0% in 2017 and 4.2% in 2018, while wages and salaries are expected to increase by 3.9% and 4.0% in 2017 and 2018, respectively.
Although recent estimates project sustained economic growth in Maryland, the State faces significant uncertainties that may undermine these estimates. Perhaps most important among these potential challenges is the impact that federal budgetary uncertainty and federal hiring freezes may have on the State.
In addition to the portion of the State’s population that is directly employed by the federal government, many of the State’s businesses rely on contractual outlays from the federal government. As a result, cuts in federal spending and federal government shutdowns may result in increased unemployment and fiscal stress in the State, which could negatively impact the ability of the State to satisfy its outstanding debt obligations. Any failure to make timely payments of interest or principal on the State’s outstanding obligations could harm the value of the State’s municipal securities, which could impact the performance of a fund.
Budget. The State ended FY2016 with a $384.5 million General Fund balance on a budgetary basis. For FY2017, the total budget is $43.1 billion, which represents a $3.6 billion increase over FY2016. On January 18, 2017, the Governor presented his proposed budget for FY2018 (“Proposed Budget”). The Proposed Budget assumed that the State would receive total revenues of $43.6 billion during FY2018, which would represent an increase of 2.0% from FY2017 revenues. Of this total, the Proposed Budget forecasted that the State would receive $9.4 billion from individual income taxes (an increase of 5.0% from FY2017), $1.1 billion from corporate income taxes (an increase of 1.0% from FY2017), and $4.8 billion from sales taxes (an increase of 3.0% from FY2017). The Proposed Budget also forecasted that the State would receive federal fund revenues (excluding transportation) of $13.0 billion in FY2018, which would be an increase of 1.0% from FY2017.
Against these revenues, the Proposed Budget included total expenditures of $43.5 billion, which represented an increase of 1.0% from FY2017. The major drivers of State spending under the Proposed Budget included $14.1 billion for health programs (a 1.0% increase from FY2017), $8.0 billion for elementary and secondary education (a 2.0% increase from FY2017), $6.4 billion for higher education (a 3.0% increase from FY2017), and $5.2 billion for transportation (a 2.0% increase from FY2017). Combined, these areas accounted for approximately 77% of total expenditures included in the Proposed Budget. After accounting for required transfers and a $10 million deposit in the State’s “rainy day” fund, the Proposed Budget would have left the State with a General Fund balance of $144.2 million at the end of FY2018.
General obligation debt is one of several sources of funds used to finance capital assets of the State and to provide State capital grants and repayable loans to local governments and the private sector. The State’s proposed capital improvement program for FY2018 through FY2022 includes $4.98 billion in general obligation bond sale revenue.
On April 18, 2017, the General Assembly enacted the State’s operating budget for FY2018 (“Enacted Budget”). The Enacted Budget assumes total revenues of $43.5 billion and total operating budget appropriations of $43.5 billion. Although the Enacted Budget largely follows the recommendations contained in the Proposed Budget, it leaves the General Fund with an expected balance of $91.1 million at the end of FY2018.
As evidenced by the substantial governmental outlays in recent years, the State’s underfunded retirement and pension plans continue to add spending pressure to the State’s budget. The Maryland State Retirement and Pension System (“System”) is made up of two cost-sharing employer pools (the “State Pool” and the “Municipal Pool”). The State Pool is comprised of State agencies, boards of education, community colleges and libraries. The Municipal Pool consists of the participating governmental units that elect to join the System. The State Pool comprises the following five distinct systems: the Teachers’ Retirement and Pension System, the Employees’ Retirement and Pension System, the State Police Retirement System, the Judges’ Retirement System, and the Law Enforcement Officers’ Pension System. As of June 30, 2016, total membership in the System consisted of approximately 166,900 active members, 46,700 vested former members, and 135,000 retirees and beneficiaries. Together, the Teachers’ Retirement and Pension System and the Employees’ Retirement and Pension System’ account for 97.8% of membership in the State Pool. As of June 30, 2016, the System had a total unfunded actuarial accrued liability of $19.12 billion, resulting in a total funded ratio of 69.5%.
In an attempt to address this substantial unfunded liability, Maryland enacted significant pension reforms in 2011. These pension reforms increased employee contributions from 5% to 7% of annual earnable compensation, decreased future annual cost of living adjustments from a 3% cap to a 2.5% cap and linked the cap to the System’s achievement of annual return on investments, among other initiatives. After enactment of these reforms, the System’s actuary projected that the
State Pool portion of the System would reach approximately 80.0% funding by FY2025, and would reach full funding in FY2039. These projections were based on the System achieving its assumed investment return of 7.55% to more accurately reflect the pension fund’s expected long-term future investment gains. The Funded Ratio (Assets/Liabilities) for all plans increased 0.8 percentage points from FY2015 to FY2016 from 69.7% to 70.5% respectively. However, future investment returns may affect the actuary’s projections of the System’s future funding status.
Debt. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Likewise, other agencies and instrumentalities of the State are authorized to issue bonds backed by specific revenues. There is no general debt limit imposed by the State Constitution or public general laws. The State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100.0 million. As of December 31, 2016, the State had outstanding bonds totaling $12.4 billion. Of this amount, $8.9 billion were general obligation bonds backed by the full faith and credit of the State. The remaining $3.5 billion were secured solely by the specified revenue sources associated with the bond issues. As of February 28, 2017, the State was expected to incur general obligation bond debt service requirements of $1.20 billion and $1.21 billion in FY2018 and FY2019, respectively.
Litigation. The State, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit Rating. As of July 17, 2017, Maryland’s general obligation debt was assigned a rating of Aaa by Moody’s Investors Service, Inc. and AAA by both S&P Global Ratings and Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.
Massachusetts
Introduction. With a population of over 6.8 million, the Commonwealth of Massachusetts (“Commonwealth”) is the fifteenth most populous state in the country. Although its economy is diverse, it has major components in the finance, insurance, real estate, rental and leasing sectors, the professional and business services sectors, the educational services, health care and social assistance sectors, and the government sector. Together these sectors contributed to approximately 70% of the Commonwealth’s GDP in 2016. As these sectors represent the largest share of GDP in the Commonwealth, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the Commonwealth’s municipal securities, which may reduce the performance of a fund.
The Commonwealth faces significant fiscal challenges including substantial expenditures on health care and sizeable debt service requirements. Furthermore, the economic outlook in the rest of the United States remains uncertain. An economic downturn could significantly impact the Commonwealth’s finances and, therefore, its municipal securities. Moreover, the level of public debt in the Commonwealth may affect long-term growth prospects and could cause some municipalities to experience financial hardship. As a result of these and other factors, the Commonwealth has faced fiscal stress in recent years.
From year-to-year, the Commonwealth may experience a number of political, social and economic circumstances that influence the Commonwealth’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the Commonwealth and its municipalities.
Although the Commonwealth’s economy has outperformed the nation’s economy as a whole in recent years, there can be no guarantee that future developments, including events affective the State’s economic and fiscal condition, will not have a materially adverse impact on the Commonwealth’s finances. Any deterioration in the Commonwealth’s financial condition may have a negative effect on the marketability, liquidity, or value of the securities issued by the Commonwealth and its municipalities, which could reduce the performance of a fund.
Economic Climate. According to the U.S. Department of Commerce, residents of Massachusetts received over $443.7 billion in estimated personal income in 2016. As a result, residents of Massachusetts had a per capita income of $65,137, which compared favorably to the national average of $49,571 during that period.
As of April 2017, Massachusetts’s civilian labor force consisted of 3.7 million individuals, and the Commonwealth had an unemployment rate of approximately 3.9%, which was down from the Commonwealth’s April 2016 unemployment rate of 4.0%. The Commonwealth’s April 2017 unemployment rate was below the national April 2017 unemployment rate of 4.4%.
Like many industrial states, Massachusetts has seen a steady decline in its manufacturing jobs base over the last two decades, not only as a share of total employment, but also in the absolute number of jobs. Between December 2015 and December 2016, manufacturing decreased, while several service sectors, including the education and health services sectors, the professional and business services sectors, and the leisure and hospitality sectors, have grown to take the place of manufacturing in driving the Massachusetts economy. These sectors now account for nearly half of total payroll employment, while the financial activities sector, government sector, information sector, and trade, transportation, and utilities sector have remained relatively level or declined in share. Overall, non-farm employment has grown steadily, increasing 1.5% during the one year period ending in April 2017.
Recent estimates project employment in the Commonwealth to grow 0.7-1.2% in FY2018, compared to a growth rate of 1.8%-1.9% in FY2017. Although employment growth is projected to remain slow, personal income in the Commonwealth is expected to grow by 4.4%-5.1% in FY2018, compared to an estimated growth rate of 3.6%-3.8% in FY2017. Massachusetts wages and salaries are also projected to increase by 4.8%-5.5% in FY2018, compared to an estimated growth rate of 3.6%-3.9% in FY2017.
Budget. On January 12, 2017, a consensus tax revenue estimate of $27.1 billion for FY2018 was agreed upon by the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means. This revenue estimate represents an increase of 3.9% from the revised FY2017 estimate of $26.1 billion. However, due to statutory requirements, certain portions of this estimated revenue must be dedicated to specific appropriations in FY2018. For example, $2.4 billion would be directed to the Commonwealth’s pension obligations. More than $1.0 billion of these projected revenues would be allocated to the Massachusetts Bay Transportation Authority, with an additional $841 million dedicated to the Massachusetts School Building Authority. After taking into account these non-discretionary appropriations, the Commonwealth would be left with $22.7 billion in tax revenues to spend as part of its FY2018 budget. Furthermore, the parties also agreed on a potential gross state product increase of 3.6% for calendar year 2018, which is slightly higher than the potential gross state product increase of 2.7% that was adopted for calendar year 2017.
On January 25, 2017, the Governor proposed his budget for FY2018 (“Proposed Budget”). The $40.5 billion proposal (excluding the Medical Assistance Trust Fund transfer) represents an increase of 4.3% gross (2.7% net) from the FY2017 Budget. The Proposed Budget relies heavily on income tax and federal reimbursement revenues, which contribute $15.7 billion and $11.4 billion to General Fund revenues for FY2018, respectively. The Proposed Budget does not include a withdrawal from the Commonwealth Stabilization Fund. The Proposed Budget also provides for $187.0 million in direct aid to the Massachusetts Bay Transportation Authority, maintaining the FY2017 level. Health care costs continue to be the largest driver of government spending. The Proposed Budget allocates $23.1 billion (57% of the budget) to the area of Health and Human Services (as compared to $21.9 billion and 55% of the proposed budget in FY2017). The Proposed Budget limits the growth of MassHealth, the Commonwealth’s Medicaid program, to $140 million net of the Medical Trust Fund transfer, which will amount to over a third of the entire state budget.
On April 25, 2017, the Massachusetts House of Representatives approved its version of the FY2018 budget (“House Budget”). The House Budget calls for $104 million less in spending net of the Medical Trust Fund transfer. On July 7, 2017, the Massachusetts General Court (i.e., both Houses of the state legislature) passed the FY 2018 budget. It called for $40.2 billion in spending, a reduction of approximately $300 million from the Governor’s proposed budget.
Prior to July 1, 2017, the beginning of FY2018, the Commonwealth had failed to enact the Proposed Budget. However, the Commonwealth enacted a $5.15 billion interim budget on June 29, 2017 to fund the government until July 31, 2017. The interim budget allows for the funding of necessary services, advance payments to any city, town, regional school district, or independent agricultural and technical school that demonstrates emergency cash shortfall, and reauthorizes unexpended capital accounts that would otherwise have reverted on June 30, 2017. It is uncertain how long the Commonwealth with operate without a budget for FY2018 and what effects the delay or failure to enact a FY2018 budget will have on the Commonwealth’s government agencies, localities, and overall fiscal stability.
Debt. The Commonwealth is authorized to issue three types of direct debt: general obligation debt, special obligation debt, and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured with a pledge of receipts credited to the Commonwealth Transportation Fund (formerly the Highway Fund), gasoline taxes or the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. As of April 30, 2017, the Commonwealth had approximately $22.3 billion in general obligation bonds outstanding. Of the $22.3 billion, $18.7 billion (84%) was fixed rate debt and approximately $3.6 billion (16%) was variable rate debt. Additionally, the Commonwealth had approximately $2.3 billion in outstanding Commonwealth Transportation Fund bonds, $575.4 million in outstanding Convention Center Fund bonds, and approximately $770.8 million in outstanding federal grant anticipation notes. Finally, the Commonwealth was expected to incur debt service requirements of $224.6 million and $2.3 billion on outstanding general obligation bonds in FY2017 and FY2018, respectively. These figures may not represent the actual amounts appropriated by the Commonwealth for debt service during these fiscal years.
Further, the Commonwealth’s five-year capital investment plan, which is reviewed annually, calls for a bond cap of approximately $2.2 billion in FY2017 and $2.3 billion in FY2018. For cash flow needs, the Commonwealth’s Treasurer issued $1.5 billion in Revenue Anticipation Notes on August 30, 2016. These notes were due before the end of FY2017. For cash flow needs for FY2018, the Commonwealth’s Treasurer plans to issue an additional $1.5 billion in revenue anticipation notes in or about August, 2017, to be repaid in 2018.
Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit rating. As of July 17, 2017, the general obligation debt of Massachusetts was assigned a rating of Aa1 by Moody’s Investors Service, Inc., AA by S&P Global Ratings and AA+ by Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth, its municipalities, and their political subdivisions, instrumentalities, and authorities.

Michigan
Introduction. With a population of approximately 9.9 million, Michigan (“State”) is the tenth most populous state in the United States. Although its economy is diverse, the State has major components in the trade, transportation, and utilities sector, manufacturing sector, particularly in the automotive industry, education and health services sector, and the professional and business services sector. As these sectors represent a significant share of employment in the State, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the State’s municipal securities, which may reduce the performance of a fund.
In recent years, the State’s economy has experienced significant economic and fiscal stress that negatively impacted the State and its municipalities. Moreover, in 2013, the city of Detroit, struggling with increasing public debt and a reduced tax base, became the largest municipality in U.S. history to file for bankruptcy. Although the city of Detroit exited its historic bankruptcy in December 2014, there can be no guarantee that such conditions will continue to improve or that the State and/or its municipalities will not face similar economic or financial hardships in the future. However, long-term growth may be slow as the State continues to face significant fiscal challenges, including volatile exports and uncertain fiscal conditions in the city of Detroit, a traditional source of economic power for the State. Moreover, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship. A future economic downturn could significantly impact the State’s finances and, therefore, its municipal securities. As a result of those and other factors, the State has faced fiscal stress in recent years.
From year-to-year, the State may experience a number of political, social and economic circumstances that influence the State’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities.
There can be no guarantee that future developments, including events affecting the State’s economic and fiscal condition, will not have a materially adverse impact on the State’s finances. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could reduce the performance of a fund.
Economic Climate. According to the U.S. Department of Commerce, residents of Michigan received approximately $440.3 billion in estimated personal income in 2016. As a result, residents of Michigan had a per capita income of $44,347, which was below the national average of $49,571 during that period.
Michigan’s civilian labor force consists of approximately 4.9 million individuals. As of April 2017, Michigan had an unemployment rate of approximately 4.7%, which was down from 4.9% in April 2016. Michigan’s unemployment rate was above the national average of 4.4% in April 2017.
Sustained economic improvement in Michigan is closely related to growth in Michigan’s automotive industry. The level and composition of automobile sales is a key component of Michigan’s economy. To the extent that demand for such vehicles weakens or competition from foreign manufacturers increases, Michigan’s economic performance could be adversely effected. Similarly, changes in federal or State policy that jeopardizes State or national economic growth could also reduce demand for automobiles produced in the State. If Michigan’s economy fails to perform as expected, municipal issuers at the State and local level could face additional fiscal pressure, which could impact the value of their municipal securities and the performance of a fund.
Recent data suggests measured improvement in vehicle production in the State. In 2013, the State produced 2.47 million automobile units, the highest production level since 2005. While vehicle production fell 4.7% and 1.3% in 2014 and 2015 respectively, the State’s vehicle production increased 2.6% in 2016. In 2016, light vehicle sales rose 0.4% to a new record high of 17.46 million units.
In line with increased motor vehicle production, Michigan’s manufacturing employment rose by 2.1% in 2016. This was the seventh straight year of year-over-year manufacturing employment growth in the State. Between 2010 and 2016, manufacturing employment has added approximately 145,300 jobs in the State, accounting for 31.9% of the State’s overall employment increase. The State’s manufacturing employment growth is forecast to slow substantially in 2017, 2018, and 2019. In addition, wage and salary employment in the State also rose for a sixth year straight at a rate of 1.9% in 2016, reaching over 4.3 million jobs in 2016.
Michigan’s personal income is expected to rise 3.7% in 2017, 4.6% in 2018, and 4.7% in 2019. Moreover, recent forecasts project that Michigan wages and salaries will increase by 3.6% in 2017, 4.1% in 2018, and 4.2% in 2019.
Nevertheless, there are significant risks to the State’s economy that could undermine these projections. Michigan’s largest city, Detroit (“City”) just recently emerged from Chapter 9 bankruptcy in December 2014. While the bankruptcy process allowed the City to save and reorganize certain of its debt obligations, sustained improvement depends on increasing revenues. If actual revenues were to fall short of projections, the City could face severe financial strain. Even having undergone the bankruptcy process, the City could default on its debt obligations in the near future, which could have a negative effect on the marketability, liquidity and value of securities issued by the City and other municipalities in the State. As a fund may hold securities that are affected by the City’s financial condition, the fund’s investments in those securities may lose value, which could cause the fund’s performance to decline.
In addition, because of the City’s size, future financial downturns in Detroit could have a negative effect on the State’s economy as a whole. If the City were to require additional financial support, the State may be relied upon to provide additional or emergency services to the City’s residents, some of which may not be covered under the State’s current budget. Such measures could reduce revenues received by the State from income taxes and other sources. Should the State’s revenues fall below budgeted forecasts, the State could face future budget deficits. Any such deterioration in the State’s fiscal condition could reduce the value of the securities issued by the State and its municipalities, which may harm the performance of a fund.
Budget. The State constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) are limited in a fiscal year to 9.49% of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the State Legislature. This limit is intended to ensure that the State’s overall revenues, including tax and non-tax revenues, do not grow faster than the incomes of Michigan’s citizens. Michigan’s constitution also requires that a large portion of total State spending must be paid to units of local government. Moreover, the State is required to finance any new or expanded local government activity mandated by State law. Any restriction on the State’s ability to raise or utilize revenues could negatively impact the State’s financial condition, making it more difficult for the State to meet its outstanding debt obligations.
On February 8, 2017, the Governor presented his proposed budget for FY2018 (“Proposed Budget”). The Proposed Budget assumed that the State would receive total General Fund revenues of approximately $10.5 billion during FY2018, which would represent an increase of 2.3% from FY2017 General Fund revenues. Of this total, the Proposed Budget projected that the State would receive net revenues of $7.24 billion from individual income taxes (an increase of 3.6% from FY2017 estimates), $975.8 million from corporate income taxes (an increase of 3.1% from FY2017 estimates), $1.21 billion from sales taxes (an increase of 2.6% from FY2017 estimates), and $583.7 million from use taxes (a decrease of 12.7% from FY2017 estimates). The Proposed Budget also forecasted that the State would receive non-tax revenues of $143.1 million in FY2018, which would be a decrease of 9.48% from FY2017 estimates.
Against these revenues, the Proposed Budget included total General Fund expenditures of $10.3 billion, which represented an increase of 3.5% from FY2017 budgeted expenditures. The major drivers of State spending under the Proposed Budget included $4.5 billion for health and human services (a 2.0% increase from FY2017), $1.96 billion for corrections (a 0.6% increase from FY2017), and $1.50 billion for higher education (a 5.7% decrease from FY2017). The State funds its public education systems primarily from the State’s School Aid Fund, which derives revenues primarily from sales taxes, use taxes, earmarked income taxes, and transfers from lottery sales. The Proposed Budget estimated total School Aid expenditures of $14.0 billion in FY2018, which would be a decrease of 1.5% from FY2017. The Proposed Budget proposed a $175 million deposit in the State’s Budget Stabilization Fund and projected that the General Fund would end FY2018 with a balance of $7.6 million.
On July 14, 2017, the Governor signed into law the State’s budget for FY2018 (“Enacted Budget”). The Enacted Budget largely follows recommendations included in the Governor’s Proposed Budget, with total appropriations of $56.6 billion. Of these total expenditures, $10.2 billion will come from the General Fund.
Debt. The State Constitution limits State general obligation debt to: (i) short-term debt for State operating purposes, (ii) short and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter approved purposes. Short-term debt for operating purposes is limited to an amount not to exceed 15% of undedicated revenues received during the preceding fiscal year. Under the State Constitution as implemented by statutory provisions, such debt must be authorized by the State Administrative Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred.
The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the State Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.
As of September 30, 2016, the State had outstanding general obligation bonds totaling approximately $1.62 billion. Based on the amount of general obligation bonds outstanding, the State is expected to incur debt service requirements of approximately $255.3 million in FY2017 and $227.2 million in FY2018. These figures may not represent the actual amount appropriated for debt service by the State in a given fiscal year.
Litigation. The State, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
As of the date of this SAI, there are numerous cases currently pending and hundreds of notices of intent to sue, in various state and federal courts related to the drinking water in the City of Flint. The State, certain State agencies, local governments and various individuals including the Governor have been named as defendants in varying combinations within some of the cases. As of the date of this SAI, the State has reached a settlement in one case, agreeing to spend $87 million for the replacement water pipes. There are still multiple cases pending against the State and various State officials and the cases will likely take some time to resolve. Due to the prospective nature of litigation, it is difficult to estimate the potential impact of these lawsuits; however, the State has estimated that the damages may exceed $1.0 billion.
Credit Rating. As of July 17, 2017, Michigan’s general obligation debt was assigned a rating of Aa1 by Moody’s Investors Service, Inc., AA- by S&P Global Ratings and AA by Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.
Minnesota
Introduction. With a population of over 5.5 million, the State of Minnesota (“State”) is the twenty-second most populous state in the United States. Although its economy is diverse, Minnesota has major components in the education and health services sectors, the professional and business services sectors, the wholesale and retail trade sector, the manufacturing sector, and the leisure and hospitality sector. In addition, a substantial portion of Minnesota’s residents are employed by government agencies at the federal, state and local levels. Combined, these sectors employ over half of the State’s workers. As these sectors represent a significant share of employment in the State, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the State’s municipal securities, which may reduce the performance of a fund.
The state faces serious fiscal challenges, including considerable underfunding of the State’s pension and retirement systems. A future economic downturn could significantly impact the State’s finances and, therefore, its municipal securities. Moreover, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship. As a result of these and other factors, the State has faced fiscal stress in recent years.
From year-to-year, the State may experience a number of political, social and economic circumstances that influence the State’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities.
There can be no guarantee that future developments, including events affecting the State’s economic and fiscal condition, will not have a materially adverse impact on the State’s fiscal position. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could reduce the performance of a fund.
Economic Climate. According to the U.S. Department of Commerce, residents of Minnesota received about $287.7 billion in estimated personal income in 2016. As a result, Minnesota had a per capita income of $52,117, which compared favorably to the national average of $49,571 during that year.
Minnesota’s civilian labor force consists of approximately 3.0 million individuals. As of April 2017, Minnesota had an unemployment rate of approximately 3.8%, which remained the same from April 2016. Minnesota’s unemployment rate was below the national average of 4.4% in April 2017.
The State’s real GDP grew by 1.3% in 2016, which was a slower pace than the 2.4% real GDP growth in 2015. The Minnesota Office of Management and Budget (“MMB”) projects annualized real GDP growth to increase by 2.3% and 2.7% in 2017 and 2018, respectively. The projected growth in GDP is due, in part, to anticipated consumer spending, business investment, and government activity. There is considerable uncertainty about which federal policy changes may be enacted in the coming years and the economic impact of those changes.
In 2016, Minnesota’s total non-farm employment increased 1.3%, slightly lower than the 1.5% increase in 2015. According to MMB’s February 2017 economic forecast, the State added 36,404 new jobs in 2016, up slightly from 34,130 in 2015. As of February 2017, the State expects modest employment growth in 2017, but employment growth comparable to the rest of the projected national growth rate in 2018. Recent estimates project growth rates for non-farm employment of 1.0% in 2017 and 1.4% in 2018, compared to the forecasted growth rates at the national level of 1.5% and 1.4% over the same periods. The State’s employment growth may be constrained in future years by low commodity prices and challenges to exports, such as trade protectionism and a strong U.S. dollar.
Personal income growth in the State is forecast to increase 2.8% in 2016, a significant drop in growth after previously experiencing growth rates of 4.7% and 4.2%, in 2014 and 2015, respectively. Recent forecasts expect personal income in the State to grow in 2017, 2018 and 2019, growing by 4.3%, 4.9% and 5.0%, respectively, which would generally follow the projected growth rates for personal income nationally.
Budget. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, which expires on June 30 of odd number years. The major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium in odd-numbered calendar years. Supplemental appropriations and changes in revenue and expenditure measures are usually adopted during legislative sessions in even-numbered calendar years. The General Fund accounts for all financial resources except those required to be accounted for in another fund. The State forecasts regarding revenues and expenditures are performed in February and November of each calendar year for the then-current biennium and for the next succeeding biennium. As a result of these state forecasts and other changes, it has become common for the Legislature to enact annual revisions to the state’s biennial budget in the “off-year” legislation session, referred to as supplemental budgets. The State’s constitution prohibits borrowing for operating expenses beyond the end of a biennium.
In June 2015, the Governor signed into law the State’s budget for FY2016-17 (“Previous Biennium”). The Previous Biennium assumed that the State will receive total General Fund resources of $44.05 billion during the biennium. The Previous Biennium provides for expenditures and transfers of $41.83 billion. Significant appropriations were provided to K-12 education ($17.24 billion), higher education ($3.07 billion), public safety and judiciary ($2.12 billion), environment and agriculture ($377 million), and economic development ($402 million).
The Previous Biennium is expected to officially close in August 2017. Actual revenues for FY2016 were $21.15 billion, $258 million higher than end of session estimates, including $193 million in higher tax collections. Spending in FY2016 was $20.15 billion, $245 below previous forecasts; however, $187 million of unspent appropriations in FY2016 were authorized to carryforward into FY2017. The budgetary balance for FY2016 was $946 million, which was $315 million higher than end of session estimates.
In February 2017, the MMB released its revised forecast for General Fund revenues and expenditures during the current FY2018-2019 biennium (“Current Biennium). General Fund revenues for the Current Biennium are expected to be $45.66 billion, including total tax revenues of $43.90 billion. The General Fund spending estimates for the Current Biennium are expected to be $44.74 billion. The General Fund reserves are forecasted to total $2.00 billion. The reserves include $350 million in the Cash Flow Account and $1.6 billion in the Budget Reserve Account, as well as $40 million in the Stadium Reserve Account. The February forecasts project a $1.65 billion balance for the remainder of the Current Biennium.
In January 2017, the Governor submitted his proposed budget for the FY2018-19 biennium, to which the Governor submitted multiple amendments thereafter (“Proposed Budget”). The Proposed Budget projects total General Fund revenues of $45.58 billion. Against these revenues, the Proposed Budget would include General Fund expenditures of $46.11 billion. The Proposed Budget’s expenditures were primarily driven by $18.99 billion on E-12 education, $13.91 billion on health and human services, and $3.39 billion on higher education spending. After the Governor’s changes, the Proposed Budget would leave an available balance of $200.21 million.
In May 2017, the Governor signed into law the State’s budget for FY2018-19 (“Enacted Budget”), but also line-item vetoed funding for the State’s Legislature. The Enacted Budget assumes that the State will receive total General Fund resources of $47.71 billion. The Enacted Budget provides for expenditures and transfers of $45.54 billion. The Enacted Budget projects a $179 million balance for the Current Biennium.
In June 2017, the State’s Legislature filed a lawsuit against the Governor regarding the constitutionality of the Governor’s veto of Legislative funding. On June 26, 2017, a State district court granted an order providing temporary funding for the State’s Legislature for up to three months. At present, it is not possible to determine the outcome of the budgetary issues in the State or whether additional legal action will arise. Furthermore, it is not possible to predict the overall impact of the budgetary uncertainty on the State’s fiscal stability or economic outlook.
Minnesota’s fiscal health may be affected by the State’s continued underfunding of its public retirement and pension plans. The State contributes to three statewide retirement systems that cover most of the public employees of the State, its counties, municipalities and school districts. These systems are the Minnesota State Retirement System (“MSRS”), the Public Employees’ Retirement Association (“PERA”) and the State Teachers’ Retirement Association (“TRA”). MSRS consists of nine pension funds, five of which are defined benefit plans where the State participates as a primary employer or otherwise provides general government contributions. PERA is comprised of six pension funds, five of which are defined benefit pension funds and one of which is a defined contribution plan. The State does not make employer contributions to PERA other than for a small number of specific individuals. TRA consists of a single pension fund into which the State does not make employer contributions except for a relatively small number of defined individuals. As of June 30, 2015, MSRS, PERA and TRA had over 290,000 active members and approximately 459,000 other members.

These systems’ funds, combined with several smaller retirement funds to which the State contributes, had an unfunded actuarial accrued liability of $16.24 billion as of June 30, 2015. To address this liability, the State Legislature passed significant pension legislation in 2010 that increased employee and employer contribution rates, altered postretirement benefit adjustments, changed interest on refunds and made other adjustments to reduce the funding deficiencies of the State’s pension and retirement systems. Subsequent legislation was passed in 2012, 2013, and 2014 that modified, among other things, employee and employer contribution rates, the investment earnings assumption for determining employee and employer contribution rates, and the trigger mechanism for post-retirement benefit adjustments. The State Legislature also passed pension legislation in 2015 that reduced the interest rate actuarial assumption of certain pension funds, revised the financial sustainability triggers for post-retirement adjustment mechanisms, and reduced annual state aid contributions to some pension funds by $8 million per year for the Current Biennium and for future fiscal years. In 2017, the State Legislature passed an omnibus pension bill that, among other things, implemented changes to the discount rate assumption for certain pension funds, but the bill was vetoed by the Governor. There can be no guarantee that the State will be able to implement pension reform in the future or that implemented modifications will have their intended effect. Consequently, the State could be liable for future pension obligations that may impact the State’s ability to satisfy its outstanding debt obligations.
Debt. Article XI, Section 5 of the Minnesota Constitution authorizes public debt to be incurred for certain purposes. Article XI requires all such debt to be evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. Public debt is defined to include any obligation payable directly, in whole or in part, from a tax of statewide application on any class of property, income, transaction or privilege, but does not include any obligation which is payable from revenues other than taxes. The Minnesota Constitution places no limitation on the interest rate of bonds that may be authorized for these purposes. As of June 30, 2016, the State had $6.51 billion in general obligation bonds outstanding. In addition, the State had $1.20 billion of general obligation bonds authorized but unissued at that time. As of August 2016, the State is expected to incur debt service requirements on its tax-supported debt of $374 million and $820 million in FY2017 and FY2018, respectively. These figures may not represent the total amounts appropriated in each fiscal year for such obligations.
Litigation. The State, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
In June 2015, a plaintiff taxpayer appealed to the Minnesota Supreme Court for the reconsideration of the Minnesota Tax Court’s grant of summary judgment to the State Commissioner of Revenue in a case concerning the taxpayer’s refund claims. The plaintiff alleged that it was entitled to elect a corporate tax apportionment formula set forth in the Multistate Tax Compact, even though the Minnesota Legislature repealed that provision from the Minnesota Statutes in 1987. On June 29, 2016, the State’s Supreme Court dismissed the taxpayer’s claim.
Credit Rating. As of July 17, 2017, Minnesota’s general obligation debt was assigned a rating of Aa1 by Moody’s Investors Service, Inc., AA+ by S&P Global Ratings, and AAA by Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.
North Carolina
Introduction. With a population of approximately 10.1 million, North Carolina (“State”) is the ninth most populous state in the country. Although its economy is diverse, the State’s major industry sectors are services, agriculture, trade, manufacturing, exports, and tourism, with military presence and residential construction also being important economic drivers. As these sectors represent the largest share of employment in the State, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the State’s municipal securities, which may reduce the performance of a fund.
The State faces significant fiscal challenges including a weakened manufacturing sector and an underfunded Medicaid program. A future economic downturn could significantly impact the State’s finances and, therefore, its municipal securities. Moreover, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship. As a result of these and other factors, North Carolina has faced fiscal stress in recent years.
From year-to-year, the State may experience a number of political, social and economic circumstances that influence the State’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities.
There can be no guarantee that future developments, including events affecting the State’s economic and fiscal condition, will not have a materially adverse impact on the State’s finances. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity, or value of the securities issued by the State and its municipalities, which could reduce the performance of a fund.
Economic Climate. According to the U.S. Department of Commerce, residents of North Carolina received approximately $426 billion in estimated personal income in 2016. As a result, residents of North Carolina had a per capita income of $42,002, which was below the national average of $49,571 during the same period.
North Carolina’s civilian labor force consists of approximately 4.9 million individuals. As of April 2017, North Carolina had an unemployment rate of 4.7%, which was down from 5.0% in April 2016. North Carolina’s unemployment rate was higher than the national average of 4.4% in April 2017.
As of May 2017, the manufacturing sector employed approximately 464,700 individuals. While manufacturing has historically been a major sector of the State’s economy, the industry has drastically changed over the past two decades due to globalization and technological advancements. In April 2016, the State’s largest manufacturing employment sectors were: food (12%), chemical (9%), furniture and related product (8%), fabricated metal product (8%), transportation equipment (8%), plastics and rubber (7%) and computer and electronic products (7%). Although manufacturing jobs continue to grow, service providing jobs, including information, education, health, and professional services, account for 85% of the labor force in North Carolina, or 3.6 million jobs, according to April 2016 data.
In addition, North Carolina has the fourth largest military population in the United States. The military supports approximately 578,000 jobs in the State, according to 2015 data. As a result, federal revenues related to the defense sector contribute heavily to the State’s economy. Therefore, cuts in federal government spending, or military base closures or realignments, may result in increased unemployment in North Carolina or otherwise result in increased fiscal stress in the State, which could negatively impact the ability of the State to satisfy its outstanding debt obligations. Any failure to make timely payments of interest or principal on the State’s outstanding obligations could harm the value of the State’s municipal securities, which could impact the performance of a fund.
Budget. Under the North Carolina budget process, in odd numbered years the General Assembly enacts a State budget for the next biennium, consisting of an annual budget for each of the two fiscal years in the biennium. The General Assembly customarily convenes in the second year of the biennium and makes adjustments to the budget previously enacted for that second fiscal year. The State is currently in the biennium that began July 1, 2017 and will end on June 30, 2019.
In March 2017, the Governor proposed the budget for FY2018 and FY2019 (“Proposed Budget”). The Proposed Budget included estimated general fund spending of $23.5 billion in FY2018 and $23.8 billion in FY2019, with a balance of approximately $319.5 million at the beginning of FY2018 and $226 million at the end of FY2019. In FY2018 and FY2019, over 56% of funds would be spent on programs to enhance education in the State, over 22% would be spent on programs supporting the health and well-being of State citizens, and over 11% would be spent on ensuring public safety and the adequacy of the State’s judicial system. The Proposed Budget would devote more than $5.4 billion to the Department of Health and Human Services and more than $7.4 billion for Medicaid.
Revenue is estimated to be $23.4 billion in FY2018, an increase of 5.6% from FY2017, and $24.0 billion in FY2019, an increase of 1.6% from FY2018. Individual income tax collections, the State’s single largest revenue source, are expected to grow by 2.0% in FY2018 and 4.3% in FY2019. Additionally, sales and use tax collections, which comprise nearly one-third of General Fund revenue, are estimated to increase by 4.7% in FY2018 and 4.6% in FY2019. Corporate income tax collections are projected to decline 9.8% during FY2018 due primarily to revenue loss from corporate rate reductions and recommended revenue changes. However, corporate income tax collections are projected to increase by 1.9% in FY2019.
The State General Assembly passed its version of the budget on June 22, 2017. The Governor vetoed the State General Assembly’s budget plan on June 27, 2017. However, the Governor’s veto was overridden in the state Senate on June 27, 2017 and by the House of Representatives on June 28, 2017, making the General Assembly’s bill law (the “Initial Budget”). The Initial Budget estimated general fund spending of $23.0 billion in FY2018 and $23.7 billion in FY2019, with a balance of approximately of approximately $471.3 million at the end of FY2017 and $499.3 million at the end of FY2018. In FY2018 and FY2019, over 56% of the Initial Budget would be allocated to education, over 22% to programs supporting the health and well-being of State citizens, and over 11% to ensuring public safety and the adequacy of the State’s judiciary system.
Debt. The State issues two types of tax-supported debt: general obligation bonds and various types of “special indebtedness.” General obligation bonds are secured by the full faith, credit, and taxing power of the State and require approval by a majority of voters. The payments on special indebtedness are subject to appropriation by the General Assembly and may also be secured by a lien on facilities or equipment. As of June 30, 2016, the State had long term debt outstanding (bonds, special indebtedness, and notes payable) of approximately $7.26 billion, a decrease of 8.14% from

June 30, 2015. In FY2016, the State issued $329.4 million in general obligation bonds to refinance previously outstanding general obligation bonds to take advantage of lower interest rates. The refinancing is expected to reduce future debt service payments by approximately $55 million.
Litigation. The State, its officials, and its employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit rating. As of July 17, 2017, North Carolina’s general obligation debt was assigned a rating of Aaa by Moody’s Investors Service, Inc. and AAA by both S&P Global Ratings and Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.
Ohio
Introduction. With a population of 11.6 million, Ohio (“State”) is the seventh most populous state in the country. While diversifying more into service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles, aircraft/spacecraft, and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is also an important segment of the economy, with over half the State’s area devoted to farming. As these sectors represent a significant share of employment in the State, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the State’s municipal securities, which may reduce the performance of a fund.
The State faces serious fiscal challenges including significant unfunded liabilities in the State’s public retirement systems. A future economic downturn could significantly impact the State’s finances and, consequently, its municipal securities. Moreover, the level of public debt in the State may affect long-term growth prospects and could cause some municipalities to experience financial hardship. As a result of these and other factors, the State continues to face fiscal stress.
From year-to-year, the State may experience a number of political, social and economic circumstances that influence the State’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities.
There can be no guarantee that future developments, including events affecting the State’s economic and fiscal condition, will not have a materially adverse impact on the State’s finances. Any deterioration in the State’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the State and its municipalities, which could reduce the performance of a fund.
Economic Climate. According to the U.S. Department of Commerce, residents of Ohio received over $521.2 billion in estimated personal income in 2016. As a result, residents of Ohio had a per capita income of $44,876, which was below the national average of $49,571 over the same period.
As of April 2017, Ohio’s civilian labor force consists of approximately 5.8 million individuals. Ohio had an unemployment rate of 5.0% in April 2017, which remain unchanged from April 2016. Ohio’s unemployment rate was above the national average of 4.4% in April 2017.
In addition, recent data reviewed by the Ohio Office of Budget and Management (“OBM”) estimates that Ohio gained 35,900 jobs between April 2016 and April 2017. Most employment gains were in education and health services (+18,100), leisure and hospitality (+8,100), professional and business services (+5,700), financial activities (+5,500), and construction (+4,000). Government (-9,200) and other services (-3,300) were the only major sectors to post notable declines in employment. However, within the trade, transportation and utilities sector, retail trade employments has fallen by 2,900 over the same period. Meanwhile, personal income and wage and salary disbursements in the State increased by 3.6% and 3.7%, respectively, in April 2017 compared with a year earlier.
For 2016, the State’s real GDP grew by 1.6%, matching the slowest annual rate of increase since mid-2009. As of June 2017, manufacturing production in the State increased by 1.7% compared with a year earlier. In addition, over the same period, the State’s total construction increased 6.7%. In recent years, the State’s industrial sector has been affected by the strengthening of the U.S. dollar since 2011 and the significant decline in the price of oil. The higher foreign exchange value of the dollar undermined foreign demand for U.S.-made goods and services by making them more expensive in foreign currencies.
Budget. The State operates on the basis of a fiscal biennium for its appropriations and expenditures. Most State operations are financed through the General Revenue Fund (“GRF”), for which personal income taxes and sales and use taxes are the major sources of revenue. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable economic periods and increased during more favorable economic periods. The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. The State is also prohibited from borrowing more than $750,000 to meet casual deficits or failures in revenue or to meet expenses not otherwise provided for in the State’s budget. The State also maintains a “rainy day” fund, the Budget Stabilization Fund (“BSF”), which is intended to carry a balance of up to 8.5% of the GRF revenue for the preceding fiscal year.
The appropriation acts for the 2016-17 biennium (“FY201617 Budget”) included all necessary appropriations for debt service on State obligations. The FY2016-17 Budget provided for estimated total GRF biennial revenue of approximately $71.4 billion (a 17.5% increase from FY2014-15 GRF biennial revenues), of which $34.9 billion would be available in FY2016 and $36.5 billion would be available in FY2017. The FY2016-17 Budget provided for total GRF biennial appropriations of approximately $71.2 billion ($34.9 billion in FY2016 and $36.4 billion in FY2017). GRF appropriations for major program categories compared to FY2014-15 actual GRF spending reflected increases of 30.6% for Medicaid; 10.9% for elementary and secondary education; 7.5% for higher education; 13.1% for mental health and developmental disabilities; and 6.6% for corrections and youth services.
FY2016 ended with a GRF cash and fund balance of $1.19 billion and $764.7 million, respectively. These ending balances reflect GRF tax revenues underperforming the estimate by $213.9 million and approximately $1.18 billion in FY2016 underspending due largely to Medicaid expenditures coming in $925.9 million below the original FY2016 spending estimate.
The State’s BSF ended FY2016 with a balance of $2.03 billion, which equals 6.0% of FY2016 GRF revenue. As of June 2017, OBM projected a $458.8 million GRF fund balance at the end of FY2017.
On January 30, 2017, the Governor submitted its proposed budget for FY2018-19 biennium (“Proposed Budget”). The Proposed Budget contained estimated GRF revenues for the FY2018-19 biennium of $66.9 billion, of which $33.1 billion would be available in FY2018 and $33.8 billion would be available in FY2019. Based on these revenues, the Proposed Budget recommended GRF appropriations totaling $66.9 billion for the biennium, of which $33.1 billion would be appropriated in FY2018 and $33.8 billion would be appropriated in FY2019. The largest drivers of the Proposed Budget’s GRF spending are appropriations to support Medicaid and the State’s primary and secondary education systems. The Proposed Budget recommends GRF spending of $31.6 billion on Medicaid during the biennium (47.2% of the State’s FY2018-19 spending) and $22.5 billion on primary, secondary, higher and other education systems during the biennium (33.6% of the State’s FY2018-19 spending).
The Proposed Budget estimated a GRF ending balance of $166.3 million and $189.4 million for FY2018 and FY2019, respectively.
On June 30, 2017, the Governor signed the FY2018-19 biennium budget into law (“FY2018-19 Budget”). The FY2018-19 Budget largely followed the Governor’s recommendations in the Proposed Budget. The FY2018-19 Budget authorized GRF spending totaling $65.5 billion, with $32.2 billion to be appropriated for FY2018 and $33.3 billion to be appropriated for FY2019.
Unfunded liabilities in the State’s public retirement systems present a significant risk to the State’s fiscal condition. The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits, and other post-employment benefits such as retiree health care benefits to over 1.1 million active and retired members combined. None of these benefits are guaranteed by the State or subject to bargaining under the State’s current public employee collective bargaining law. Funding for the retirement systems is provided by a combination of public employer and employee contributions based on percentages of each employee’s compensation, with the employees’ contributions being deducted from their paychecks. Those contribution percentages are either established in State law or by the retirement system board subject to a maximum contribution amount established in State law. Recent valuations of the State’s retirement systems showed that the retirement systems had $62.7 billion in unfunded liabilities and $15.8 billion in unfunded liability for postemployment healthcare benefits.
Debt. The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. Additionally, the State Constitution caps annual debt service applicable to future issuances of state direct obligations payable from the GRF or net State lottery proceeds to 5% of the total estimated GRF revenues plus net state lottery proceeds for the fiscal year of issuance.

By various constitutional amendments, Ohio voters have authorized the incurrence of State general obligation debt and the pledge of taxes or excises to its payments. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources and parks, higher education, common schools, conservation, research and development, site development and veterans compensation. Although supported by the general obligation pledge, highway debt is also backed by a pledge of, and has always been paid from, the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.
As of June 30, 2017, the State had $7.69 billion in outstanding general obligation indebtedness and $1.76 billion in outstanding special obligation indebtedness, for a total of $9.45 billion payable from the GRF. The State also had $899 million in debt obligations payable from non-GFR sources, including highway user receipts.
For the 2017-18 capital biennium, the General Assembly approved $2.62 billion in new capital appropriations, with $2.18 billion of those new capital appropriations to be funded by GRF-supported debt authorizations, $100 million to be funded from non-GRF debt authorizations and the remaining $338 million to be funded from cash.
Actual annual GRF debt service in FY2017 was $1.32 billion, $53.5 million (3.9%) below the initial estimate. Future annual GRF debt service requirements are projected to be $1.34 billion in FY2018, $1.29 billion in FY2019, and $1.23 billion in FY2020. These figures may not represent the actual amount appropriated for debt service in a given fiscal year.
Litigation. The State, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit Rating. As of July 17, 2017, Ohio’s general obligation debt was assigned a rating of Aa1 by Moody’s Investors Service, Inc. and AA+ by both S&P Global Ratings and Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the State, its municipalities, and their political subdivisions, instrumentalities, and authorities.
Virginia
Introduction. With a population of approximately 8.4 million, the Commonwealth of Virginia (“Commonwealth”) is the twelfth most populous state in the country. Although its economy is diverse, it has major components in the education and health services sectors, the retail trade sector, and the professional and business services sector. In addition, government agencies at the federal, state and local levels employ a large portion of Virginia’s population. As these sectors represent a significant share of employment in the Commonwealth, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the Commonwealth’s municipal securities, which may reduce the performance of a fund.
The Commonwealth faces serious significant fiscal challenges including the underfunding of the Commonwealth’s pension funds. A future economic downturn could significantly impact the Commonwealth’s finances and, consequently, its municipal securities. Moreover, the level of public debt in the Commonwealth may affect long-term growth prospects and could cause some municipalities to experience financial hardship. As a result of these and other factors, the Commonwealth has faced fiscal stress in recent years.
From year-to-year, the State may experience a number of political, social and economic circumstances that influence the State’s economic and fiscal condition. Such circumstances include, but are not limited to: (i) persistent structural imbalances; (ii) rising debt levels; (iii) significant pension underfunding; (iv) revenue volatility; (v) developments with respect to the U.S. and world economies; (vi) environmental considerations; and (vii) U.S. federal economic and fiscal policies, including the amount of federal aid provided to the State and its municipalities.
There can be no guarantee that future developments, including events affecting the State’s economic and fiscal condition, will not have a materially adverse impact on the Commonwealth’s finances. Any deterioration in the Commonwealth’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the Commonwealth and its municipalities, which could reduce the performance of a fund.
Economic Climate. According to the U.S. Department of Commerce, residents of Virginia received over $451 billion in estimated personal income in 2016. As a result, residents of Virginia had a per capita income of $53,723, compared to the national average of $49,571 during that period.
Virginia’s civilian labor force consists of approximately 4.3 million individuals. As of April 2017, Virginia had an unemployment rate of approximately 3.8%, which was down from 4.0% in April 2016. Virginia’s unemployment rate was below the national average of 4.4% in April 2017. During FY2016, the Commonwealth’s nonfarm employment growth rate increased moderately, at a rate of 2.4%. The largest growth rate in FY2016 occurred in the transportation and utilities sector, which increased by 6.0% from 122,900 in FY2015 to 130,300 in FY2016. The Commonwealth’s total personal income also rose, increasing at a 4.1% rate during FY2016, which was slower than the 3.9% increase in FY2015. In addition, income from wages and salaries, which accounted for 52% of total personal income in FY2016, grew by 4.7%, ahead of the forecasted growth of 3.9% during the fiscal year.
The Commonwealth performed slightly better than expected in FY2016, with the rate of job growth generally matching projections. Northern Virginia, which represents 37% of all jobs in the Commonwealth, gained 32,300 jobs, which was in line of expectations. Job growth in the Richmond-Petersburg region, which accounts for 16% of employment in the Commonwealth, was above expectations by growing 4.0% in FY 2016, ahead of the 0.6% gain in the forecast. Employment growth in the Norfolk-Virginia Beach Newport-News region, which represents 20% of Commonwealth employment, was below expectation in FY2016, rising by 1.1% compared with the forecast of 1.6% growth. Events negatively impacting the economy of these regions could have a significant impact on the Commonwealth’s economic condition more broadly.
Going forward, employment and personal income growth in the Commonwealth is expected to advance, but at a slower rate in FY2017 than FY2016, and is expected to be slower than growth at the national level. As of October 2016, personal income in the Commonwealth is projected to grow 3.9% in FY2017 and 4.2% in FY2018. Wages and salaries are expected to grow 4.4% in FY2017 and 3.9% in FY2018. Non-farm employment is expected to increase modestly by 1.5% and 1.0% in FY2017 and FY2018, respectively. Employment in the professional and business services sector and the construction sector are expected to be the main drivers of forecasted growth.
Due to its proximity to Washington, DC, and the presence of several significant military installations in Virginia, Virginia’s economy is heavily dependent on federal expenditures in the Commonwealth. Cuts in federal spending, or the closure or realignment of military bases in Virginia, may result in increased unemployment and fiscal stress in the Commonwealth, which could negatively impact the ability of the Commonwealth to satisfy its outstanding debt obligations. Any failure to make timely payments of interest or principal on the Commonwealth’s outstanding obligations could harm the value of the Commonwealth’s municipal securities, which could impact the performance of a fund.
Budget. The Governor is required by statute to present a bill detailing his proposed budget for the next biennium (“Budget Bill”) and a narrative summary of the bill to the General Assembly by December 20 in the year immediately prior to each even-year session. The Budget Bill is introduced in both the House of Delegates and the Senate. It is referred to the House Appropriations and Senate Finance Committees, which hold joint meetings to hear from interested parties and representatives of the Commonwealth’s various agencies. After the bill has passed both houses, differences between the House and Senate versions are reconciled by a conference committee from both houses. Once the Budget Bill is given to the Governor for signature, Virginia’s constitution grants the Governor the authority to veto the appropriations contained in the Budget Bill. Once enacted, however, the bill becomes law.
In the odd year session of the General Assembly, amendments are considered to the budget bill enacted in the previous year. The Governor submits a bill by December 20, which includes his proposed amendments to the current biennial budget. It is then introduced in both houses and is considered in the same manner as the regular budget bill. The budget bill enacted in the odd-year session is effective upon passage, whereas the budget enacted in an even year session is effective July 1, beginning of the new biennium.
On May 20, 2016, Governor signed into law the Commonwealth’s biennial budget for FY2017 and FY2018 (“Initial Budget”). The $104.3 billion budget represents an increase of $8.4 billion (8.8%) from the previous biennium. Of this total, the Initial Budget appropriated approximately $40.6 billion to the Commonwealth’s General Fund, an increase of 7.1% from the previous biennial budget. In addition, the Initial Budget projected total revenues of approximately $105.6 billion, an increase of $7.5 billion (7.6%) from the previous biennial budget. The Initial Budget projected revenues and transfers attributable to the General Fund for FY2017 and FY2018 to total approximately $40.7 billion, which represents an increase of 11.8% from the projections contained in the previous biennial budget.
Virginia’s Constitution requires the Governor to ensure that budgeted expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the biennial appropriations are made. A Revenue Stabilization Fund was established by constitutional amendment to help offset anticipated shortfalls in revenues in years when revenues are forecast to decline by more than 2% of the certified tax revenues collected in the most recently ended fiscal year. In those years, the General Assembly may appropriate for transfer up to one half of the Revenue Stabilization Fund balance to the General Fund. The maximum balance in the Revenue Stabilization Fund cannot exceed 15% of the Commonwealth’s average annual tax revenues derived from income and retail sales taxes for the three immediately preceding fiscal years. The Initial Budget would provide additional deposits into the Revenue Stabilization Fund of $605.6 million in FY2017. As of June 30, 2016, the Revenue Stabilization Fund had principal and interest on deposit of $235.5 million. During FY2016, a withdrawal of $235.5 million was made from the Revenue Stabilization Fund.

On April 28, 2017, the Governor adopted amendments to the Initial Budget, which affect the remainder of the biennium (“Budget Amendments”). The Budget Amendments include $183.5 million less in General Fund resources than assumed in the Initial Budget. The Budget Amendments also include a decrease in General Fund spending of $165.2 million to address the revenue shortfall from FY2016.
The Commonwealth contributes to four defined benefit pension plans, each of which is administered by the Virginia Retirement System (“System”). The System acts as a common investment and administrative agent for the Commonwealth, its political subdivisions and its local school boards. The largest of these defined benefit pension plans is the Virginia Retirement System (“VRS”). Membership in the VRS consists of Commonwealth employees, public school teachers and employees of political subdivisions that have voluntarily joined the system. VRS covers over 340,000 active Commonwealth employees, teachers and covered employees of local governments. During the FY2015, the Commonwealth adopted new accounting standards for certain pension-related information issued pursuant to Governmental Accounting Standards Board (GASB) Statement 68, which eliminates the requirement that states compute the traditional funded ratio. In addition this accounting-standard change impacts the reporting requirements impacts the measurement and recognition of pension-related liabilities, deferred outflows of resources, deferred inflows of resources and pension-related expenses in the Commonwealth’s financial statements. As a result of the adoption of GASB Statement 68, certain pension-related financial information is presented using different valuation measurements than in prior years. As a result of these changes, the State may no longer disclose unfunded accrued actuarial liability and total unfunded ratio information for its pensions. As of June 30, 2016, VRS faced a total net pension liability of $24.0 billion, resulting in a ratio of fiduciary net position to total pension liability of 72.29%, 68.28%, and 83.67% for employers of state employees, teachers, and political subdivision employees, respectively.
Debt. The Constitution of Virginia provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth’s full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections subject to appropriations by the General Assembly. In addition, certain authorities and institutions of the Commonwealth may issue debt obligations. As of June 30, 2016, the total outstanding debt of the Commonwealth was approximately $42.8 billion. Tax-supported debt constitutes roughly $20.9 billion of this total, while the remaining $21.9 billion is not supported by taxes collected by the Commonwealth. Virginia had total debt service requirements for outstanding tax-supported debt (including principal and interest) of roughly $1.13 billion in FY2017 and $1.07 billion in FY2018.
Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit rating. As of July 17, 2017, Virginia’s general obligation debt was assigned a rating of Aaa by Moody’s Investors Service, Inc. and AAA by both S&P Global Ratings and Fitch, Inc. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth, its municipalities, and their political subdivisions, instrumentalities, and authorities.
Commonwealth of Puerto Rico
Introduction. With a population of approximately 3.5 million, the Commonwealth of Puerto Rico (“Commonwealth”) has a larger population than many states in the United States. Although its economy is diverse, Puerto Rico has major components in the manufacturing sector and the services sector, which includes the real estate, wholesale and retail trade, the finance and insurance, the transportation, communications and public utilities. In addition, governmental agencies at the local and federal levels employ a significant number of the Commonwealth’s residents. Based on April 2017 data, these sectors combine to employ approximately 54.7% of the Commonwealth’s workers. Because these sectors represent the largest share of employment in the Commonwealth, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the Commonwealth’s municipal securities, which may reduce the performance of a fund.
During the last recession, Puerto Rico experienced a significant economic downturn. Few signs of improvement have appeared, and any recovery may be slow as the Commonwealth continues to face significant fiscal challenges including substantial underfunding of the Commonwealth’s retirement systems, sizeable debt service obligations and a high level of unemployment. Moreover, the high level of public debt in the Commonwealth affects long-term growth prospects and could cause the Commonwealth to experience additional financial hardship. The amount of its outstanding public debt will make it very difficult for Puerto Rico to make full repayment. Certain issuers of Puerto Rico municipal securities have failed to make payments on obligations that have come due, and additional missed payments and defaults may be likely to occur in the future. In addition, certain Puerto Rico debt obligations are being restructured pursuant to legislation. The outcome of this debt restructuring and any potential future restructuring is uncertain. As a result of these and other factors, the Commonwealth has faced significant budget shortfalls and severe fiscal stress in recent years. On June 30, 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law. PROMESA established a federally-appointed oversight board (the “Oversight Board”) to oversee the Commonwealth’s financial operations and allows the Commonwealth and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. U.S. territories do not have the ability to file for bankruptcy under the federal Bankruptcy Code. Title III incorporates many provisions of the federal Bankruptcy Code, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. Title III petitions were filed for the Commonwealth and the Puerto Rico Sales Tax Financing Corporation, two of the largest issuers of Commonwealth debt. As of this SAI, additional petitions under Title III have been filed on behalf of various Commonwealth instrumentalities, and it is likely that petitions under Title III or other provisions of PROMESA, including Title VI for additional Commonwealth instrumentalities, will be filed in the future. These new restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority in the levels and priorities of payment from the affected entities.
There can be no assurances that the Commonwealth will not continue to face fiscal stress or that such circumstances will not become even more difficult in the future. Furthermore, there can be no guarantee that future developments will not have a materially adverse impact on the Commonwealth’s finances. Any deterioration in the Commonwealth’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the Commonwealth, which could reduce the performance of a fund.
Economic Climate. Data show that residents of Puerto Rico received $64.3 billion in estimated personal income in FY2015. As a result, residents of Puerto Rico had an estimated per capita income of $18,347, far below the national average of $48,190 during the same period.
Puerto Rico’s civilian labor force consists of approximately 1.12 million individuals. As of May 2017, Puerto Rico had an unemployment rate of approximately 11.0%, which was down from 12.1% in May 2016, but significantly higher than the national average of 4.3% in May 2017.
Puerto Rico’s high unemployment continues a trend of high unemployment rates and a shrinking workforce in the Commonwealth. The reduction in total employment began in the fourth quarter of fiscal year 2007 and continued consistently until the first half of FY2015, after which it mostly stabilized. Notwithstanding the stabilization, the year-end total employment for FY2015 was 0.9% lower when compared to FY2014. During the first five months of FY2017, total employment decreased by 0.4% as compared to the same period in the prior fiscal year.
Puerto Rico’s economy is closely linked to the economy of the United States, as most of the external factors that affect the Commonwealth’s economy (other than oil prices) are determined by the policies and performance of the mainland economy. The external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. In recent years, however, the performance of Puerto Rico’s economy has significantly diverged from the performance of the United States economy. Puerto Rico’s economy entered into a recession in the fourth quarter of FY2006, two years before the rest of the United States, and has continued to face substantial economic challenges. Puerto Rico’s real gross national product contracted by 0.1% in FY2013, 1.7% in FY2014, and 0.6% in FY2015. Meanwhile, the real gross national product of the United States grew by 1.3% in FY2013, 2.2% in FY2014, and 2.8% in FY2015. In October 2016, the Puerto Rico Planning Board revised its real gross national product forecast for FY2016 and FY2017, projecting a contraction of 1.8% and 2.3%, respectively, as compared to growth of 1.5% and 1.6% in the United States during the same periods.
Fiscal Plan and Budget. The Commonwealth has faced a number of significant fiscal challenges, including a structural imbalance between its General Fund revenues and expenditures. This imbalance reached its highest historical level of $3.31 billion in FY2009, when revenues were $7.6 billion and expenditures were $10.9 billion. Through various measures designed to increase revenues and reduce expenses, the Commonwealth reduced the General Fund deficit between FY2010 and FY2012. The FY2016 Budget and FY2017 Budget, as approved, were balanced.
Under the enacted budget for FY2017 (“FY2017 Enacted Budget”), the Commonwealth is projected to make appropriations from the General Fund totaling $9.0 billion against projected revenues of $9.1 billion. Total expenditures are $305 million lower than the adjusted FY2016 budget. The principal reason for the decrease in expenditures is a reduction in budgeted debt service payments from approximately $1.1 billion in the adjusted budget for FY2016 to $24 million in the FY2017 Enacted Budget, a decrease in payments to the Public Buildings Authority from $364 million in the adjusted budget for FY2016 to $90 million in the FY2017 Enacted Budget, and a decrease in the cost of utilities from $195 million in the adjusted budget for FY2016 to $170 million in the FY2017 Enacted Budget. The reduction of budgeted debt payments in the FY2017 Enacted Budget is intended to ensure the uninterrupted operation of the government and continued provision of essential services to the residents of the Commonwealth. Although the FY2017 Enacted Budget may be balanced, there are considerable risks to certain of the assumptions included in the Enacted Budget. For example, the ability of the Commonwealth to reduce expenditures and raise revenues is dependent on a number of factors, many of which are outside the control of the Commonwealth. If the Commonwealth is unable to achieve cost savings as planned or actual revenues fall short of estimates, the Commonwealth could be forced to take extraordinary measures to cover any resulting budget gaps, which could add significant pressure to the Commonwealth’s financial condition.
As discussed above, PROMESA allows Puerto Rico to restructure its outstanding debt obligations. It also establishes the Oversight Board, which is empowered to approve Puerto Rico’s fiscal plans and budgets. The Oversight Board is comprised of seven members appointed by the President who are nominated by a bipartisan selection process. The budget process requires the Oversight Board, the Governor, and the Commonwealth’s Legislative Assembly to develop a compliant budget. A proposed budget is required to be consistent with the fiscal plan developed by the Oversight Board and the Governor. If the Governor and the Legislative Assembly fail to develop a budget that complies with the fiscal plan approved by the Oversight Board by the day before the first day of the fiscal year for which the budget is being developed, the Oversight Board shall submit a compliant budget to the Governor and the Legislative Assembly. The Oversight Board’s budget is thereafter deemed approved and becomes effective. As discussed below, the fiscal plan and budget for FY2018 have been certified by the Oversight Board.
To satisfy its requirements under PROMESA, the Commonwealth submitted a fiscal plan to the Oversight Board on February 28, 2017. After the Oversight Board rejected the initial plan, the Commonwealth submitted a revised plan that was certified on March 13, 2017 (the “Fiscal Plan”). The Fiscal Plan outlined certain structural and economic reforms that are in intended to create positive cash flows that can be used for debt service payments. According to the Fiscal Plan, total debt service payments for FY2018 and FY2019 are projected to be $3.3 billion and $3.8 billion, respectively. There can be no guarantee that the Commonwealth will be able to enact such reforms or that such reforms will produce the intended results that will allow the Commonwealth to service its debt obligations.
The Commonwealth’s Legislative Assembly initially submitted a proposed budget to the Oversight Board in June 2017 (“Proposed Budget”). On June 27, 2017, the Oversight Board issued a notice of non-compliance with the Fiscal Plan, requiring the legislature to revise the Proposed Budget by June 29, 2017. The Commonwealth’s Legislative Assembly was unable to take the corrective actions the Oversight Board outlined in its notice of non-compliance by the Oversight Board’s deadline. Accordingly, the Oversight Board unanimously adopted a resolution approving the certification of a revised, compliant budget for the Commonwealth (“FY2018 Budget”).
The FY2018 Budget provides for General Fund revenues of approximately $9.6 billion, which is $369 million higher than FY2017 General Fund revenue estimates. Against these revenues, the FY2018 Budget provides for $9.6 billion in General Fund appropriations, which represents an increase of approximately $575 million from the FY2017 Budget. The FY2018 Budget allocates $2.3 billion for education, $1.7 billion for safety, $1.4 billion for health, and provides for a $1.4 billion contribution to cover pension outlays.
Investors should be aware that Puerto Rico relies heavily on transfers from the federal government related to specific programs and activities in the Commonwealth. These transfers include, among others, entitlements for previously performed services, or those resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare and U.S. Civil Service retirement pensions, as well as grants such as Nutritional Assistance Program grants and Pell Grant scholarships for higher education. In FY2014 and FY2015, individuals in Puerto Rico received more than $16.7 billion and $16.8 billion, respectively, in federal transfers. There is considerable uncertainty about which federal policy changes may be enacted in the coming years and the economic impact of those changes. Due to the Commonwealth’s dependence on federal transfers, any actions that reduce or alter these transfers may cause increased fiscal stress in Puerto Rico, which could have a negative effect on the value of the Commonwealth’s municipal securities.
Retirement Systems. The Commonwealth’s retirement systems include the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System. These pension systems are severely underfunded and are projected to deplete their assets in the near future. These systems are funded principally by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees, as well as investment income. As of June 30, 2016, these plans supported a combined total of more than 188,000 active members and more than 120,000 retired members.
Before June 2014, the Commonwealth calculated the retirement systems’ unfunded actuarial accrued liabilities using Governmental Accounting Standards Board (“GASB”) No. 25. As of June 2014, the Commonwealth used GASB No. 67, which eliminates the requirement that states compute the traditional funded ratio. In addition, this accounting-standard change impacts the presentation of the financial statements, notes to the financial statements and required supplementary information, with considerable modifications in actual calculations of pension liability. As a result of the adoption of GASB No. 67, certain pension-related financial information is presented using different valuation measurements than in prior years. As a result of these changes, the Commonwealth no longer discloses unfunded accrued actuarial liability and total unfunded ratio information for its pensions.
As of June 30, 2015, the net pension liabilities for the Employees Retirement System, the Teachers Retirement System and the Judiciary Retirement System were approximately $33.2 billion, $15.0 billion and $543 million, respectively. Accordingly, the fiduciary net positions of these systems were -1.8%, 8.0% and 7.3%, respectively. Because the Commonwealth may be responsible for paying portions of the difference between the benefits paid and the contributions received by the systems, these unfunded liabilities may present a significant risk to the Commonwealth’s fiscal condition. Should the Commonwealth be required to make any additional contributions to these systems, the Commonwealth would likely have to reduce funding for other priorities, which may include payments on its outstanding debt obligations. Alternatively, the Commonwealth may be forced to raise revenue or issue additional debt. Either outcome could increase the pressure on the Commonwealth’s budget, which could have an adverse impact on a fund’s investments in Puerto Rico.
On April 4, 2013, the Commonwealth enacted comprehensive reforms (the “Act”) of the Employees Retirement System (“ERS”), the largest of the three retirement funds primarily funded with budget appropriations from the Commonwealth’s General Fund. These reforms, which took effect in FY2014, were aimed at combating the systemic funding shortfalls facing the ERS. The Act, which requires additional payments by the Commonwealth and participating employers into the ERS, is not designed to improve the funding ratio in the near term, but rather to ensure that the ERS remains solvent. Because of the long-term nature of the Act, constant monitoring and future adjustments will be needed as a result of actual experience to make sure that the ERS remains solvent. However, as a result of the worsening fiscal crisis since the enactment of the Act, the Commonwealth and other participating employers have been unable to make the required additional payments. As a result, the ERS projects that it will deplete its liquid assets during FY2017 or the first half of FY2018. There can be no guarantee that the Commonwealth will be able to meet its obligations under the Act or that the fiscal condition of the Commonwealth’s retirement systems will not deteriorate even further in the future.
Debt. As of July 31, 2016, the Commonwealth had approximately $71.5 billion in public sector debt outstanding, of which approximately $55.8 billion represents general obligation bonds, debt payable from Commonwealth taxes or appropriations and debt of tax-supported public corporations. Based on the public sector debt outstanding, the Commonwealth is expected to incur aggregate debt service requirements of $4.7 billion in FY2017. These figures may not represent the amount appropriated for debt service by the Commonwealth in a given fiscal year.
Additionally, PROMESA stays creditor litigation until the later of February 15, 2017 or six months after the establishment of the Oversight Board. The stay also applies retroactively to litigation commenced since December 18, 2015. On April 6, 2016, Governor Padilla signed into law the Puerto Rico Emergency Moratorium and Rehabilitation Act (“Emergency Moratorium Act”), which enabled the Governor to declare a moratorium on debt payments until at least January 2017. Governor Padilla issued an executive order on June 30, 2016 declaring a moratorium on the Commonwealth’s obligation to make payments on any bonds or notes issued or guaranteed by the Commonwealth. Accordingly, Puerto Rico has failed to make certain debt payments.
On January 29, 2017, the Commonwealth enacted the Puerto Rico Financial Emergency and Fiscal Responsibility Act of 2017 (the “Fiscal Responsibility Act”), which was intended to repeal certain provisions of the Emergency Moratorium Act and align Commonwealth law with the provisions of PROMESA. Under the Fiscal Responsibility Act, the moratorium on Commonwealth debt payments ends on May 1, 2017, and the governor has the ability to extend the moratorium for an additional three months by executive order. The Fiscal Responsibility Act does not provide for a mechanism to extend the moratorium on debt payments beyond August 1, 2017, but it grants the Governor broad discretion to determine which government services take precedent over payment of debt obligations.
On May 3, 2017, pursuant to section 304(a) of PROMESA, the Oversight Board filed a petition in federal court on behalf the Commonwealth to begin proceedings to restructure the Commonwealth’s debt. According to the petition, the Commonwealth will not be able to satisfy debt service payments on its $74 billion in outstanding debt as well as pay government operations costs. The Commonwealth, along with the Oversight Board, began negotiations with creditors to restructure some of the Commonwealth’s debt in April 2017. As no resolution was reached before the moratorium expired on May 1, 2017, the Oversight Board determined that petitioning for relief under PROMESA was the best path forward. It is not presently possible to predict the results of the petition, but the petition will have a significant impact on bondholders. If the Commonwealth is unable to restructure its debt, there would be negative impacts on Fund performance.
Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments. As of June 30, 2016, the Commonwealth estimated that its total liability for awarded and anticipated litigation is approximately $2.2 billion.
Recovery of Medicaid Funds. The Commonwealth is a defendant in three lawsuits filed by certain Federally Qualified Health Centers (“FQHCs”) that seek to recover approximately $800 million in Medicaid payments, which the Commonwealth failed to make. The Commonwealth has admitted its noncompliance and the only controversy is the total amount owed. After several appeals, five partial judgments were entered into. Four of these partial judgments are final, and require the Commonwealth to pay $28 million. One partial judgment, which would require the Commonwealth to pay approximately $110 million, is still pending on appeal. Simultaneously, the FQHCs proceeded in their case against the Commonwealth in federal court. The court has issued various orders requiring the Commonwealth to make Medicaid payments to the health centers. The Commonwealth has made payments up until the second quarter of 2016. Currently, controversies between the parties are being decided by the Special Master and the only matter that awais resolution is the one pertaining to the reconciliation process ordered by the court starting from October 2014. As of December 18, 2016, the Commonwealth estimated that its exposure from this legal contingency could be $300 million.
Special Education Students. The Commonwealth is also a defendant in a class action from 1980 brought by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. Most recently, in April 2014 the court denied plaintiffs’ petition for consolidation of the damage claims, holding that each plaintiff must submit evidence of the causal link between the Department of Education’s negligence and plaintiff’s alleged damages. Plaintiffs appealed this determination, and the Supreme Court of Puerto Rico modified the judgment on January 26, 2016 in order to authorize the accumulation of the damages claims pertaining to the parents and tutors of all the members of the class. The Commonwealth filed a motion for partial reconsideration. The Supreme Court of Puerto Rico denied the motion on February 26, 2016. The Commonwealth estimated its exposure from this legal contingency could be $650 million if a final judgment is entered against the Commonwealth.
Credit rating. As of July 17, 2017, Puerto Rico’s general obligation debt was assigned a credit rating of Caa3 by Moody’s Investors Service, Inc. and a D by both Fitch, Inc. and S&P Global Ratings. As a result, general obligation bonds issued by Puerto Rico are currently considered below-investment-grade securities. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.
As stated in the Prospectus, below-investment-grade securities may be subject to greater price fluctuations than investment-grade securities, increased credit risk and a greater risk that the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. The reduction in the credit rating on Puerto Rico’s general obligation bonds could severely weaken the demand for securities issued by Puerto Rico, its agencies or instrumentalities, which may prevent those issuers from obtaining the financing they need.
Guam
Introduction. As of the 2010 Census, Guam had a population of approximately 160,000. Guam’s economy is heavily dependent upon revenues from tourism and U.S. federal and military spending. As a result, economic problems or factors that adversely impact these sources of revenue may have a negative effect on the value of Guam’s municipal securities, which may reduce the performance of a fund.
Guam faces significant fiscal challenges including a high unemployment rate and sluggish growth in the tourism industry. Furthermore, the economic outlook in the rest of the United States remains uncertain. An economic downturn in the United States or countries such as Japan, China, or Korea, which provide large sources of tourism to the island, could significantly impact the finances of Guam and, therefore, its municipal securities. Moreover, the level of public debt in Guam may affect long-term growth prospects and could cause Guam to experience financial hardship. As a result of these and other factors, Guam has faced fiscal stress in recent years.
There can be no guarantee that Guam’s economic and fiscal conditions will improve or that future developments will not have a materially adverse impact on Guam’s finances. Any deterioration in Guam’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by Guam, which could reduce the performance of a fund.
Economic Climate. Guam’s civilian labor force consists of more than 70,400 individuals. This figure includes citizens of the Federated States of Micronesia, and the Republic of Marshall Islands, who are authorized by compact to accept employment in the United States and also, citizens of the Republic of Palau who are authorized by covenant to accept employment in the United States. As of March 2015, Guam had an unemployment rate of approximately 6.9%, which was down from 7.4% in March 2014. Guam’s unemployment rate was above the national average of 5.6% in March 2015.
Approximately 75% of Guam’s workforce is employed in the private sector, with the remainder employed by the federal and local government. In FY2015, Guam’s private sector added 1,300 jobs, while the public sector added 1,380 jobs. Private sector results were largely due to the addition of 700 jobs in construction and 400 jobs in services employment. Federal government employment decreased by 90 jobs in FY2015, while the local government added 160 jobs during that period.
According to the United States Department of Commerce, Guam’s gross domestic product grew from $5.57 billion in 2014 to $5.73 billion in 2015. The 2015 GDP figure consists of approximately $3.24 billion of personal consumption expenditures, $3.30 billion of government consumption expenditures and gross investment, and $1.30 billion of private fixed investment. This GDP figure is offset by approximately $2.1 billion of net exports. The Department of Commerce also estimates that Guam’s real per capita GDP, measured in 2009 dollars adjusted for inflation, grew from $29,652 in 2007 to

$31,948 in 2015. Additionally, according to the United States Department of Commerce, the average annual individual income for residents of Guam has increased from $26,730 in 2003 to $32,700 in 2013, a compound growth rate of 2.0%.
Guam’s real GDP increased 0.8% in 2015 after increasing 1.3% in 2014. For comparison, real GDP for the United States increased by 2.6% in 2015 and 2.4% in 2014. The increase in Guam’s real GDP in 2014 resulted primarily from an increase in private sector industries, including spending by tourists, as well as growth in the government sector from increased territorial government spending. The increase in Guam’s real GDP in 2015 reflects an increase in tourism and federal government spending, which was offset by slowing private fixed investment (spending by businesses construction and equipment). This growth was partly offset by a decrease in exports in services, consisting primarily of spending by tourists, which decreased by 3.5%.
Tourism has represented the primary source of income for Guam’s economy for over twenty-five years. Visitor arrivals rose to over 1,000,000 travelers for the first time in 1994 and have remained near or above that level ever since. The number of annual visitors to Guam increased from approximately 1,147,000 in FY2011 to over 1,372,000 in FY2015.
Historically, Japanese tourists have accounted for the largest share of visitors to Guam. Accordingly, Guam’s economy may be affected by economic conditions in Japan that reduce visits to the island, including a weak Yen and an increase in consumption tax. In FY2015, Guam received more than 779,400 arrivals from Japan, a decrease of 5.1% from FY2014. In contrast, in FY2015, Guam received more than 384,000 arrivals from South Korea, an increase of 30.9% from FY2014.
Although Japanese tourists still accounted for approximately 57% of all visitors to Guam in FY2015, the total share of Japanese visitors has declined in recent years as the U.S. has implemented visa waiver programs for more countries. As a result, Guam has attracted new visitors from South Korea and China. Increased visits from tourists representing a more diverse pool of countries may reduce the impact of events, such as natural disasters, increased taxes, or weakening of the local currency, that may prevent Japanese tourists from visiting Guam. Based on preliminary data for the first ten months of FY2016, the total number of visitors to Guam increased by approximately 9.7% from the same period in FY2015.
The United States’ military presence on Guam also contributes significantly to the island’s economy. Its strategic location close to Asia has increased its importance in the overall military strategy of the United States. As of 2015, approximately 6,100 active duty military personnel were stationed on Guam. In 2006, the United States and Japan reached an agreement to relocate certain U.S. military forces and their dependents from Japan to Guam by 2014, which was anticipated to add approximately 32,000 permanent residents to the island. In the years following 2010, however, Guam began to experience a decrease in U.S. military personnel as the plan to relocate certain forces from Japan to Guam was delayed. Due to the high cost of relocating military personnel to Guam, the proposed U.S. military build-up in Guam is now expected to begin after 2018. In addition, the expected size of the build-up has decreased. Recent proposals project that the U.S. Navy will relocate approximately 4,700 marines and 1,300 dependents from Japan to Guam over a 13-year period, rather than the approximately 8,600 marines and 9,000 dependents originally projected. It is expected that the costs related to the development and construction of facilities accommodating the build-up will be funded by the federal government and the government of Japan. The bulk of related construction is currently expected to occur in 2017 and 2018. Although the proposed relocation may improve economic conditions in Guam, there can be no guarantee that the proposed relocation will occur or to what extent Guam’s local economy will benefit from any relocation.
Budget. On January 31, 2016, the Governor of Guam presented his executive budget for FY2017 (“Proposed Budget”). The Proposed Budget calls for total appropriations of $941.6 million. The Proposed Budget projects total gross revenues for the General Fund of $899.4 million, which would represent an increase of $74.4 million (9.0%) from the budgeted revenues for FY2015. Total net General Fund revenues, after taking into account mandatory set asides, amount to $736.4 million for FY2017. The Proposed Budget also projects Special Fund revenues of $198.1 million and Federal Matching Grants-in-Aid of $47.3 million, representing a 1.1% increase and negligible change from FY2016, respectively.
Under the Proposed Budget, the executive branch would receive $604.1 million from the General Fund to fund various government programs and priorities. From this total, the Proposed Budget would allocate $62.7 million to the Department of Public Health and Social Services, $37.4 million to the Guam Police Department, and $35.7 million to the Guam Fire Department. The Proposed Budget would also include a continuing appropriation of approximately $65.2 million to pay debt service costs on Guam’s outstanding debt obligations.
On September 30, 2016, Guam’s budget for FY2017 (“Enacted Budget”) lapsed into law. The Enacted Budget largely follows the recommendations included in the Proposed Budget. The Enacted Budget projects total net General Fund revenues, after taking into account mandatory set asides, of $681.3 million. Notably, the Enacted Budget included a continuing appropriation of $79.3 million to pay debt service costs on Guam’s outstanding debt.
Debt. Guam is prohibited from authorizing or allowing the issuance of public debt in excess of 10% of the assessed tax valuation of the property in Guam. Public debt does not include bonds or other obligations payable solely from revenues derived from any public improvement or undertaking, and obligations for the payment of which appropriations are required on an annual basis. As of the most recent available valuation, the public debt of Guam may not exceed $1.49 billion. According to the most recent government audit report, the Government of Guam had total outstanding public debt of approximately $1.12 billion at the end of FY2015. In addition, Guam may also obtain other financing sources that are not subject to the debt ceiling, such as notes payable and other loans not backed by the full faith of general government taxes and revenues. As of the end of FY2015, Guam’s total indebtedness, including sources not subject to the debt ceiling, equaled approximately $2.61 billion.
Litigation. Guam, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against Guam might require Guam to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of Guam to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit rating. As of November 16, 2016, Guam’s general obligation debt was assigned a rating of BB- by Standard & Poor’s Rating Services. This rating reflects only the views of Standard & Poor’s Rating Services, an explanation of which may be obtained from that rating agency. There is no assurance that this rating will continue for any given period of time or that it will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by Guam or its political subdivisions, instrumentalities and authorities.
U.S. Virgin Islands
Introduction. The United States Virgin Islands (“Virgin Islands”) is an unincorporated territory of the United States with separate executive, legislative and judicial branches of government. In 2014, the population of the Virgin Islands was estimated at 103,961, representing a fairly even split between St. Thomas and St. John (54,305) and St. Croix (49,656). The economy of the Virgin Islands is heavily dependent upon revenues from tourism. Nearly 3 million tourists visit the Virgin Islands per year, mostly arriving on cruise ships. Other major sectors of the Virgin Islands’ economy include the trade, transportation and utilities sector; the retail trade sector; and the government sector. As these sectors represent the largest share of employment in the Virgin Islands, economic problems or factors that adversely impact these sectors may have a negative effect on the value of the Virgin Islands’ municipal securities, which may reduce the performance of a fund.
The economy of the Virgin Islands has faced significant setbacks in recent years. Recovery, if any, may be slow as the Virgin Islands continues to face significant fiscal challenges including a high unemployment rate, a structural deficit, and declining government revenues. Furthermore, the economic outlook in the rest of the United States remains uncertain. A future economic downturn in the United States could significantly impact the finances of the Virgin Islands and, therefore, its municipal securities. Moreover, the level of public debt in the Virgin Islands may affect long-term growth prospects and could cause the Virgin Islands to experience increased financial hardship. As a result of these and other factors, the Virgin Islands has faced fiscal stress and budgetary shortfalls in recent years.
There can be no guarantee that economic and fiscal conditions in the Virgin Islands will improve or that future developments will not have a materially adverse impact on the finances of the Virgin Islands. Any deterioration in the Virgin Islands’ financial condition may have a negative effect on the value of the securities issued by the Virgin Islands, which could reduce the performance of a fund.
Economic Climate. The civilian labor force of the Virgin Islands consists of approximately 48,000 individuals. As of August 2016, the Virgin Islands had an unemployment rate of approximately 11.3%, which was down from 12.2% in August 2015. The Virgin Islands’ unemployment rate was significantly above the national average of 4.9% during the same period.
The Virgin Islands’ economy has faced setbacks in recent years largely as a result of the lingering effects of the economic recession in the United States, the closure of the HOVENSA petroleum refinery and regulatory changes made through the American JOBS Creation Act of 2004 (“JOBS Act”). These three factors have placed financial stress on key segments of the Virgin Islands’ economy. While signs of growth have emerged, a full recovery will likely require significant structural changes that are not guaranteed to be successful.
The financial crisis and following economic recession accentuated pre-existing economic troubles in the Virgin Islands by eroding the tourism market. Typically, over two and a half million individuals visit the Virgin Islands each year via cruise ship and air arrivals. In 2014, the Virgin Islands welcomed more than 2.8 million visitors, which was an increase of 4.2% from 2013. However, the Virgin Islands’ overall visitor volume dropped in 2015 when it welcomed 2.6 million visitors, a decrease of 5.9% from 2014.
The majority of visitors arrive at the Virgin Islands via cruise ships. Although total cruise passengers increased by 8.6% over the five-year period ended in 2014, the number of cruise passengers fell in 2015. In 2015, nearly 1.9 million cruise passenger arrived in the Virgin Islands, which was a decrease of 9.8% from 2014. Based on preliminary data for the first six months of 2016, total cruise passenger arrivals decreased 3.9% from the same period in 2015.
The United States continues to be the primary source of visitors to the Virgin Islands. Therefore, sustained gains in the tourism industry are closely related to continued economic growth in the United States. In order to expand its tourism industry and insulate the islands from potential economic declines in the United States, the Virgin Islands began increasing its tourism marketing to other countries and regions. For example, the Virgin Islands recently began a charter service from Denmark to St. Croix, which has provided growth from the Scandinavian countries. Additionally, service from Canada, which began in FY2012, should allow the Virgin Islands to explore opportunities for an increased number of both leisure and group travelers. Continued efforts to encourage visitors from within the Caribbean region are also expected to play a significant role in growing the Virgin Islands’ tourism industry in the future.
Tourism-related services continue to bolster private sector enterprises. Important private sector activities in the Virgin Islands include wholesale and retail trade, leisure and hospitality, financial activities, and construction and mining activities. The agricultural sector remains small, which requires most of the territory’s food to be imported. International business and financial services are a small but growing component of the economy. Telecommunications, in tandem with other emerging technologies, present growth potential as exploration continues into accessibility and speed of broadband connectivity.
Because of its geographical location, the Virgin Islands is subject to natural disasters, including hurricanes that have caused considerable damage to the territory. If another large hurricane, or other natural disaster, were to make landfall on the Virgin Islands, the tourism industry, as well as other crucial industries, may be negatively impacted.
In 2012, the operators of the HOVENSA oil refinery announced that they would close the refinery, laying off approximately 1,200 employees and 950 subcontractors. The closure of the oil refinery is estimated to represent a $580 million reduction in direct gross economic output, or approximately 13% of the Virgin Islands’ total gross territorial product. In addition, the HOVENSA closure is expected to have the government of the Virgin Islands nearly $140 million in annual tax revenues. Because the HOVENSA refinery was one of the largest employers in the Virgin Islands, unemployment rates in the Virgin Islands have increased to levels not experienced in over 30 years.
Several potential bidders expressed interest in various refinery assets. In January 2016, Limetree Bay, an affiliate of ArcLight Capital Partners, LLC, finalized its purchase of the HOVENSA oil refinery, including HOVENSA’s storage and docking facilities. As part of the agreement, Limetree Bay has committed to operate the oil storage facility for at least 25 years. At this time, while such investment is expected to provide benefits to the Virgin Islands’ labor market and overall economy, is not possible to project the extent of the impact the acquisition of HOVENSA will have on the Virgin Islands’ economy.
Companies that make the Virgin Islands their residence enjoy favorable tax rates sanctioned by the U.S. Congress through the Internal Revenue Code. The Virgin Islands enacts its tax program through the Virgin Islands Economic Development Commission (“EDC”), which is designed to encourage investment and job creation in the territory. The JOBS Act included more stringent requirements for establishing bona fide residency in the Virgin Islands, thereby making it harder for companies to qualify for favorable tax treatment under the EDC program. The JOBS Act may also narrow the scope of qualifying income under the EDC program. According to the Virgin Islands Economic Development Authority, 32 companies terminated or suspended their EDC certificates, causing an estimated loss of 347 jobs and $619 million in employee taxes over the term of benefits which ranged from 10-15 years. Additionally, as an unincorporated territory of the United States, the Virgin Islands is subject to the plenary power of Congress to make rules and regulations with respect to the Virgin Islands. Accordingly, there is no guarantee that congressional action in the future will not negatively affect the EDC program.
Overall, the underlying fundamentals of the Virgin Islands economy are volatile. Increasing unemployment, decreasing revenues and the loss of many high-paying jobs have combined to place significant fiscal pressure on the local government. It is possible that fiscal challenges facing the Virgin Islands could impact the ability of the territory to satisfy the obligations on its outstanding debt. Any such outcome would likely reduce the value of the municipal securities issued by the Virgin Islands and its political subdivisions, instrumentalities, and authorities, which may reduce the performance of a fund.
Budget. In recent fiscal years, the government has experienced substantial fluctuations in revenues and expenditures, as well as recurring deficits. In FY2015, the Virgin Islands faced a budget deficit of $144 million. The Virgin Islands has taken a series of actions to reduce the size of its operating budget and address its recurring operating deficit. However, these actions have not addressed the structural imbalances that have led to recurring deficits. Rather, annual shortfalls have been addressed by an ad hoc combination of inter-fund transfers and debt financing. The Commonwealth faced an unrestricted net deficit of $4.3 billion in FY2015. The government has implement a number of deficit reducing measures including, but not limited to: (1) increasing local taxes such as property tax assessments on time-shares, gross receipt taxes and hotel taxes; (2) exerting greater control of expenditures through the budgetary process; and (3) increasing collection efforts for amounts due to the government from taxpayers.
In May 2016, the Governor released his proposed budget for FY2017 (“Proposed Budget”). The Proposed Budget estimates that the Virgin Islands will have approximately $777.8 million in General Fund revenues available for appropriation in FY2017. This estimate represents a decrease of approximately $52.1 million from projected FY2016 General Fund revenues. Of this total, $485.8 million is expected to come from direct taxes, including $351.5 million in individual income taxes (an increase of 3.9% from projected FY2016 totals), $74.3 million in corporate income taxes (an increase of 14.8% from projected FY2016 totals), and $60 million in real property taxes (an increase 8.1% from projected FY2016 totals). The net amount available after offsetting $60.0 million for tax refunds and credits and $68.5 million for debt service on bond obligations is estimated at $667.8 million. The Proposed Budget estimates $112.86 million in transfers from local funds to the General Fund, which was on par with FY2016 projected totals. Finally, the Proposed Budget forecasts funding from other sources, such as various duties, fees and charges to total $33.9 million in FY2016.
Against these estimated revenues, the Proposed Budget would appropriate approximately $776.4 million from the General Fund. This total is $25.9 million less than FY2016 appropriations (a decrease of 3.5%). The major drivers of General Fund spending in the Proposed Budget include $167.1 million for the Department of Education, $69.0 million for the Department of Human Services, $63.1 million for the Virgin Islands’ police department, and $60.9 million to fund the operations of the Virgin Islands’ judicial and legislative branches.
Structural imbalances for the General Fund have continued, and estimated revenues are insufficient by $110.0 million to cover estimated expenditures for FY2017. To address this shortfall, the Proposed Budget includes “revenue generating initiatives” as follows: $55.0 million in savings from proposed long-term debt restructuring and $55.0 million from working capital financing. As with all projected revenues, there is no guarantee that these sources will generate revenues in the expected amounts.
In September 2016, the Virgin Islands Legislature adopted its FY2017 budget (“Adopted Budget”). The Adopted Budget was sent to the Governor for approval. In October 2016, the Governor approved portions of the Adopted Budget, while vetoing others. The Governor’s vetoes are not expected to have a significant impact on General Fund revenues or appropriations.
Debt. Current law prohibits the Virgin Islands from authorizing or issuing general obligation bonds in excess of 10% of the total value of taxable property in the territory. As of June 6, 2016, the general obligation debt ceiling for the Virgin Islands was estimated to be $1.3 billion and the Virgin Islands had approximately $753.5 million of general obligation bonds or notes outstanding. As of September 30, 2015, the net amount of bonds outstanding, including both general obligation and revenue bonds, was estimated at $2.1 billion.
Litigation. The Virgin Islands, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Virgin Islands might require the Virgin Islands to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Virgin Islands to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit rating. As of November 16, 2016, Fitch Inc. maintained an implied rating of BB on the Virgin Islands’ general obligation debt. This rating reflects only the views of the respective rating agency, an explanation of which may be obtained from that rating agency. There is no assurance that this rating will continue for any given period of time or that it will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by the Virgin Islands or its political subdivisions, instrumentalities and authorities.
Northern Mariana Islands
Introduction. The Commonwealth of the Northern Mariana Islands (the “Commonwealth”) is a commonwealth of the United States with a political status similar to that of Puerto Rico. As of the 2010 Census, the Commonwealth had a population of 53,883, a decrease of 22.2% from 2000. The economy of the Commonwealth is heavily dependent upon revenues from tourism and transfers from the federal government. As these sources represent a significant share of the Commonwealth’s revenue, economic problems or factors that adversely impact these sources may have a negative effect on the value of the Commonwealth’s municipal securities, which may reduce the performance of a fund.
Although the Commonwealth has faced significant setbacks, the economy has shown some signs of recovery. Recovery, if any, may be slow as the Commonwealth continues to face substantial fiscal challenges including high unemployment, severe reductions in key industry segments and large government deficits. Furthermore, the economic outlook in the rest of the United States remains uncertain. An economic downturn in the United States or countries such as Japan, China or Korea, which provide large sources of tourism to the islands, could significantly impact the finances of the Commonwealth and, therefore, its municipal securities. Moreover, the level of public debt in the Commonwealth may affect long-term growth prospects and could cause the Commonwealth to experience continued financial hardship.
There can be no guarantee that the Commonwealth’s economic and fiscal conditions will improve or that future developments will not have a materially adverse impact on the Commonwealth’s finances. Any further deterioration in the Commonwealth’s financial condition may have a negative effect on the marketability, liquidity or value of the securities issued by the Commonwealth and may jeopardize the ability of the Commonwealth to satisfy its obligations on its outstanding debt, which could reduce the performance of a fund.
Economic Climate. After joining the United States in 1978, the federal government agreed to exempt the Commonwealth from federal minimum wage and immigration laws in an effort to help stimulate the Commonwealth’s economy. As a result of these exemptions, the Commonwealth was able to build a large garment industry, which at one time accounted for nearly 40% of the Commonwealth’s economy. The rapid growth of this industry generated significant economic growth in the islands from 1980-1995. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage.
Prior to 2005, garment manufacturers in the Commonwealth possessed a significant competitive advantage over manufactures on the U.S. mainland because workers in the Commonwealth were not required to be paid the same federal minimum wage as workers on the U.S. mainland. Although the Commonwealth was exempt from the federal minimum wage requirements, the cost of manufacturing textiles in the Commonwealth was significantly higher than the cost of producing similar goods in larger, low-cost economies such as China. However, the United States maintained import quotas and duties on textiles received from these producers, which further promoted the growth of the textile industry in the Commonwealth. At the height of the industry in 1999-2000, nearly 30 garment factories produced almost $1 billion worth of garments on Saipan alone, while employing a significant portion of the island’s residents and a large number of temporary workers from the region.
Over the last several years, however, the Commonwealth’s economy underwent an involuntary transformation resulting from federal policy actions that led to the dissolution of the Commonwealth’s garment industry. In 2005, the United States, as part of its participation in the World Trade Organization, eliminated quotas on textile imports to the United States. Removing these quotas caused the Commonwealth to lose its main competitive advantage over low-cost manufacturers in larger Asian countries. With the new trade rules taking effect in January 2005, garment factories in the Commonwealth began to consolidate, move and close, which sent the Commonwealth’s economy into a severe decline. Partly as a result of these structural changes, the gross domestic product of the Commonwealth declined by approximately 35% between 2002 and 2014. Moreover exports of goods from the islands dropped by more than 98% during this period, while annual compensation from manufacturing dropped by approximately 97%.
The Commonwealth’s real gross domestic product increased by 0.6% in 2012, 2.6% in 2013, and 3.0% in 2014. The growth in the Commonwealth’s economy reflected growth in private fixed investments and consumer spending. Private fixed investment increased over 50% in FY2014 due, in part, to growth in business purchases of equipment and in private sector construction.
Following the collapse of the garment industry, tourism emerged as the major driver of the Commonwealth’s economy. Tourism grew rapidly in the 1980s and early 1990s. Between 1978 and 1997, visitor arrivals in the Commonwealth increased from 86,700 to more than 726,000 annually, before declining to 531,000 in 2004. During this time, visitors from Japan accounted for a significant majority of arrivals, followed by Korea, the United States and China. Beginning in 2006, visitor arrivals began to decline significantly when Japan Air Lines (“JAL”) decided to suspend its long-established route to the islands. At the time of JAL’s departure from the Commonwealth, the airline carried nearly a third of all Japanese tourists to and from the islands. The Japanese share of visitors to the Commonwealth has decreased from 49% in FY2011 to 19% in 2015.
Although still below historical highs, tourism in the Commonwealth has recently shown signs of recovery. The Commonwealth has engaged in marketing efforts to increase visitor arrivals from a wider scope of countries, casino gambling is now allowed in certain areas and several major airlines continue to offer flights to the Commonwealth. The Commonwealth estimates that for the first eleven months of FY2016, it welcomed 458,225 visitors, which represents a 4.0% increase from the same period in FY2015. Although the number of visitors from Japan has decreased in recent years, Korean and Chinese visitors have increased. Growth in the tourism industry has helped the Commonwealth’s overall economic performance.
In 2008, control of the Commonwealth’s immigration administration transferred to the federal government. As a result, visa permits became more difficult to obtain, and Chinese arrivals to the islands have fluctuated widely in recent years. However, with the implementation of a temporary visa waiver program in 2009 and the mutual 10-year visa extension between the U.S. and China in 2014, visits from Chinese tourists have continued to increase significantly. For instance, the Chinese visitors accounted for 40% of the Commonwealth’s tourists in FY2015, an increase from the 15% share of tourism Chinese visitors accounted for in FY2011. For FY2016, the Commonwealth forecasts that approximately 200,000 Chinese tourists will visit. Any future developments that make international travel to the islands more difficult may have a negative impact on the Commonwealth’s economy.
Because of its geographical location, the Commonwealth is subject to natural disasters. In August 2015, a state of disaster was declared after a large typhoon passed through the islands. The typhoon caused severe damage to infrastructure and left most of Saipan without water and power. Rebuilding efforts are underway, and federal aid approved by the Federal Emergency Management Agency has surpassed $25 million. The total damage caused by the typhoon to the Commonwealth’s economy is unclear at this time.
Budget. The Commonwealth has run a budget deficit since 1994, which means spending has consistently outpaced revenue collection. The Commonwealth’s governmental activities deficit net position increased from $215 million to a deficit net position of $239.3 million from FY2013 to FY2014. The “governmental activities” position accounts for most of the Commonwealth’s basic services, including public safety and general administration. For FY2014, the Commonwealth’s General Fund experienced a total deficit of $81.5 million, which represents a 9.8% increase from the prior fiscal year.

On September 28, 2016, the Governor signed into law the Commonwealth’s budget for FY2017 (“Enacted Budget”). The Enacted Budget identifies total budgetary resources of approximately $212.6 million, which, after adjustments and transfers, would leave $142.2 million for appropriations during the fiscal year. These projected resources represent an increase of approximately 15.9% from budgeted FY2016 resources. The Enacted Budget includes $36.3 million for the Commonwealth’s public school system, $6.0 million to fund the Department of Public Safety, $4.0 million for the Department of Fire and Emergency Services, and a combined total of $12.9 million to fund the legislative and judicial branches of government.
Unfunded liabilities of the Northern Mariana Islands Retirement Fund present a significant risk to the fiscal condition of the Commonwealth. Pursuant to law, the Commonwealth is required to make contributions to the retirement fund each year on an actuarially funded basis toward the annuities related to retirement and other benefits. In recent years, the Commonwealth has delayed or suspended payments to the retirement fund, largely as a result of reoccurring budget deficits. These actions, combined with poor investment performance, have resulted in a substantial unfunded liability in the retirement fund. Due to rising unfunded liabilities, the retirement fund filed for Chapter 11 bankruptcy in April 2012, which was subsequently rejected by a federal district court in June 2012. Recent projections suggest that the retirement fund will go bankrupt in the near future if additional measures are not taken to increase a fund’s assets or decrease its liabilities.
Debt. As of September 30, 2014, the Commonwealth had $88.8 million in long-term debt outstanding, which represents a net decrease of $8.9 million (9.1%) from the prior year. The expected annual debt service requirements on the Commonwealth’s general obligation bonds were $8.5 million for FY2015 and $8.4 million for FY2016. These figures may not reflect the actual amount appropriated for debt service in a given fiscal year.
Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a fund’s investments.
Credit rating. As of November 16, 2016, no national ratings agency maintained a credit rating for the general obligation debt of the Commonwealth.

Appendix B: Ratings Definitions
Ratings Definitions
Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations (“NRSROs”) listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.
Moody’s Investors Service, Inc. (“Moody’s”)
GLOBAL RATING SCALES
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.2
Global Long-Term Rating Scale
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS
Short-Term Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below). The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings (“S&P”), a part of McGraw-Hill Financial
ISSUE CREDIT RATINGS
A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P analysis of the following considerations:
•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation and the promise we impute;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
LONG-TERM ISSUE CREDIT RATINGS
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
SHORT-TERM ISSUE CREDIT RATINGS
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
MUNICIPAL SHORT-TERM NOTE RATINGS
An S&P U.S. municipal note rating reflects S&P opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:
•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
ISSUER CREDIT RATINGS
An S&P issuer credit rating is a forward-looking opinion about an obligor’s overall creditworthiness. This opinion focuses on the obligor’s capacity and willingness to meet its financial commitments as they come due. It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation. Counterparty credit ratings, corporate credit ratings and sovereign credit ratings are all forms of issuer credit ratings. Issuer credit ratings can be either long-term or short-term.
LONG-TERM ISSUER CREDIT RATINGS
AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.
AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
BB; B; CCC; and CC: Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.
B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC: An obligor rated ‘CC’ is currently highly vulnerable. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ is in default on one or more of its financial obligations including rated and unrated financial obligations but excluding hybrid instruments classified as regulatory capital or in non-payment according to terms. An obligor is considered in default unless S&P believes that such payments will be made within five business days of the due date in the absence of a stated grace period, or within the earlier of the stated grace period or 30 calendar days. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.
NR: An issuer designated ‘NR’ is not rated.
Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
SHORT-TERM ISSUER CREDIT RATINGS
A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in a ‘SD’ or ‘D’ issuer rating, and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.
R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.
SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor’s rating is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.
NR: An issuer designated ‘NR’ is not rated.
Fitch Ratings, Inc.
Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.
Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
INTERNATIONAL ISSUER AND CREDIT RATING SCALES
International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.
The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the possibility that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).
Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.
Where the rating is not explicitly described in the relevant rating action commentary as local or foreign currency, the reader should assume that the rating is a “foreign currency” rating (i.e. the rating is applicable for all convertible currencies of obligation).
INTERNATIONAL LONG-TERM ISSUER RATINGS
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. “Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term category, or to Long-Term categories below ‘B’.
INTERNATIONAL SHORT-TERM ISSUER AND ISSUE CREDIT RATINGS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.
DBRS
LONG-TERM OBLIGATIONS
The DBRS® long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.
AAA: Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA: Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A: Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB: Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB: Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/CC/C: Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.
D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
COMMERCIAL PAPER AND SHORT-TERM DEBT
The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle),” and “(low).”
R-1 (high): Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle): Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low): Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high): Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle): Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low): Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
Kroll Bond Rating Agency (“KBRA”)
LONG-TERM CREDIT RATINGS
Kroll Bond Rating Agency (KBRA) assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s credit ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.
AAA: Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA: Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A: Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB: Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.
BB: Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B: Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC: Determined to be at substantial risk of loss due to credit-related events, or currently in default with high recovery expectations.
CC: Determined to be near default or in default with average recovery expectations.
C: Determined to be near default or in default with low recovery expectations.
D: KBRA defines default as occurring if:
1. There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.
2. The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result.
3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.
KBRA may append – or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.
SHORT-TERM CREDIT RATINGS
Kroll Bond Rating Agency’s short-term ratings indicate an ability to meet obligations that typically have maturities of thirteen months or less when issued by corporate entities, financial institutions, and in connection with structured finance transactions. When applied to municipal obligations, KBRA’s short-term ratings typically indicate an ability to meet obligations of three years or less. Short-term ratings may be assigned to both issuers and to specific obligations. As compared to long-term ratings, greater emphasis is placed on an obligor’s liquidity profile and access to funding. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.
K1: Very strong ability to meet short-term obligations.
K2: Strong ability to meet short-term obligations.
K3: Adequate ability to meet short-term obligations.
B: Questionable ability to meet short-term obligations.

C: Little ability to meet short-term obligations.
D: KBRA defines default as occurring if:
1. There is a missed interest or principal payment on a rated obligation which is unlikely to be recovered.
2. The rated entity files for protection from creditors, is placed into receivership or is closed by regulators such that a missed payment is likely to result.
3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.
KBRA may append a + modifier to ratings in the K1 category to indicate exceptional ability to meet short-term obligations.
Footnotes to AppendixB:
1.	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.
2.	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

Financial Statements
The Fund’s audited Financial Statements, included in the Fund’s Annual Report dated March 31, 2017, including the notes thereto and the report of KPMG LLP thereon, are incorporated by reference into this Statement of Additional Information.

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Rochester State Specific Municipal Funds
Website
www.oppenheimerfunds.com
Investment Adviser and Sub-Adviser
OFI Global Asset Management, Inc. and OppenheimerFunds, Inc.
225 Liberty Street
New York, New York 10281-1008
Distributor
OppenheimerFunds Distributor, Inc.
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New York, New York 10281-1008
Transfer Agent and Sub-Transfer Agent
OFI Global Asset Management, Inc. and
Shareholder Services Inc. doing business as OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)
Custodian Bank
Citibank, N.A.
111 Wall Street
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Independent Registered Public Accounting Firm
KPMG LLP
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Legal Counsel
Kramer Levin Naftalis & Frankel LLP
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PX0570.001.0817